Filed pursuant to Rule 497
File No. 333-175624

Prospectus

Maximum Offering of 150,000,000 Shares of Common Stock

Sierra Income Corporation

Common Stock

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We are managed by SIC Advisors LLC, or SIC Advisors, which is registered as an investment advisor with the Securities and Exchange Commission. We have elected and intend to continue to qualify to be treated for federal income tax purposes, as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Our investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on senior secured debt, second lien debt and, to a lesser extent, subordinated debt. We will originate transactions sourced through SIC Advisors’ network, and expect to acquire debt securities through the secondary market. We may make equity investments in companies that we believe will generate appropriate risk adjusted returns, although we do not expect this to be a substantial portion of our portfolio.

Through SC Distributors, LLC, our dealer manager, we are offering on a best efforts, continuous basis up to 150,000,000 shares of our common stock at a current offering price of $10.25 per share. If, however, our net asset value per share increases above our net proceeds per share as stated in this prospectus, we intend to sell our shares at a higher price as necessary to ensure that shares of our common stock are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. As a result, subscriptions for this offering will be for a specific dollar amount rather than a specified quantity of shares, which may result in subscribers receiving fractional shares rather than full share amounts. We have filed post-effective amendments to our registration statement that have allowed us to continue this offering for at least two years from the date we commenced our public offering, and on March 12, 2014, our board of directors approved an extension of the Company’s offering period for an additional period of one year, extending the public offering to April 17, 2015, unless further extended by our board of directors.

This is our initial public offering and there is no public market for our common stock. The minimum permitted purchase by each individual investor is $2,000 of our common stock, except for investors in the State of Tennessee, who must invest a minimum of $2,500.

•	You should not expect to be able to sell your shares regardless of how we perform.

•	If you are able to sell your shares, you will likely receive less than your purchase price.

•	We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop.

•

Beginning the second quarter of 2013, we implemented a share repurchase program, but only a limited number of shares are eligible for repurchase by us. In addition, any such repurchases will be at a price equal to our most recently disclosed net asset value per share immediately prior to the date of repurchase.

•	You should consider that you may not have access to the money you invest for an indefinite period of time.

•	An investment in our shares is not suitable for you if you need access to the money you invest. See “Share Repurchase Program,” “Suitability Standards” and “Share Liquidity Strategy.”

•	Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.

•

Our distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

•

Our previous distributions to stockholders were funded from temporary fee reductions that are subject to repayment to our Adviser. These distributions were not based on our investment performance and may not continue in the future. If our Adviser had not agreed to make expense support payments, these distributions would have come from your paid in capital. The reimbursement of these payments owed to our Adviser will reduce the future distributions to which you would otherwise be entitled.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We have not been in the business described in this prospectus for at least three years. Except as specifically required by the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted. We will file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information will be available free of charge by contacting us at 375 Park Ave., 33rd Floor, New York, NY 10152, or by telephone at (212) 759-0777 or on our website at http://www.sierraincomecorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at http://www.sec.gov. which contains such information.

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” to read about the risks you should consider before buying shares of our common stock.

Neither the Securities and Exchange Commission, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Maximum Offering Amount
Price to public (initial offering price)(1)	$10.25	$1,537,500,000
Sales load(2)	$0.9994	$149,906,250
Net proceeds to us (before expenses)(3)	$9.2006	$1,387,593,750

(1)	Assumes all shares are sold at the initial offering price per share.
(2)	The sales load includes up to 7.0% of selling commissions, and up to 2.75% for dealer manager fees. The “dealer manager fee” refers to the portion of the sales load available to participating broker-dealers for assistance in selling and marketing our shares. Under certain circumstances as described in this prospectus, selling commissions and the dealer manager fee may be reduced or eliminated in connection with certain purchases. See “Plan of Distribution.”
(3)	In addition to the sales load, we estimate that we will incur in connection with this offering approximately $19,125,000 of offering expenses (approximately 1.25% of the gross proceeds) if the maximum number of shares is sold at $10.25 per share.

Because you will pay a sales load of up to 9.75% and offering expenses of approximately 1.25%, if you invest $100 in our shares and pay the full sales load, approximately $89.00 of your investment will actually be available to us for investment in portfolio companies. If you are eligible to purchase shares without a commission, then approximately $96.00 of your $100 investment will be available to us for investment in portfolio companies. See “Estimated Use of Proceeds.”

An investment in our shares is NOT a bank deposit and is NOT insured by the Federal Deposit Insurance Corporation or any other government agency.

SC Distributors, LLC

Prospectus dated April 30, 2014

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement we have filed with the SEC, in connection with a continuous offering process, to raise capital for us. As we make material investments or have other material developments, we will periodically provide a prospectus supplement or may amend this prospectus to add, update or change information contained in this prospectus. We will seek to avoid interruptions in the continuous offering of our common stock, but may, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement with the SEC if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus. However, there can be no assurance that our continuous offering will not be interrupted during the SEC’s review of any such amendment.

You should rely only on the information contained in this prospectus. Our dealer manager is SC Distributors, LLC, which we refer to in this prospectus as our dealer manager. Neither we nor our dealer manager has authorized any other person to provide you with information materially different from that contained in this prospectus. If anyone provides you with materially different or inconsistent information, you should not rely on it. We are not, and the dealer manager is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus during the offering period to reflect material changes to the disclosure contained herein.

Any statement that we make in this prospectus may be modified or superseded by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement.

SUITABILITY STANDARDS

Shares of our common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial stockholders in this offering which require that a purchaser of shares have either:

•	A gross annual income of at least $70,000 and a net worth of at least $70,000, or

•	A net worth of at least $250,000.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

Alabama — In addition to the suitability standards noted above, the Alabama Securities Commission requires that this investment will only be sold to Alabama residents who represent that they have a liquid net worth of at least 10 times their investment in this program and other similar programs.

California — In addition to the suitability standards noted above, a California investor’s total investment in us shall not exceed 10% of his or her net worth.

Iowa — An Iowa investor’s total investment in us shall not exceed 10% of his or her liquid net worth. Liquid net worth is that portion of an investor’s net worth that consists of cash, cash equivalents and readily marketable securities.

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Kansas — In addition to the suitability standards noted above, it is recommended by the Office of the Kansas Securities Commissioner that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in this and other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

Kentucky — In addition to the suitability standards noted above, a Kentucky investor must have (i) either gross annual income of at least $85,000 and a minimum net worth of $85,000, or (ii) a minimum net worth alone of $300,000. Moreover, no Kentucky resident shall invest more than 10% of his or her liquid net worth in these securities.

Maine — In addition to the suitability standards noted above, the Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents, and readily marketable securities.

Massachusetts — In addition to the suitability standards noted above, the Massachusetts Securities Division recommends that an investor’s aggregate investment in this offering and similar offerings, including direct participation investments, not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents, and readily marketable securities.

Nebraska — In addition to the suitability standards noted above, a Nebraska investor must have either (a) an annual gross income of at least $100,000 and a net worth (not including home, furnishings and personal automobiles) of at least $350,000, or (b) a net worth (not including home, furnishings and personal automobiles) of at least $500,000. In addition, a Nebraska investor may not invest more than 10% of his or her net worth in this offering.

New Jersey — In addition to the suitability standards noted above, the New Jersey Bureau of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation program investments not exceed 10% of the investor’s liquid net worth. For this purpose “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents in readily marketable securities.

New Mexico — In addition to the suitability standards noted above, a New Mexico resident’s investment should not exceed 10% of his or her liquid net worth in this and other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

North Dakota — In addition to the suitability standards noted above, North Dakota requires that shares may only be sold to residents of North Dakota that represent they have a net worth of at least ten times their investment in the issuer and its affiliates and that they meet one of the established suitability standards.

Ohio — It shall be unsuitable for an Ohio investor’s aggregate investment in shares of the issuer, affiliates of the issuer, and in other non-traded business development programs to exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

Oklahoma — In addition to the suitability standards noted above, an Oklahoma investor must limit his or her investment in us to 10% of his or her net worth (excluding home, furnishings, and automobiles).

Oregon — In addition to the suitability standards noted above, an Oregon investor must limit his or her investment in us to 10% of his or her net worth (excluding home, furnishings, and automobiles).

Tennessee — Investors who reside in the state of Tennessee must have either (i) a net worth of $100,000 and minimum annual gross income of $100,000 or (ii) a minimum net worth of $500,000. In addition, a Tennessee investor’s total investment in us shall not exceed 10% of his or her liquid net worth.

Texas — In addition to the suitability standards noted above, Texas residents purchasing shares (i) must have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $250,000; and (ii) may not invest more than 10% of their net worth in us. For Texas residents, “net worth” does not include the value of one’s home, home furnishings or automobiles.

Our Sponsor, as well as those selling shares on our behalf and participating broker-dealers and registered investment advisors recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years of the information used to determine that an investment in the shares is suitable and appropriate for each investor. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective investor, as well as other pertinent factors. In making this determination, your participating broker-dealer, authorized representative or other person selling shares on our behalf will, based on a review of the information provided by you, consider whether you:

•	meet the minimum income and net worth standards established in your state;

•	can reasonably benefit from an investment in our common stock based on your overall investment objectives and portfolio structure;

•	are able to bear the economic risk of the investment based on your overall financial situation, including the risk that you may lose your entire investment; and

•	have an apparent understanding of the following:

•	the fundamental risks of your investment;

•	the lack of liquidity of your shares;

•	the restrictions on transferability of your shares;

•	the background and qualification of our Advisor; and

•	the tax consequences of your investment.

The exemption for secondary trading under California Corporations Code §25104(h) will be withheld, but there may be other exemptions to cover private sales by the bona fide owner for his own account without advertising and without being effected by or through a broker dealer in a public offering. In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

The minimum purchase amount is $2,000 in shares of our common stock except for investors in the state of Tennessee, who must invest a minimum of $2,500. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each contribution is made in increments of $100. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

If you have previously acquired shares, any additional purchase must be in amounts of at least $500. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our distribution reinvestment plan.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the shares of our stock or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our stock, our investment objectives and the relative illiquidity of our stock, shares of our stock are an appropriate investment for those of you who become stockholders. Those selling shares on our behalf must make every reasonable effort to determine that the purchase of shares of our stock is a suitable and appropriate investment for each stockholder based on information provided by the stockholder in the subscription agreement. Each participating broker-dealer is required to maintain for six years records of the information used to determine that an investment in shares of our stock is suitable and appropriate for a stockholder.

In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the Investment Company Act of 1940, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. To understand this offering fully, you should read the entire prospectus carefully including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “Sierra Income” refer to Sierra Income Corporation. We refer to SIC Advisors LLC, our investment advisor, as “SIC Advisors” and the “Advisor.” “Medley” refers, collectively, to the activities and operations of Medley Capital LLC, Medley LLC, associated investment funds and their respective affiliates.

Sierra Income Corporation

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. We are externally managed by SIC Advisors, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, and a majority owned subsidiary of Medley. SIC Advisors is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. We have elected to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

Our investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on senior secured debt, second lien debt and, to a lesser extent, subordinated debt. We will originate transactions sourced through SIC Advisors’ network, and expect to acquire debt securities through the secondary market. We may make equity investments in companies that we believe will generate appropriate risk adjusted returns, although we do not expect this to be a substantial portion of our portfolio. During our offering period and thereafter, if our Advisor deems it appropriate and to the extent permitted by the 1940 Act, we expect to invest in more liquid debt securities, some of which may trade on a national securities exchange. See “Regulation.”

We believe that the current market environment presents a significant opportunity for our strategy. The trend of bank consolidation that has occurred over the last 20 years has reduced the amount of capital available for small and middle market borrowers (defined as borrowers with annual revenue of $50 million to $1 billion). At the same time, demand for capital from these borrowers remains strong. We believe that this favorable supply and demand dynamic will allow us to earn wider spreads with increased equity upside while taking less risk than in recent business cycles. We intend to capitalize on this opportunity through a disciplined and consistent investment approach focused on principal protection. See “Business.”

Seth Taube, Brook Taube and Jeff Tonkel serve as principals of SIC Advisors and bring an average of more than 20 years of experience in principal finance, investment sourcing, credit analysis, transaction structuring, due diligence and investing.

We will leverage SIC Advisors’ seasoned team and broad network to source compelling investment opportunities. We will evaluate these opportunities through an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring. We intend to be disciplined in selecting investments and focus on opportunities that we perceive offer favorable risk/reward characteristics.

We may use debt within the levels permitted by the 1940 Act when the terms and conditions available are favorable to long-term investing and well aligned with our investment strategy and portfolio composition. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of such borrowings within the context of our investment outlook and the impact of leverage on our investment portfolio. We may use leverage to fund new transactions, alleviating the timing challenges of raising new equity capital through a continuous offering, and to enhance stockholder returns. The amount of leverage that we employ will be subject to oversight by our board of directors, including a majority of independent directors with no material interests in such transactions.

We are issuing shares of common stock through this offering, each share of which has equal rights to distributions, voting, liquidation, and conversion. Our common stock is non-assessable, meaning that there is no liability for calls or assessments, nor are there any preemptive rights in favor of existing stockholders. Our distributions will be determined by our board of directors in its sole discretion. We intend to seek to complete a liquidity event within seven years after the completion of our offering stage, or at such earlier time as our board of directors may determine, taking into account market conditions and other factors. We will view our offering stage as complete as of the termination date of our most recent offering, which will include this offering and any follow-on offering. Because of this timing for our anticipated liquidity event, stockholders may not be able to sell their shares promptly or at a desired price prior to that point. There can be no assurance that we will complete a liquidity event within this timeframe or at all. As a result, an investment in our shares is not suitable if you require short-term liquidity with respect to your investment in us.

Status of Our Public Offering and Investment Activity

On April 16, 2012, our registration statement, of which this prospectus forms a part, was declared effective by the SEC. Immediately following the effectiveness of our registration statement, we issued 1,108,033.24 shares of our common stock to SIC Advisors in exchange for gross proceeds of $10 million. As a result, we broke escrow and commenced operations on April 17, 2012. Since commencing operations, we have raised a total of approximately $262.9 million, which includes the issuance of 1,108,033.24 shares of our common stock to SIC Advisors in exchange for gross proceeds of $10 million immediately following the effectiveness of our registration statement. As of April 24, 2014, we have combined proceeds, as well as a modest amount of leverage through a revolving credit facility with ING Capital LLC, which we have used to invest $224.3 million across 54 transactions, the details of which are listed below.

As of December 31, 2013, the weighted average yield based upon original cost on our portfolio investments was approximately 9.9%, and 56.7% of our income-bearing investment portfolio bore interest based on floating rates, such as LIBOR, and 43.3% bore interest at fixed rates. The weighted average yield on income producing investments is computed based upon a combination of the cash flows to date and the contractual interest payments, principal amortization and fee notes due at maturity without giving effect to closing fees received, base management fees, incentive fees or general fund related expenses. Each floating rate loan uses LIBOR as its floating rate index. For each floating rate loan, the projected fixed-rate equivalent coupon rate used to forecast the interest cash flows was calculated by adding the interest rate spread specified in the relevant loan document to the fixed-rate equivalent LIBOR rate, duration-matched to the specific loan, adjusted by the LIBOR floor and/or cap in place on that loan.

The table below shows our investment portfolio as of April 24, 2014. As of such date, the weighted average yield based upon original cost on our portfolio investments was approximately 9.4%, and 19.3% of our income-bearing investment portfolio bore interest based on fixed rates, and 80.7% bore interest at floating rates, such as LIBOR.

Company	Sector	Security Type	Maturity	Interest Rate*	Principal Amount ($’MM)	Acquisition Date
Access Media 3, Inc.	Broadcasting and Entertainment	Senior Secured First Lien Term Loans	10/22/2018	10.000%	$7.00	10/22/2013
Aderant North America, Inc.	Electronics	Senior Secured Second Lien Term Loans	6/20/2019	10.000%	0.45	12/20/2012
Alcatel-Lucent USA, Inc.	Telecommunications	Senior Secured First Lien Term Loans	1/30/2019	4.500%	0.99	2/8/2013
ALG USA Holdings, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Second Lien Term Loans	2/28/2020	10.250%	2.00	2/28/2013
Allen Edmonds Corporation	Retail Stores	Senior Secured Second Lien Term Loans	5/27/2019	10.000%	7.00	11/26/2013
American Pacific Corporation	Chemicals, Plastics and Rubber	Senior Secured First Lien Term Loans	2/27/2019	7.000%	8.00	2/27/2014
Anaren, Inc.	Electronics	Senior Secured First Lien Term Loans	3/6/2019	5.500%	3.99	2/27/2014
Anaren, Inc.	Electronics	Senior Secured Second Lien Term Loans	3/6/2019	9.250%	10.00	2/27/2014
Ascensus, Inc.	Finance	Senior Secured Second Lien Term Loans	12/2/2020	9.000%	4.00	11/12/2013
Associated Asphalt Partners LLC	Chemicals, Plastics, and Rubber	Senior Secured First Lien Notes	2/15/2018	8.500%	2.00	2/27/2013
Atrium Innovations, Inc.	Healthcare, education, and childcare	Senior Secured Second Lien Term Loans	8/13/2021	7.750%	5.00	1/29/2014
Bennu Oil & Gas, LLC	Oil and Gas	Senior Secured Second Lien Term Loans	11/1/2018	10.250%	4.48	10/31/2013
Bon-Ton Stores, Inc.	Retail Stores	Senior Secured Second Lien Notes	7/15/2017	10.625%	1.70	9/21/2012
Caesars Entertainment Operating Co., Inc.	Hotels, Motels, Inns, and Gaming	Senior Secured First Lien Notes	6/1/2017	11.250%	6.00	5/3/2013
Charming Charlie, Inc.	Retail Stores	Senior Secured First Lien Term Loans	1/9/2019	9.000%	7.00	12/18/2013
Collective Brands Finance Inc.	Retail Stores	Senior Secured Second Lien Term Loans	3/11/2022	8.500%	6.50	3/6/2014
Cornerstone Chemical Company	Chemicals, Plastics, and Rubber	Senior Secured First Lien Notes	3/15/2018	9.375%	2.50	3/4/2013
Deltek, Inc.	Electronics	Senior Secured Second Lien Term Loans	10/10/2019	10.000%	3.00	10/10/2012
Drew Marine Partners LP	Cargo Transport	Senior Secured Second Lien Term Loans	5/19/2021	8.000%	8.50	12/10/2013
Dynamic Energy Services International LLC	Oil and Gas	Senior Secured First Lien Term Loans	3/11/2019	9.500%	10.00	3/3/2014
EarthLink, Inc.	Telecommunications	Senior Secured First Lien Notes	6/1/2020	7.375%	2.45	7/17/2013
Flexera Software Inc.	Electronics	Senior Secured Second Lien Term Loans	4/1/2021	8.000%	5.00	4/9/2014
Gastar Exploration USA, Inc.	Oil and Gas	Senior Secured First Lien Notes	5/15/2018	8.625%	5.40	5/10/2013
Great Atlantic & Pacific Tea Company	Grocery	Senior Secured First Lien Term Loans	3/13/2017	11.000%	0.93	4/27/2012
Green Field Energy Services, Inc.	Oil and Gas	Senior Secured First Lien Notes	11/15/2016	13.000%	0.77	5/23/2012
Greenway Medical Technologies	Healthcare, education, and childcare	Senior Secured Second Lien Term Loans	11/4/2021	9.250%	1.00	11/1/2013
Healogics, Inc.	Healthcare, Education, and Childcare	Senior Secured Second Lien Term Loans	2/5/2020	9.250%	2.00	2/5/2013
Holland Acquisition Corp.	Oil and Gas	Senior Secured First Lien Term Loans	5/29/2018	10.000%	5.00	9/26/2013

Company	Sector	Security Type	Maturity	Interest Rate*	Principal Amount ($’MM)	Acquisition Date
IDQ Holdings, Inc.	Automobile	Senior Secured First Lien Notes	4/1/2017	11.500%	1.00	4/25/2012
Integra Telecom, Inc.	Telecommunications	Senior Secured Second Lien Term Loans	2/22/2020	9.750%	1.62	2/15/2013
Interface Security Systems, Inc.	Electronics	Senior Secured First Lien Notes	1/15/2018	9.250%	3.42	1/15/2013
IronGate Energy Services LLC	Oil and Gas	Senior Secured First Lien Notes	7/1/2018	11.000%	3.00	6/26/2013
Isola USA Corp.	Electronics	Senior Secured First Lien Term Loans	11/23/2018	9.250%	5.99	1/24/2014
Kik Custom Products, Inc.	Healthcare, Education, and Childcare	Senior Secured Second Lien Term Loans	10/29/2019	9.500%	5.00	11/1/2013
Linc Energy Finance (USA), Inc.	Oil and Gas	Senior Secured First Lien Notes	10/31/2017	12.500%	1.00	10/5/2012
Liquidnet Holdings, Inc.	Finance	Senior Secured First Lien Term Loans	5/7/2017	9.250%	5.20	5/3/2013
Livingston International, Inc.	Cargo Transport	Senior Secured Second Lien Term Loans	4/18/2020	9.000%	2.66	4/16/2013
Newpage Corporation	Containers, Packaging, and Gas	Senior Secured First Lien Term Loans	3/5/2019	9.250%	8.00	2/5/2014
Omnitracs, Inc.	Electronics	Senior Secured Second Lien Term Loans	4/29/2020	8.750%	7.00	10/29/2013
Pangea Finance LLC	Electronics	Senior Secured Second Lien Term Loans	4/3/2020	11.750%	7.50	4/3/2014
Reddy Ice Group, Inc.	Beverage, Food, and Tobacco	Senior Secured Second Lien Term Loans	10/1/2019	10.750%	2.00	3/28/2013
Response Team Holdings, LLC	Buildings and Real Estate	Senior Secured First Lien Term Loans	3/28/2019	10.500%	12.22	3/28/2014
School Specialty, Inc.	Healthcare, Education, and Childcare	Senior Secured First Lien Term Loans	6/11/2019	9.500%	5.97	5/29/2013
Securus Technologies, Inc.	Telecommunications	Senior Secured Second Lien Term Loans	4/30/2021	9.000%	2.00	4/17/2013
Sizzling Platter, LLC	Beverage, Food, and Tobacco	Senior Secured First Lien Notes	4/15/2016	12.250%	2.06	7/19/2012
Tectum Holdings Inc.	Automobile	Senior Secured Second Lien Term Loans	3/12/2019	9.000%	12.50	3/12/2014
Tempel Steel Company	Mining, Steel, Iron, and Nonprecious Metals	Senior Secured First Lien Notes	8/15/2016	12.000%	1.12	4/20/2012
True Religion Apparel, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Second Lien Term Loans	1/30/2020	11.000%	4.00	7/29/2013
US Well Services, LLC	Oil and Gas	Senior Secured First Lien Notes	2/15/2017	14.500%	3.82	8/16/2012
YP LLC	Business Services	Senior Secured First Lien Term Loans	6/4/2018	7.750%	5.70	2/13/2014

Total					224.33

SIC Advisors

Our investment activities are managed by our investment advisor, SIC Advisors. SIC Advisors is an affiliate of Medley and has offices in New York and San Francisco. In exchange for the provision of certain non-investment advisory services to SIC Advisors, and pursuant to a joint venture agreement, Strategic Capital Advisory Services, LLC, an affiliate of the dealer manager, or Strategic Capital, owns 20% of SIC Advisors and is entitled to receive distributions equal to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by us to SIC Advisors in its capacity as our investment advisor. The purpose of this arrangement is to permit SIC Advisors to capitalize upon the expertise of the executives of Strategic Capital and its affiliates in providing administrative and operational services with respect to non-exchange traded investment vehicles similar to us. Strategic Capital will provide certain services to, and on behalf of, SIC Advisors, including consulting and non-investment advisory services related to administrative and operational services. For additional discussion of the relationship between SIC Advisors and Strategic Capital, see “The Advisor.”

Medley is managed by three principals of SIC Advisors, Seth Taube, Brook Taube and Jeff Tonkel. SIC Advisors will be responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. SIC Advisors’ team will draw on its expertise in a range of sectors, including industrials and transportation, energy and natural resources, financials, healthcare, media and telecom and real estate. In addition, SIC Advisors will seek to diversify our portfolio by company type, asset type, transaction size, industry and geography.

The majority of the principals of SIC Advisors have worked together for more than ten years, during which time they have focused on implementing their private debt strategy. A diversified portfolio of private debt investments combined with rigorous asset management has allowed Medley, which the principals of SIC Advisors manage and operate, to successfully navigate the challenging market that occurred in 2008 and 2009. We believe that SIC Advisors’ disciplined and consistent approach to sourcing, portfolio construction and risk management should allow it to achieve compelling risk-adjusted returns for us.

On November 25, 2013, we received an exemptive order (the “Exemptive Order”) from the SEC. The Exemptive Order permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley, LLC or an investment adviser controlled by Medley, LLC, including Medley Capital Corporation. Under the terms of the relief permitting us to co-invest with other funds managed by Medley or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

In situations where co-investment with other funds managed by Medley or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other Medley clients, SIC Advisors and the Medley affiliate will need to decide which client will proceed with the investment. SIC Advisors and the Medley affiliate will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by Medley or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Medley serves as our administrator, provides office space to us and provides us with equipment and office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the Securities and Exchange Commission, or the SEC, and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

The following chart shows the ownership structure and various entities with us and our Advisor:

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. Risks involved in an investment in us include (among others) the following:

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We are a relatively new company and have a limited operating history. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially.

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Economic activity in the United States was impacted by the global financial crisis of 2008 and has yet to fully recover. These conditions may make it more difficult for us to achieve our investment objective.

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Our shares will not be listed on a national securities exchange for the foreseeable future, which means there will be no public market for our securities during the offering period. You will have limited ability to sell your shares.

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There are substantial conflicts among the interests of our investors, our interests and the interests of our Advisor, dealer manager and our respective affiliates regarding compensation, investment opportunities and management resources.

•	Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to stockholders.

•	Our dealer manager also serves as the dealer manager for the distribution of securities of other issuers, and may experience conflicts of interest as a result.

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While we began repurchasing a limited number of shares of our common stock in the third quarter of 2013, and intend to continue to repurchase shares on a quarterly basis, we may suspend or terminate the share repurchase program at any time.

•	Our investment in prospective portfolio companies may be risky, and we could lose all or part of our investment.

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The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes.

•	Failure to maintain our qualification as a RIC would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

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A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

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We have not established any limit on the extent to which we may use borrowings, our equity capital, or proceeds from this offering to fund distributions to stockholders, which may reduce the amount of capital we ultimately invest in assets, and there can be no assurances that we will be able to sustain distributions at any particular level. Our distributions may exceed our earnings, which we refer to as a return of capital, particularly during the period before we have substantially invested the net proceeds from this offering, which may result in commensurate reductions in net asset value per share. Accordingly, stockholders who receive the payment of a dividend or other distribution from us should not assume that such dividend or other distribution is the result of a net profit earned by us.

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We will be exposed to risks associated with changes in interest rates. Since we use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds.

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This is a “best efforts” offering and, if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make. As a result, our ability to diversify will be constrained.

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Our investments may include original issue discount instruments. To the extent original issue discount constitutes a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

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The total return swap, or TRS, entered into by Arbor Funding LLC, or Arbor, our wholly-owned financing subsidiary exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

Investment Strategy

Our investment strategy focuses primarily on sourcing investments in private U.S. companies as we seek to construct a portfolio that generates superior risk adjusted returns. Our investment process is centered around three principles: first, rigorous due diligence of each company’s credit fundamentals, second, a detailed and customized structuring process for originated investments; and, third, regular and ongoing monitoring of the portfolio and proactive risk management. While the construction of our portfolio will vary over time, we anticipate that the portfolio will be comprised primarily of investments in first lien senior secured debt and second lien debt of private, U.S. middle market companies. In addition, our portfolio will include subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, and common equity in these companies. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration.

Investment Types

Our investment approach focuses primarily on investments in senior debt securities, but also includes investments in subordinated debt securities. As a result, our debt investments may have various levels of security or may be unsecured. We may seek to invest in common or preferred equity as deemed appropriate by SIC Advisors. SIC Advisors will seek to manage our allocation between investment types as market conditions change.

Market Opportunity

We believe that the current market environment presents a significant opportunity for our strategy. The wake of the financial crisis has reduced the amount of capital available for middle market borrowers. At the same time, demand for capital from these borrowers remains strong. We believe that this favorable supply and demand dynamic will create an attractive investment environment for a number of reasons, including the following:

Large Addressable Market.    The U.S. middle market provides a substantial target market for providers of private credit. The middle market accounts for roughly 40% of the domestic GDP.

The Decline of Traditional Financing Sources.    The primary driver of opportunity in middle market private debt is the reduction in lending by the domestic banking system. Since 1994, the number of FDIC-insured commercial banking institutions in the U.S. has declined by over 40%1. As the chart below describes, during this time period the U.S. banking sector has consolidated from approximately 11,000 FDIC insured commercial banks to approximately 5,900, a decline of approximately 5,100 banks.

Attractive Attributes of Middle Market Debt.    As a result of the decline of traditional financing sources, the attractiveness of providing capital in the middle market has increased.

A meaningful gap exists between public and private market debt spreads, primarily due to the fact that liquidity has not returned to the private lending markets in the same way it has returned to the public debt markets. As such, lenders to private middle-market companies should continue to benefit from attractive pricing.

Conventional lending has been returning for larger public companies as evidenced by tightening spreads since 2011. Despite the general normalization of spreads, the graph below shows that middle-market issuers of public debt still face higher debt costs than larger corporate borrowers. The spread is more pronounced for middle-market private companies.

Potential Competitive Strengths

We believe that the Company represents an attractive investment opportunity for the following reasons:

Experienced Team.    The principals of the Advisor have on average more than 20 years of experience in principal finance, investment sourcing, credit analysis, transaction structuring, due diligence and investing. Other members of the Advisor’s investment and asset management team include professionals with extensive experience in transaction sourcing, investment underwriting, credit analysis, account monitoring and restructuring at firms such as Goldman Sachs & Co., Deutsche Bank AG, J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated, GE Capital Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS O’Connor LLC, THL Credit, Marathon Asset Management, Barclays Capital Inc. and Moody’s Investors Service, Inc.

Extensive Sourcing Network and National Presence.    The experience and reputation in the market of the principals of the Advisor has enabled them to consistently generate attractive investment opportunities. As seasoned participants in this market, the principals of the Advisor are often sought out as a preferred partner, both by portfolio companies and other financing providers. The principals of the Advisor invest in a range of sectors, including industrials and transportation, energy and natural resources, financials, healthcare, media and telecom and real estate. Finally, the principals of the Advisor have a broad network of relationships with national, regional and local investment bankers, private equity firms, commercial bankers, lawyers, accountants and consultants. We will leverage the experience, reputation, and investment sourcing network of the principals of the Advisor to maximize our national origination capabilities and sourcing efforts.

Established Risk Management.    We will continue the successful asset management process employed by the principals of the Advisor over the last ten years. In particular, we intend for our investment transactions to be diversified by company type, asset type, transaction size, industry and geography. We will utilize a systematic investment process involving rigorous due diligence, third-party reports and multiple investment committee approvals. Following the closing of each transaction, the Advisor will implement a proprietary, dynamic monitoring system for regularly updating issuer financial, legal, industry and exit analysis, along with other relevant information. At the same time, checks and balances to the asset management process will be provided by third parties, including, as applicable, the following: forensic accountants, valuation specialists, legal counsel, fund administrators and loan servicers.

Restructuring and Workout Experience.    The principals of the Advisor and the Advisor’s investment team have significant experience in restructurings, liquidations and bankruptcies prior to their affiliation with Medley. This experience will provide valuable assistance to us in the initial structuring of transactions and throughout the asset management process.

Operating and Regulatory Structure

We are an externally-managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for tax purposes we have elected and intend to continue to qualify to be treated as a RIC under Subchapter M of the Code. See “Tax Matters.” Our investment activities are managed by SIC Advisors and supervised by our board of directors, a majority of whom are independent of SIC Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation.”

Investment Process

We have a disciplined and repeatable process for executing, monitoring, structuring and exiting investments.

Identification and Sourcing.    The Advisor’s investment team’s experience and reputation have allowed it to generate a substantial and continuous flow of attractive investment opportunities. The principals of SIC Advisors maintain a strong and diverse network which results in sustained and high quality deal flow. We believe that SIC Advisors’ breadth and depth of experience across strategies and asset classes, coupled with its significant relationships built over the last 20 years, make it particularly qualified to uncover, evaluate and aggressively pursue attractive investment opportunities. Leveraging its deal-flow network, the principals of SIC Advisors have compiled a robust current pipeline of transactions ready for possible inclusion in our portfolio.

Analysis and Due Diligence.    The Advisor’s investment team believes that its expertise in underwriting, financial analysis and enterprise valuation enables it to identify compelling transactions among the numerous opportunities in the private market. Typically, a principal of the Advisor will lead a transaction and work closely with other SIC Advisors’ investment professionals on the various aspects of the due diligence process.

Structuring.    For newly originated investments, SIC Advisors strives to negotiate an optimal combination of current and deferred interest payments, equity participation and prepayment penalties, along with suitable covenants and creditor rights which will generally be greater than the rights normally obtained by institutional investors in comparable transactions and may include such provisions as: specific rights to consult with and advise management, the right to inspect company books, records or facilities, as well as the right to review balance sheets and/or statements of income and cash flows of the company. SIC Advisors determines whether the investment structure, particularly the amount of debt, is appropriate for the portfolio company’s business, sometimes reassessing the investment’s risk/return profile and adjusting pricing and other terms as necessary. The Advisor’s investment team has in-depth restructuring, liquidation and bankruptcy experience which is vital to success as a lender over market cycles.

For secondary purchases of investments, SIC Advisors reviews the legal documentation relating to the investments to ensure that they contain appropriate covenants and creditors rights and that we can maintain adequate control over the investments through the exercise of voting and approval rights.

Investment Approval.    After SIC Advisors completes its final due diligence, each proposed investment is presented to its investment committee and subjected to extensive discussion and follow-up analysis, if necessary. A formal memorandum for each investment opportunity, which includes the results of business due diligence, multi-scenario financial analysis, risk-management assessment, results of third-party consulting work, background checks and structuring proposals is prepared for the investment committee.

Investment Monitoring and Exit.    SIC Advisors believes in an active approach to asset management. Investment professionals, each with deep restructuring and workout experience, will support SIC Advisors’ portfolio-monitoring effort. The monitoring process includes frequent interaction with management, attending board of directors’ meetings, consulting with industry experts, working with third-party consultants and developing portfolio company strategy with equity investors. SIC Advisors’ investment team also evaluates financial reporting packages from portfolio companies that detail operational and financial performance. Data is entered into SIC Advisors’ proprietary, centralized electronic database. Additionally, this information is reviewed monthly as part of our portfolio monitoring process. To further support this process, SIC Advisors’ investment team conducts regular third-party valuation analyses and continually monitors future liquidity, covenant compliance and leading industry or economic indicators to maintain a proactive rather than reactive approach to asset management. We believe this hands-on approach helps in the early identification of any potential problems.

Risk Management

Broad Diversification.    We intend to diversify our transactions by company type, asset type, investment size, industry and geography. Until we raise significant capital from this offering, however, our investments may be concentrated in a limited number of portfolio companies.

Careful Structuring.    Our goal in structuring each investment will be to obtain from the portfolio company such conditions and commitments as we deem necessary to effectively exercise our rights and to protect our investment. This will be accomplished primarily by complying with the requirements of the Uniform Commercial Code, and implementing lien filings, cash-control agreements, guarantee agreements, equity and other asset pledges, financial covenants, both affirmative and prohibitive business covenants and insurance.

For secondary purchases of investments, SIC Advisors reviews the legal documentation relating to the investments to ensure that they contain appropriate covenants and creditors rights and that we can maintain adequate control over the investments through the exercise of voting and approval rights.

Rigorous Due Diligence.    Our systematic underwriting process will involve exhaustive in-house due diligence, third-party consulting reports and multiple stages of investment approval, ensuring risk mitigation during and after transaction execution.

Asset Management.    We will employ the same asset management process used by our investment team in managing Medley’s other investment vehicles. SIC Advisors’ proprietary asset management system, or AMS, creates a centralized, dynamic electronic reporting system which houses, organizes and archives all portfolio data by investment. AMS generates comprehensive, standardized reports which aggregate operational updates, portfolio company financial performance, asset valuations, macro trends, management call notes, restructuring activities and account history. Additionally, both paper and electronic copies of portfolio company financials, industry reports, consulting reports and covenant compliance certificates are readily available and updated frequently. AMS enables our investment team to have real-time access to the most recent information regarding our investment portfolio. As such, we believe AMS will facilitate the early identification of potential portfolio issues.

Investment Committee

The purpose of the investment committee is to evaluate and approve all investments by SIC Advisors. The investment committee is comprised of a minimum of three members, including the principals of Medley as well as senior members of the Advisor’s investment team. Approval of an investment requires a majority vote of the investment committee, although unanimous agreement is sought. The committee process is intended to bring the diverse experience and perspectives of the committee members to the analysis and consideration of every investment. The investment committee also serves to provide consistency and adherence to SIC Advisors’ investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, the committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are also reviewed on a regular basis. Members of the investment committee are encouraged to share information and views on credits with the committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Managerial Assistance

As a BDC, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and will reimburse Medley, as our administrator, for its allocated costs in providing such assistance subject to review and approval by our board of directors. Medley will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Estimated Use of Proceeds

We intend to use the net proceeds from this offering to make investments in accordance with our investment objective and by following the strategies described in this prospectus, although we have not established limits or the use of proceeds nor have we established a limit on the amount of offering proceeds we may use for distributions. These proceeds may be used for working capital purposes. See “Estimated Use of Proceeds.”

Based on prevailing market condition and depending on our evaluation of the investment opportunities then available, we anticipate that we will invest the proceeds from each subscription closing generally within 30 – 90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a BDC and our intention to qualify as a RIC. During this time, we may also use a portion of the net proceeds to pay our operating expenses and fund distributions to stockholders.

Distribution Policy

We began declaring semi-monthly distributions to our stockholders beginning in July 2012 and intend to continue making semi-monthly distributions to stockholders, to the extent that we have assets legally available for distribution. All distributions that we make will be at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status and other factors as our board of directors may deem to be relevant. The distributions we pay to our stockholders may exceed earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Because we intend to continue to qualify as a RIC, we intend to distribute at least 90% of our annual net investment income to our stockholders. However, there can be no assurance that we will be able to pay distributions at a specific rate or at all. Each year, a statement on Internal Revenue Service Form 1099-DIV identifying the source of the distribution will be mailed to our stockholders. See “Distributions” for a list of distributions declared and paid to date.

We may fund our cash distributions to stockholders from any sources of funds available to us including expense reimbursements from our Adviser that are subject to repayment to it as well as offering proceeds and borrowings. We have not established limits on the amount of funds we may use from available sources to make distributions. We expect that for a significant time after the commencement of this offering, substantially all of our distributions will result from expense support payments made by our Adviser that may be subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital for GAAP purposes. We may still have distributions which could be characterized as a return of capital for tax purposes. You should understand that any such distributions are not based on our investment performance and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such expense support payments. You should also understand that any future reimbursements to our Adviser will reduce the distributions that you would otherwise receive. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. The Adviser has no obligation to make expense support payments pursuant to the Expense Support Agreement after June 30, 2014, unless the Expense Support Agreement is extended. For the fiscal year ended December 31, 2013, if expense support payments of $1,465,910 were not made by our Adviser, 100% percent of the distribution rate would have been a return of capital. In connection with the acquisition of $10 million of our shares by our Adviser in a private placement that occurred prior to the commencement of our operations and prior to the effectiveness of the Expense Support Agreement, $125,000 of offering expenses was recorded as an expense and a liability and was deemed to be a book return of capital since total distributions (including this amount) exceeded net investment income for the year ended December 31, 2013. During the year ended December 31, 2013, however, no portion of the distributions we made to our stockholders constituted a return of capital for tax purposes.

Our Distribution Reinvestment Plan

We have adopted an “opt-in” distribution reinvestment plan that allows our stockholders to elect to have the full amount of their distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

On December 4, 2013, we entered into a three-year senior secured syndicated revolving credit facility with a one-year term out period (the “Revolving Credit Facility”) led by ING Capital LLC. The Revolving Credit Facility matures on December 4, 2017 and is secured by substantially all of our assets, subject to certain exclusions as further set forth in a Guarantee, Pledge and Security Agreement. The Revolving Credit Facility also includes usual and customary representations, covenants and events of default for senior secured revolving credit facilities of this nature.

The Revolving Credit Facility allows for us, at our option, to borrow money at a rate of either (i) an alternate base rate plus 2.50% per annum or (ii) LIBOR plus 3.50% per annum. The initial commitment under the Revolving Credit Facility is $50,000,000, and includes an accordion feature that allows for potential future expansion of the Revolving Credit Facility up to a total of $100,000,000. Availability of loans under the Revolving Credit Facility is linked to the valuation of the collateral pursuant to a borrowing base mechanism.

Plan of Distribution

We are offering on a best efforts, continuous basis up to 150,000,000 shares of our common stock at a current offering price of $10.25 per share. We have filed post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, that have allowed us to continue this offering for two years from the date we commenced our public offering. In addition, on March 12, 2014, our board of directors approved an extension of the Company’s offering period for an additional period of one year, extending the public offering to April 17, 2015, unless further extended by our board of directors. This offering must also be registered in every state in which we offer or sell shares. Generally, such state registrations are valid for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. Our dealer manager is SC Distributors, which is a member of the Financial Industry Regulatory Authority, or FINRA, and the Securities Investor Protection Corporation, or SIPC. Our dealer manager is not required to sell any specific number or dollar amount of shares, but has agreed to use its best efforts to sell the shares offered. The minimum permitted purchase is $2,000 in shares of our common stock, except for investors in the state of Tennessee, who must invest a minimum of $2,500.

Pursuant to a joint venture agreement, an affiliate of the dealer manager is entitled to receive distributions up to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by us to SIC Advisors in its capacity as our investment advisor. The purpose of this arrangement is to permit our Advisor to capitalize upon the expertise of the executives of Strategic Capital and its affiliates in providing administrative and operational services with respect to non-exchange traded investment vehicles similar to us. Strategic Capital also holds a limited voting interest in SIC Advisors which entitles it to 20% of the net proceeds received in connection with the sale or other strategic transaction involving SIC Advisors.

We intend to sell our shares on a continuous basis at a current offering price of $10.25. However, if our net asset value per share increases above our net proceeds per share as stated in this prospectus, we intend to sell our shares at a higher price when necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at http://www.sierraincomecorp.com. See “Plan of Distribution.”

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that investors will likely have limited ability to sell their shares. As a result, we have established suitability standards which require investors to have either: (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Under these standards, net worth does not include your home, home furnishings or personal automobiles. In addition, each person selling shares on our behalf will require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of our shares, (d) the background and qualifications of our Advisor and (e) the tax consequences of the investment. For additional information, including enhanced suitability standards in a number of states, see “Suitability Standards.”

How to Subscribe

Investors who meet the suitability standards described in this prospectus may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read the entire final prospectus and the current supplement(s), if any, accompanying the final prospectus.

•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included as Appendix A.

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Deliver a check to SC Distributors, LLC, or its designated agent, for the full purchase price of the shares being subscribed for, along with the completed subscription agreement. You should make your check payable to “UMB Bank, N.A., as agent for Sierra Income Corporation.” The initial minimum permitted purchase is $2,000, except for investors in the state of Tennessee, who must invest a minimum of $2,500. Additional purchases must be for a minimum of $500, except for purchases made pursuant to our distribution reinvestment plan. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our meeting the minimum offering requirement will be deposited into an interest-bearing account. The name of the participating dealer appears on the subscription agreement.

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By executing the subscription agreement and paying the full purchase price for the shares subscribed for, each investor attests that he or she meets the minimum income and net worth standards as stated in the subscription agreement.

A sale of the shares may not be completed until at least five business days after the subscriber receives our final prospectus as filed with the SEC pursuant to Rule 497 of the Securities Act. Within ten business days of our receipt of each completed subscription agreement, we will accept or reject the subscription. If we accept the subscription, we will mail a confirmation within three business days. We expect to close on subscriptions received and accepted by us on a weekly basis. If for any reason we reject the subscription, we will promptly return the check and the subscription agreement, without interest or deduction, within ten business days after rejecting it.

Share Liquidity Strategy

Within seven years following the completion of the offering period, we intend to seek to complete a liquidity event for our stockholders. We will view our offering stage as complete as of the termination date of our most recent public equity offering, which will include this offering and any follow-on offering. A liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. While our intention is to seek to complete a liquidity event within seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions will be favorable during that timeframe. There can be no assurance that we will complete a liquidity event within this timeframe or at all. As a result, an investment in our shares is not suitable if you require short-term liquidity with respect to your investment in us. Prior to a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased as described below. See “Share Liquidity Strategy.”

Share Repurchase Program

During the term of this offering, we do not intend to list our shares on a securities exchange, and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited. We began repurchasing a limited number of shares of our common stock in the third quarter of 2013, and intend to continue to repurchase shares on a quarterly basis in order to allow our stockholders to sell their shares back to us at a price equal to our most recently disclosed net asset value per share immediately prior to the date of repurchase. Our share repurchase program includes numerous restrictions that limit your ability to sell your shares. Unless our board of directors determines otherwise, we intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. The limitations and restrictions relating to our share repurchase program may prevent us from accommodating all repurchase requests made in any quarter. See “Description of Our Capital Stock — Limited Repurchase Rights” and “Share Repurchase Program.”

In the event of the death or disability of a stockholder, we will repurchase the shares held by such stockholder at a price equal to the net asset value per share of our shares as disclosed in the periodic report we file with the SEC immediately following the date of the death or disability of such stockholder. See “Description of Our Capital Stock — Limited Repurchase Rights” and “Share Repurchase Program” for a description of certain limitations and restrictions relating to our requirement to repurchase shares in the event of the death or disability of a stockholder.

Advisor Fees

We pay SIC Advisors a fee for its services under the Investment Advisory Agreement. The fee consists of two components: a management fee and an incentive fee.

The management fee is calculated at an annual rate of 1.75% of our gross assets and is payable quarterly in arrears. The incentive fee comprises the following two parts:

•

An incentive fee on net investment income, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears and is based upon our pre-incentive fee net investment income for the immediately preceding quarter. No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.75% per quarter on our net assets at the end of the immediately preceding fiscal quarter, or the preferred quarterly return. All of our pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% on our net assets at the end of the immediately preceding fiscal quarter in any quarter, will be payable to the Advisor. We refer to this portion of our subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income exceeds 2.1875% on our net assets at the end of the immediately preceding quarter in any quarter. For any quarter in which our pre-incentive fee net investment income exceeds 2.1875% on our net assets at the end of the immediately preceding quarter, the subordinated incentive fee on income shall equal 20% of the amount of our pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.

•

An incentive fee on capital gains is earned on investments sold and shall be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such termination. The fee equals 20% of our realized capital gains, less the aggregate amount of any previously paid incentive fee on capital gains. Incentive fee on capital gains is equal to our realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis.

The incentive fee may induce our Advisor to make investments on our behalf that are more risky or more speculative than would otherwise be the case. Similarly, because our management fee is calculated based upon our gross assets (including any borrowings for investment purposes), SIC Advisors may be encouraged to use leverage to make additional investments. See “Risk Factors — Risks Related to SIC Advisors and its Respective Affiliates — Our incentive fee may induce our Advisor to make speculative investments.” See “Investment Advisory Agreement and Fees.”

Administration

Medley is reimbursed for administrative expenses it incurs on our behalf. See “Administration Agreement and Fees.”

Conflicts of Interest

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates unless we receive an order from the SEC permitting us to do so. Subject to this restriction on co-investments with affiliates, SIC Advisors will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. In accordance with SIC Advisors’ allocation policies, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by SIC Advisors and its affiliates.

To the extent that we compete with entities managed by SIC Advisors or any of its affiliates for a particular investment opportunity, SIC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict-resolution and allocation policies, (2) the requirements of the Advisers Act, and (3) the conditions of the Exemptive Order and other restrictions under the 1940 Act regarding co-investments with affiliates. SIC Advisors’ allocation policies are intended to ensure that we may generally share equitably with other investment funds managed by SIC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds.

In addition, under our incentive fee structure, SIC Advisors may benefit when we recognize capital gains and, because SIC Advisors determines when a holding is sold, SIC Advisors controls the timing of the recognition of capital gains. Also, because the base management fee that we pay to SIC Advisors is based on our gross assets, SIC Advisors may benefit when we incur indebtedness.

Reports to Stockholders

Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at http://www.sierraincomecorp.com and on the SEC’s website at http://www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Taxation of Our Company

We have elected and intend to continue to qualify to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Tax Matters.”

Company Information

Our administrative and executive offices are located at 375 Park Ave., 33rd Floor, New York, NY 10152, and our telephone number is (212) 759-0777. We maintain a website at http://www.sierraincomecorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear, directly or indirectly. Other expenses are estimated and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses.

Stockholder transaction expenses (as a percentage of offering price)(1)
Sales load(2)	9.75%
Offering expenses(3)	1.25%
Distribution reinvestment plan fees(4)	None

Total stockholder transaction expenses	11.00%

Annual expenses (as a percentage of net assets attributable to common shares)(5)
Base Management fee(6)	2.01%
Incentive fees (20% of investment income and capital gains)(7)	0.06%
Interest payments on borrowed funds(8)	0.48%
Acquired fund fees and expenses(9)	0.00%
Other expenses(10)	1.66%

Total annual expenses(11)	4.21%

(1)	Amount assumes we sell $360 million worth of our common stock in the next twelve months. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. As of December 31, 2013, we had net assets of approximately $153 million. Assuming we raise an additional $360 million over the twelve months ended December 31, 2014, we would receive net proceeds of approximately $320.4 million, resulting in estimated net assets of approximately $473.4 million, and average net assets of approximately $179.1 million. There can be no assurance that we will sell $360 million worth of our common stock in the next twelve months.

(2)	As shares are sold, you will pay a maximum sales load of 9.75% for combined selling commissions and dealer manager fees to our dealer manager in accordance with the terms of the dealer manager agreement, which we refer to in this prospectus as the dealer manager agreement. Our dealer manager will engage unrelated, third-party participating broker-dealers in connection with the offering of shares. In connection with the sale of shares by participating broker-dealers, our dealer manager will reallow and pay participating broker-dealers up to: (a) 7.0% of the gross proceeds from their allocated sales and (b) 2.75% for dealer manager fees. See “Plan of Distribution” for a description of the circumstances under which a selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases.

(3)	The offering expense ratio reflects $4,500,000 of offering expenses to be paid by us, assuming we raise $360,000,000 in gross proceeds (or an expense ratio of 1.25%). In accordance with the terms of the Investment Advisory Agreement, SIC Advisors is responsible for paying all other organization and offering expenses incurred by the Company until such time that the Company has raised $300 million in gross proceeds from the offering of shares of its common stock pursuant to this prospectus or one or more private offerings. After such time, the Company will be responsible for paying such expenses on its own behalf. In addition, the Company has agreed to reimburse SIC Advisors for other organization and offering expenses incurred by SIC Advisors on behalf of the Company in an amount equal to 1.25% of the gross proceeds raised by the Company in such offerings. Consequently, if we raise less than $300 million in gross proceeds from the offering of shares of our common stock pursuant this prospectus or one or more private offerings, we will reimburse SIC Advisors in an amount equal to 1.25% of the gross proceeds from such offerings and, as a result, only be required to pay other organization and offering expenses in an amount equal to such amount.

After the $300 million threshold has been surpassed, we will be responsible for paying all future other organization and offering expenses incurred by us and will continue to reimburse SIC Advisors for any other organization and offering expenses that it previously incurred on our behalf and for which it has not yet been reimbursed by us at a rate of 1.25% of the gross proceeds from the offering of shares of our common stock pursuant to this prospectus or one or more private offerings until the earlier of (a) the end of the offering period, or (b) such time that SIC Advisors has been repaid in full. We are targeting an other organization and offering expense ratio of 1.25% over the course of the offering period for the offering of shares of our common stock pursuant to this prospectus, which is currently scheduled to terminate two years from the initial public offering date.

We may reimburse our dealer manager for certain expenses that are deemed underwriting compensation. Assuming an aggregate selling commission and a dealer manager fee of 9.75% of the gross offering proceeds, we would reimburse the dealer manager in an amount up to 0.25% of the gross offering proceeds. In the event the aggregate selling commission and dealer manager fees are less than 9.75% of the gross offering proceeds, we would reimburse the dealer manager for expenses in an amount greater than 0.25% of the gross offering proceeds.

(4)	The expenses of the distribution reinvestment plan are included in Other Expenses. See “Distribution Reinvestment Plan.”

(5)	Amount assumes we sell $360 million worth of our common stock in the next twelve months. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise less than $360 million, our expenses as a percentage of net assets may be significantly higher. There can be no assurance that we will sell $360 million worth of our common stock.

(6)	Our base management fee is calculated at an annual rate of 1.75%, based on our gross assets, and is payable quarterly in arrears. See “Investment Advisory Agreement and Fees.” If we borrow funds equal to 50% of net assets, our management fee in relation to our net assets would be higher because the management fee is calculated on the basis of our gross assets (which includes any borrowings for investment purposes).

(7)	We may have capital gains and investment income that could result in the payment of an incentive fee in the first year after completion of this offering. The incentive fees, if any, are divided into two parts:

(i)	a subordinated incentive fee on income, which, at a maximum, for any quarter in which our pre-incentive fee net investment income exceeds 2.1875% of our net assets at the end of the immediately preceding quarter, will equal 20% of the amount of our pre-incentive fee net investment income; and

(ii)	an incentive fee on capital gains that will equal 20% of our capital gains, if any, less the aggregate amount of any previously paid incentive fee on capital gains; and

The incentive fees are based on our performance and will not be paid unless we achieve certain goals. We will record an expense accrual relating to the capital gains incentive fee payable by us to our investment advisor (but not paid) when the unrealized gains on our investments exceed all realized capital losses on our investments given the fact that a capital gains incentive fee would be owed to our investment advisor if we were to sell our investment portfolio at such time. The amount in the table assumes that no incentive fees on capital gains will be paid for the following 12-month period which is based on the actual realized capital gains (losses) for the year ended December 31, 2013 and the unrealized appreciation of our assets investments as of such date and assumes that all such unrealized appreciation is converted to realized capital gains on such date. See “Investment Advisory Agreement and Fees” for more information concerning the incentive fees.

(8)	We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 12.9% of our estimated future net assets and that the average annual interest rate on the amount borrowed is 3.25%.

Our ability to incur leverage during the twelve months following the commencement of this offering depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering.

(9)	As we have no intention of investing in the securities or other investment instruments of registered investment companies, BDCs or other investment funds, in the initial 12-month period of our investment operations following the date we meet our minimum offering requirement, we have not included any such expenses in this line item.

(10)	Other Expenses, including expenses incurred in connection with administering our business, are based on estimated amounts for the following 12-month period and includes accounting, legal and auditing fees as well as the reimbursement of the compensation of our chief financial officer, chief compliance officer and other administrative personnel and fees payable to our independent directors.

(11)	For the year ended December 31, 2013, our ratio of total expenses to average net assets, which included the effect of the Expense Support Agreement, was 0.97%. Excluding the effect of the Expense Support Agreement, this amount was 4.21%.

Example

We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in our common stock. In calculating the following expense amounts, we have assumed that: (1) our annual operating expenses remain at the levels set forth in the table above, (2) the annual return on investment before fees and expenses is 5%, as required by the SEC, (3) the net return after payment of fees and expenses is distributed to stockholders and reinvested at net asset value, and (4) subscribers to our shares will pay an up-front selling commission of up to 7.0% and a dealer manager fee of up to 2.75% with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming 5% annual return from realized capital gains:	$148	$224	$301	$500

While the example assumes a 5% annual return from realized capital gains on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than 5%. This example should not be considered a representation of your future expenses and actual expenses may be greater or less than those shown. With a 5% annual return that is generated partly or entirely from realized capital gains, an incentive fee on capital gains under the Investment Advisory Agreement would likely be incurred. See “Investment Advisory Agreement and Fees” for information concerning incentive fees. If we achieve sufficient returns on our investments to trigger an incentive fee on income of a material amount, both our distributions to our common stockholders and our expenses would likely be higher.

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISOR

The dealer manager receives compensation for services relating to this offering, and we compensate SIC Advisors for the investment and management of our assets. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities and their affiliates are included in the table below. The selling commissions and dealer manager fee may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes the shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee, the subordinated incentive fee on income, and the incentive fee on capital gains are calculated, see “Investment Advisory Agreement and Fees — Investment Advisory Fees.”

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Shares)(1)
	Fees to the Dealer Manager
Selling commissions(2)	7.0% of gross offering proceeds from the offering; all selling commissions are expected to be reallowed to participating broker-dealers.	$107,625,000

Dealer manager fee(2)	Up to 2.75% of gross proceeds, all or a portion of which may be reallowed to participating broker-dealers.	$42,281,250

	Reimbursement to Our Advisor
Other organization and offering expenses(3)(4)	SIC Advisors is responsible for paying all other organization and offering expenses incurred by us until such time that we have raised $300 million in gross proceeds from the offering of shares of our common stock pursuant to this prospectus or one or more private offerings. After such time, we will be responsible for paying such expenses on our own behalf. In addition, we have agreed to reimburse SIC Advisors for other organization and offering expenses incurred by SIC Advisors on behalf of us in an amount equal to 1.25% of the gross proceeds raised by us in such offerings. After the $300 million threshold has been surpassed, we will be responsible for paying all future other organization and offering expenses incurred by us and will continue to reimburse SIC Advisors for any other organization and offering expenses that it previously incurred on our behalf and for which it has not yet been reimbursed by us at a rate of 1.25% of the gross proceeds from the offering of shares of our common stock pursuant to this prospectus or one or more private offerings. We are targeting an other organization and offering expense ratio of 1.25% over the course of the offering period for the offering of shares of our common stock pursuant to this prospectus, which is currently expected to continue for at least two years from the commencement of our public offering.	$19,218,750

	Fees to Our Advisor
Base management fee	The base management fee is calculated at an annual rate of 1.75% of our gross assets and payable quarterly in arrears. The base management fee may or may not be taken in whole or in part at the discretion of SIC Advisors. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as SIC Advisors shall determine.	$26,906,250

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Shares)(1)
Subordinated incentive fee on income	The subordinated incentive fee on income is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, and will be subordinated to a preferred return on our net assets at the end of the immediately preceding quarter equal to 1.75% per quarter (an annualized rate of 7.0%).(5) No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the preferred quarterly return of 1.75%, or the preferred quarterly return, on our net assets at the end of the immediately preceding quarter. For any calendar quarter in which pre-incentive fee net investment income is greater than the preferred quarterly return, but less than 2.1875%, the subordinated incentive fee on income shall equal the amount of pre-incentive fee net investment income in excess of the preferred quarterly return. This fee is referred to as the catch-up(6) and provides an increasing fee, but is in no event greater than the 20% of the pre-incentive fee net investment income, as the pre-incentive fee net investment income increases from a 1.75% to a 2.1875% quarterly return on our net assets at the end of the immediately preceding quarter. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.1875% of our net assets at the end of the immediately preceding quarter, the subordinated incentive fee on income shall equal 20% of pre-incentive fee net investment income.	These amounts cannot be estimated since they are based upon the performance of the assets held by the Company. The Company has not achieved performance sufficient to realize subordinated incentive fee on income to date. The amount of subordinated incentive fee on income will be disclosed by the Company in its quarterly and annual reports filed with the SEC under the Securities Exchange Act of 1934, or the Exchange Act.

Incentive fee on capital gains	An incentive fee on capital gains earned on our investments will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) and will equal 20% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.	These amounts cannot be estimated since they are based upon the performance of the assets held by the Company. The amount of any incentive fee on capital gains earned on our investments will be disclosed by the Company in its quarterly and annual reports filed with the SEC under the Exchange Act.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Shares)(1)

Other Expenses
Other operating expenses(4)	We will reimburse the expenses incurred by Medley in connection with its provision of administrative services provided to us, including the compensation payable by Medley to our chief financial officer, our chief compliance officer and other administrative personnel of Medley. We will not reimburse SIC Advisors or any third-party consultant engaged by it for personnel costs in connection with services for which SIC Advisors receives a separate fee. In addition, we do not reimburse SIC Advisors for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of SIC Advisors.	We have estimated these annual expenses to be approximately $1.8 million. Actual amounts may be lower or higher than this.

(1)	Assumes all shares are sold at the current offering price of $10.25 per share with no reduction in selling commissions or dealer manager fees.

(2)	The selling commissions and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisors or banks acting as trustees or fiduciaries and sales to our affiliates. No selling commission or dealer manager fee will be paid in connection with sales under our distribution reinvestment plan.

(3)	The other organizational and offering expense reimbursement consists of costs incurred by SIC Advisors and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our participating broker-dealers, marketing expenses, salaries and direct expenses of SIC Advisors’ employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. We may reimburse our dealer manager for certain expenses that are deemed underwriting compensation. Assuming an aggregate selling commission and a dealer manager fee of 9.75% of the gross offering proceeds, we would reimburse the dealer manager in an amount up to 0.25% of the gross offering proceeds. In the event the aggregate selling commission and dealer manager fees are less than 9.75% of the gross offering proceeds, we would reimburse the dealer manager for expenses in an amount greater than 0.25% of the gross offering proceeds. We also pay a $25.00 fee per subscription agreement to Strategic Capital, an affiliate of our dealer manager, for reviewing and processing subscription agreements. Any such reimbursements will not exceed actual expenses incurred by SIC Advisors. SIC Advisors is responsible for the payment of our cumulative other organizational and offering expenses to the extent they exceed 5.25%, and will reimburse any organizational and offering expenses that exceed 15%, of the aggregate proceeds from the offering, without recourse against or reimbursement by us.

(4)	Medley Capital Corporation, our affiliate, has reimbursed MCC Advisors LLC, an affiliate of our sponsor, $2,441,161 for expenses for the fiscal year ended September 30, 2013. Neither we nor SIC Advisors is responsible or obligated, whether directly or indirectly, for any reimbursements from Medley Capital Corporation to MCC Advisors LLC.

(5)	A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in an increase in the amount of incentive fees payable to SIC Advisors.

(6)	As the quarterly pre-incentive fee net investment income rises from 1.75% to 2.1875%, the “catch-up” feature allows SIC Advisors to recoup the fees foregone as a result of the existence of the investor’s preferred quarterly return.

See “Investment Advisory Agreement and Fees” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to SIC Advisors, the dealer manager and their affiliates and the conflicts of interest related to these arrangements.

QUESTIONS AND ANSWERS

Q: What are BDCs?

A: BDCs are closed-end funds that elect to be treated as BDCs under the 1940 Act. As such, BDCs are subject to only certain sections of and rules under the 1940 Act, as well as the Securities Act and Exchange Act. BDCs typically invest in private or thinly traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and may qualify to elect to be taxed as RICs for federal tax purposes if they so choose.

Q: What is a RIC?

A: A RIC is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its stockholders as taxable distributions. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain and maintain RIC tax treatment, a company must distribute to its stockholders for each taxable year at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses.

Q: What is a “best efforts” securities offering and how long will this securities offering last?

A: When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell such shares. Broker-dealers are not underwriters, and they do not have a firm commitment or obligation to purchase any of the shares of common stock. We have filed post-effective amendments to this registration statement, which are subject to SEC review, that have allowed us to continue this offering for two years from the date we commenced our public offering. In addition, on March 12, 2014, our board of directors approved an extension of the Company’s offering period for an additional period of one year, extending the public offering to April 17, 2015, unless further extended by our board of directors.

Q: When will you accept and close on subscriptions?

A: We close on subscriptions received and accepted by us on a weekly basis.

Q: Who can buy shares of common stock in this offering?

A: In general, you may buy our common stock pursuant to this prospectus if you have either (1) net worth of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of SIC Advisors and (e) the tax consequences of the investment.

Generally, you must purchase at least $2,000 of our shares, except for certain investors. See “Suitability Standards.” Certain volume discounts may be available for large purchases. See “Plan of Distribution.” If you have previously acquired shares, additional purchases must be for a minimum of $500, except for purchases made pursuant to our distribution reinvestment plan. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards.”

Our affiliates may also purchase our common stock. The selling commission and the dealer manager fee that are payable by other investors in this offering will be reduced or waived for certain purchasers, including our affiliates.

Q: Who will choose which investments to make?

A: All investment decisions will be made by SIC Advisors and will require the unanimous approval of its investment committee. The investment committee is comprised of a minimum of three members, including the principals of Medley as well as senior members of the Advisor’s investment and asset management team. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance. Our board of directors will annually review the compensation we pay to SIC Advisors to determine that the provisions of the Investment Advisory Agreement are carried out.

Q: What is the experience of SIC Advisors?

A: Our investment activities are managed by SIC Advisors, who oversees the management of our activities and the day-to-day management of our investment operations. SIC Advisors is an affiliate of Medley. SIC Advisors’ senior management team has significant experience across private lending, private equity and real estate investing, including experience advising and managing a BDC through their management of MCC. See “Management” for more information on the experience of the members of the senior management team.

Q: How long will this offering last?

A: This is a continuous offering of our shares as permitted by the federal securities laws. We have filed post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, that have allowed us to continue this offering for two years from the date we commenced our public offering. In addition, on March 12, 2014, our board of directors approved an extension of the Company’s offering period for an additional period of one year, extending the public offering to April 17, 2015, unless further extended by our board of directors. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. Your ability to submit shares for repurchase will not be affected by the expiration of this offering and the commencement of a new one.

Q: Will I receive a stock certificate?

A: No. Our board of directors has authorized the issuance of shares of our capital stock without stock certificates. All shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces our offering costs and transfer agency costs.

Q: Can I invest through my IRA, SEP or after-tax deferred account?

A: Yes, subject to the suitability standards. A custodian, trustee or other authorized person must process and forward to us subscriptions made through individual retirement accounts, or IRAs, simplified employee pension plans, or SEPs, or after-tax deferred accounts. In the case of investments through IRAs, SEPs or after-tax deferred accounts, we will send the confirmation and notice of our acceptance to such custodian, trustee or other authorized person. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q: What kinds of fees will I be paying?

A: There are two types of fees that you will incur. First, there are stockholder transaction expenses that are a one-time up-front fee. They are calculated as a percentage of the public offering price and made up of selling commissions, dealer manager fees and offering expenses. Second, as an externally managed BDC, we will also incur various recurring expenses, including the management fees and incentive fees that are payable under our Investment Advisory Agreement and administrative costs that are payable under our Administration Agreement. See “Fees and Expenses,” “Investment Advisory Agreement and Fees” and “Administration Agreement and Fees” for more information.

Q: How will the payment of fees and expenses affect my invested capital?

A: The payment of fees and expenses will reduce: (1) the funds available to us for investments in portfolio companies, (2) the net income generated by us, (3) funds available for distribution to our stockholders and (4) the net asset value of your shares of common stock.

Q: Are there any restrictions on the transfer of shares?

A: No. Shares of our common stock will have no preemptive rights and will be freely transferable. We do not intend to list our securities on any securities exchange, and we do not expect there to be a public market for our shares in the foreseeable future. As a result, your ability to sell your shares will be limited. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See “Risk Factors — Risks Related to an Investment in Our Common Stock.”

Q: Will I be able to sell my shares of common stock in a secondary market?

A: We do not intend to list our shares on a securities exchange during the offering period, and do not expect a public market to develop for our shares in the foreseeable future. Because of the lack of a trading market for our shares, stockholders may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.

Q: Will I otherwise be able to liquidate my investment?

A: We intend to seek to complete a liquidity event for our stockholders within seven years following the expiration of the offering period, although we may determine to complete a liquidity event earlier. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our common shares on a national securities exchange or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe.

In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. There can be no assurance that we will complete a liquidity event. Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your common shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the common shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Q: Will the distributions I receive be taxable?

A: Yes. Although we intend to maintain our qualification as a RIC and generally not pay federal corporate-level taxes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (generally our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits, or return of capital, first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. See “Tax Matters.”

Q: When will I get my detailed tax information?

A: We intend to send to each of our non-corporate U.S. stockholders, within 75 days after the end of each calendar year, a Form 1099-DIV detailing the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q: Who can help answer my questions?

A: If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative or the dealer manager at:

SC Distributors, LLC

610 Newport Center Drive

Suite #350

Newport Beach, CA 92660

949-706-8640

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data for the fiscal year ended December 31, 2013 and 2012, respectively is derived from our Consolidated Financial Statements, which have been audited by Ernst & Young LLP, our independent registered public accounting firm.

The following selected financial data should be read together with our financial statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	At and for the Year Ended December 31, 2013	At and for the Year Ended December 31, 2012
Statement of Operations data:
Total investment income	$8,007,002	$1,235,116
Base management fees	1,906,386	319,530
Incentive fee	182,989	628
All other expenses	574,082	424,926
Net investment income	5,343,545	490,032
Unrealized appreciation/depreciation on total investments	839,817	(19,160)
Net realized gain/loss on total investments	97,424	22,298
Net increase in net assets resulting from operations	6,280,786	493,170
Per share data:
Net asset value per common share at year end	$9.18	$8.96
Net investment income	0.72	0.21
Net realized gains/(losses) on total investments	0.01	0.01
Net unrealized appreciation/(depreciation) on total investments	0.12	(0.01)
Net increase in net assets resulting from operations	0.85	0.48
Dividends declared	0.80	0.40
Issuance of common stock above net asset value	0.17	—
Balance Sheet data at year end:
Total investment portfolio at fair value	$137,801,537	$30,580,211
Cash collateral on total return swap	6,706,159	—
Total investments	144,507,696	30,580,211
Cash and cash equivalents	34,939,948	6,651,767
Other assets	6,759,194	1,608,400
Total assets	186,206,838	38,840,378
Total liabilities	33,204,565	18,217,396
Total net assets	153,002,273	20,622,982
Other data:
Weighted average yield on total investments(1)	10.0%	11.0%
Number of investments in investment portfolio at year end	49	34

(1)	The weighted average yield is based upon original cost on our debt investments.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are a relatively new company and have limited operating history.

We were formed on June 14, 2011, and commenced operations on April 17, 2012, after successfully meeting our minimum offering requirement of selling, in aggregate, $2,000,000 in common stock from our public offering or one or more private offerings. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially.

Economic activity in the United States was impacted by the global financial crisis of 2008 and has yet to fully recover.

Beginning in the third quarter of 2007, global credit and other financial markets suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

As a result of current economic conditions, corporate interest rate risk premiums, otherwise known as credit spreads, remain above historical averages, particularly in the debt market. Further increase in credit spreads could negatively impact our ability to obtain financing, particularly in the debt markets.

Economic recessions or downturns may have a material adverse effect on our business, financial condition and results of operations, and could impair the ability of our portfolio companies to repay loans.

Economic recessions or downturns may result in a prolonged period of market illiquidity which could have a material adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

In addition, to the extent that recessionary conditions return, the financial results of small and mid-sized companies, like those in which we invest, will likely experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services would likely experience negative economic trends. The performances of certain of our portfolio companies have been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income. Further, adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. As a result, we may need to modify the payment terms of our investments, including changes in payment-in-kind interest provisions and/or cash interest rates. These factors may result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income and have a material adverse effect on our results of operations.

Further downgrades of the U.S. credit rating, impending automatic spending cuts or another government shutdown could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the United States, or the US, from “AAA” to “AA+” in August 2011. Although U.S. lawmakers passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. Absent further quantitative easing by the Federal Reserve, these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as China, may have a severe impact on the worldwide and United states financial markets. Moreover, there are concerns that the recent economic slowdown in China could have a negative impact on markets throughout the world. We do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

It is unclear how increased regulatory oversight and changes in the method for determining LIBOR may affect the value of the financial obligations to be held or issued by us that are linked to LIBOR, or how such changes could affect our results of operations or financial condition.

As a result of concerns about the accuracy of the calculation of LIBOR, a number of British Bankers’ Association, or BBA, member banks entered into settlements with certain regulators and law enforcement agencies with respect to the alleged manipulation of LIBOR, and there are ongoing investigations by regulators and governmental authorities in various jurisdictions. Following a review of LIBOR conducted at the request of the U.K. government, on September 28, 2012, recommendations for reforming the setting and governing of LIBOR were released, which are referred to as the Wheatley Review. The Wheatley Review made a number of recommendations for changes with respect to LIBOR, including the introduction of S-5 statutory regulation of LIBOR, the transfer of responsibility for LIBOR from the BBA to an independent administrator, changes to the method of the compilation of lending rates and new regulatory oversight and enforcement mechanisms for ratesetting and a reduction in the number of currencies and tenors for which LIBOR is published. Based on the Wheatley Review and on a subsequent public and governmental consultation process, on March 25, 2013, the U.K. Financial Services Authority published final rules for the U.K. Financial Conduct Authority’s regulation and supervision of LIBOR, which are referred to as the FCA Rules. In particular, the FCA Rules include requirements that (1) an independent LIBOR administrator monitor and survey LIBOR submissions to identify breaches of practice standards and/or potentially manipulative behavior, and (2) firms submitting data to LIBOR establish and maintain a clear conflicts of interest policy and appropriate systems and controls. The FCA Rules took effect on April 2, 2013. It is uncertain what additional regulatory changes or what changes, if any, in the method of determining LIBOR may be required or made by the U.K. government or other governmental or regulatory authorities. Accordingly, uncertainty as to the nature of such changes may adversely affect the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

Price declines in the corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation.

Prior to the onset of the financial crisis that began in 2007, securitized investment vehicles, hedge funds and other highly leveraged non-bank financial institutions comprised the majority of the market for purchasing and holding senior and subordinated debt. As the trading price of the loans underlying these portfolios began to deteriorate beginning in the first quarter of 2007, we believe that many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with falling underlying credit values, widespread redemption requests, and other constraints resulting from the credit crisis generating further selling pressure.

Conditions in the medium- and large-sized U.S. corporate debt market may experience similar or worse disruption or deterioration in the future, which may cause pricing levels to similarly decline or be volatile. As a result, our net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

Our ability to achieve our investment objective depends on our Advisor’s ability to manage and support our investment process. If the Advisor was to lose a significant number of its key professionals, our ability to achieve our investment objective could be significantly harmed.

We have no internal management capacity or employees other than our appointed executive officers and are dependent upon the investment expertise, skill and network of business contacts of our Advisor to achieve our investment objective. Our Advisor will evaluate, negotiate, structure, execute, monitor, and service our investments. Our future success depends to a significant extent on the continued service and coordination of our Advisor, including its key professionals. The departure of a significant number of our Advisor’s key professionals could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective also depends on the ability of our Advisor to identify, analyze, invest in, finance, and monitor companies that meet our investment criteria. Our Advisor’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the involvement of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Advisor may need to retain, hire, train, supervise, and manage new investment professionals to participate in our investment selection and monitoring process. Our Advisor may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on our business, financial condition and results of operations.

In addition, the Investment Advisory Agreement has termination provisions that allow the agreement to be terminated by us on 60 days’ notice or by SIC Advisors on 120 days’ notice without penalty.

The amount of any distributions we pay is uncertain. We may not be able to pay you distributions or be able to sustain them and our distributions may not grow over time.

We began declaring semi-monthly distributions to our stockholders beginning in July 2012 and intend to continue making semi-monthly distributions to stockholders, to the extent that we have assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. All distributions that we make will be at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status and other factors as our board of directors may deem to be relevant. Our ability to pay distributions might be adversely affected by the impact of the risks described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. As a result, we cannot assure you that we will pay distributions to our stockholders in the future.

Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our offering. We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions, which may reduce the amount of capital we ultimately invest in assets.

The distributions we pay to our stockholders may exceed earnings, particularly during the period before we have substantially invested the net proceeds from this offering. In the event that we encounter delays in locating suitable investment opportunities, we may pay our distributions from the proceeds of this offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Distributions from the proceeds of this offering or from borrowings also could reduce the amount of capital we ultimately invest in portfolio companies. Accordingly, stockholders who receive the payment of a dividend or other distribution from us should not assume that such dividend or other distribution is the result of a net profit earned by us.

You will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under our share repurchase program, you may not be able to recover the amount of your investment in our shares.

Our share repurchase program will include numerous restrictions that will limit your ability to sell your shares. Unless our board of directors determines otherwise, we will limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the issuance of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from the sale of our investments as of the end of the applicable quarter to repurchase shares. We will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. To the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. In addition, our board of directors may suspend or terminate the share repurchase program. We will notify you of such developments: (i) in our periodic or current reports or (ii) by means of a separate mailing to you. In addition, we will have discretion to suspend or terminate the program, and to cease repurchases. Further, the program may have many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

Because our business model depends to a significant extent upon relationships with corporations, financial institutions and investment firms, the inability of the Advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that SIC Advisors will depend on its relationships with corporations, financial institutions and investment firms, and we will rely indirectly to a significant extent upon these relationships to provide us with potential investment opportunities. If SIC Advisors fails to maintain its existing relationships or develop new relationships or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom SIC Advisors have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. There is not a public market or active secondary market for many of the securities of the privately held companies in which we intend to invest. The majority of our investments will not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of directors.

The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and our Advisor has a conflict of interest in making the determination. We will value these securities quarterly at fair value as determined in good faith by our board of directors based on input from our Advisor and our audit committee. Our board of directors may utilize the services of an independent third-party valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by our board of directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments. See “Determination of Net Asset Value.”

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to our stockholders.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable and default rates on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as indicative of performance in future periods. These occurrences could have a material adverse effect on our results of operations, the value of your investment in us and our ability to pay distributions to you and our other stockholders.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our net asset value. See “Determination of Net Asset Value.”

We are uncertain of our sources for funding our future capital needs. If we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. In addition, we are required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our RIC status. Accordingly, in the event that we need additional capital in the future for investments or for any other reason we may need to borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to us due to unfavorable economic conditions, which could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code. See “Tax Matters.”

If we internalize our management functions, your interest in us could be diluted, we could incur other significant costs associated with being self-managed and may not be able to retain or replace key personnel, and we may have increased exposure to litigation as a result of internalizing our management functions.

We may internalize management functions provided by our Advisor. Our board of directors may decide in the future to acquire assets and personnel from our Advisor or its affiliates for consideration that would be negotiated at that time. There can be no assurances that we would be successful in retaining our Advisor’s key personnel in the event of a management internalization transaction. In the event we were to acquire our Advisor we cannot be sure of the form or amount of consideration or other terms relating to any such acquisition, which could take many forms, including cash payments, promissory notes and/or shares of our stock. The payment of such consideration could reduce our net investment income.

We cannot reasonably estimate the amount of fees to our Advisor we would avoid paying, and the costs we would incur, if we acquired our Advisor, or acquired assets and personnel from it. If the expenses we assume as a result of management internalization are higher than the expenses we avoid paying to our Advisor, our net investment income would be lower than it otherwise would have been had we not acquired these entities, or acquired assets and personnel from these entities.

Additionally, if we internalize our management functions, we could have difficulty integrating these functions. Currently, the officers and associates of Medley perform general and administrative functions, including accounting and financial reporting. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could result in our incurring additional costs and divert our management’s attention from effectively managing our portfolio or our operations.

In recent years, management internalization transactions have been the subject of stockholder litigation. Stockholder litigation can be costly and time-consuming, and there can be no assurance that any litigation expenses we might incur would not be significant or that the outcome of litigation would be favorable to us. Any amounts we are required to expend defending any such litigation will reduce our net investment income.

Risks Related to SIC Advisors and its Respective Affiliates

Our dealer manager may face conflicts of interest as a result of a compensation arrangement between one of its affiliates and SIC Advisors.

In exchange for the provision of certain non-investment advisory services to SIC Advisors, and pursuant to a written agreement, an affiliate of the dealer manager, Strategic Capital, is entitled to receive up to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by us to SIC Advisors in its capacity as our investment adviser. The purpose of this arrangement is to permit our Advisor to capitalize upon the expertise of the executives of Strategic Capital and its affiliates in providing administrative and operational services with respect to non-exchange traded investment vehicles similar to us. Strategic Capital holds a non-voting interest in SIC Advisors which entitles it to 20% of the net proceeds received in connection with the sale or other strategic transaction involving SIC Advisors.

As a result of this compensation arrangement, our dealer manager has a financial interest in the performance of the assets recommended by SIC Advisors. The dealer manager may face conflicts of interest as a result and may have an incentive to influence our Advisor to select investments that may not be in our best interest.

SIC Advisors and its affiliates, including our officers and some of our directors, face conflicts of interest caused by compensation arrangements with us, which could result in actions that are not in the best interests of our stockholders.

SIC Advisors and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, because the base management fee that we will pay to SIC Advisors is based on our gross assets, SIC Advisors may benefit if we incur indebtedness.

The time and resources that individuals associated with SIC Advisors devote to us may be diverted, and we may face additional competition due to the fact that SIC Advisors is not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

SIC Advisors is not prohibited from raising money for and managing future investment entities that make the same types of investments as those we target. The time and resources that our Advisor devotes to us may be diverted, and during times of intense activity in other programs it may devote less time and resources to our business than is necessary or appropriate. As a result of these competing demands on their time and the fact that they may engage in other business activities on behalf of themselves and others, these individuals face conflicts of interest in allocating their time. These conflicts of interest could result in declines in the returns on our investments and the value of your investment. In addition, we may compete with any such investment entity for the same investors and investment opportunities. While we may co-invest with such investment entities to the extent permitted by the 1940 Act and the rules and regulations thereunder, the 1940 Act imposes significant limits on co-investment. In this regard, the Exemptive Order allows us additional latitude to co-invest with certain affiliates. Nevertheless, the Exemptive Order requires us to meet certain conditions in order to invest in certain portfolio companies in which our affiliates are investing or are invested. Affiliates of SIC Advisors, whose primary business includes the origination of investments, engage in investment advisory businesses with accounts that compete with us.

We may be obligated to pay our Advisor incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Investment Advisory Agreement entitles SIC Advisors to receive an incentive fee based on our net investment income regardless of any capital losses. In such case, we may be required to pay SIC Advisors an incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. SIC Advisors is not obligated to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a subsequent default, and such circumstances would result in our paying an incentive fee on income we never receive.

For federal income tax purposes, we are required to recognize taxable income in some circumstances in which we do not receive a corresponding payment in cash (such as deferred interest that is accrued as original issue discount) and to make distributions with respect to such income to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of being a RIC, see “Tax Matters.”

The management and incentive fees we pay to our Advisor may induce our Advisor to make speculative investments.

The incentive fee payable by us to SIC Advisors may create an incentive for SIC Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangements. The way in which the incentive fee is determined may encourage SIC Advisors to use leverage to increase the return on our investments. In addition, the fact that our management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage SIC Advisors to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

There are certain risks relating to the investment that SIC Advisors made in us.

SIC Advisors purchased 1,108,033.24 shares of our common stock for aggregate gross proceeds to us of $10,000,000. The issuance of shares to SIC Advisors was made immediately after the registration statement, of which this prospectus is a part, was declared effective by the SEC. Thus, SIC Advisors, or any person or entity to which such shares may be transferred, will be a significant stockholder for a period of time until we are able to raise substantial proceeds in this offering. As a result and given the fact that SIC Advisors is our investment advisor and certain of its principals serve as our executive officers and members of our board of directors, SIC Advisors will be able to exert significant influence over our management and policies. As a result, SIC Advisors, or any person or entity to which such shares may be transferred, may ultimately have the ability to take actions with respect to their voting of such shares that may not be in our or our stockholders’ best interest.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our Advisor as well as our officers or directors or their affiliates. The SEC has interpreted the BDC regulations governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment advisor. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by our Advisor or its respective affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, invest alongside other clients of our Advisor and its affiliates, including other entities they manage in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and guidance. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with other clients of our Advisor or its affiliates is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of the Exemptive order, our Advisor will need to decide which client or clients will proceed with the investment. Generally, we will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a client of our Advisor or its affiliate holds a controlling interest. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

We may make investments that could give rise to a conflict of interest.

We do not expect to invest in, or hold securities of, companies that are controlled by our Advisor’s affiliates’ clients. However, our Advisor’s affiliates’ clients may invest in, and gain control over, one of our portfolio companies. If our Advisor’s affiliates’ client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions, our Advisor may be unable to implement our investment strategy as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Advisor may be unable to engage in certain transactions that they would otherwise pursue. In order to avoid these conflicts and restrictions, our Advisor may choose to exit these investments prematurely and, as a result, we would forego any positive returns associated with such investments. In addition, to the extent that another client holds a different class of securities than us as a result of such transactions, our interests may not be aligned.

Risks Related to BDCs

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including registered investment companies, private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in our target market of privately owned U.S. companies. As a result of these new entrants, competition for investment opportunities in privately owned U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.

We may lose investment opportunities if we do not match our competitors’ pricing, terms, and structure criteria. If we are forced to match these criteria to make investments, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations, and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time. Also we may not be able to identify and make investments that are consistent with our investment objective.

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, the 1940 Act prohibits us from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition, and result of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a registered closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions and correspondingly decrease our operating flexibility.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state, and federal level. Changes to the laws and regulations governing our permitted investments may require a change to our investment strategy. Such changes could differ materially from our strategies and plans as set forth in this prospectus and may shift our investment focus from the areas of expertise of our Advisor. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Regulations governing our operation as a BDC and RIC will affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

As a result of the annual distribution requirement to qualify as a RIC, we may need to access the capital markets periodically to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to issue equity continuously at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution.

We may borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC, which would generally result in a corporate-level tax on any income and net gains. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

In addition, we anticipate that as market conditions permit, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio. We would not treat the debt issued by such a subsidiary as senior securities.

Risks Related to our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

We intend to pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on transactions sourced through the network of SIC Advisors.

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Senior Secured Debt and Second Lien Secured Debt.    When we invest in senior secured term debt and second lien secured debt, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. There is a risk that the collateral securing our investments may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our security interest could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt security. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the investment terms, or at all, or that we will be able to collect on the investment should we be forced to enforce our remedies.

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Subordinated Debt.    Our subordinated debt investments will generally be subordinated to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

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Equity Investments.    We expect to make selected equity investments. In addition, when we invest in senior and subordinated debt, we may acquire warrants or options to purchase equity securities or benefit from other types of equity participation. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Most loans in which we invest will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality. Loans rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

To the extent original issue discount constitutes a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.

Our investments may include original issue discount instruments. To the extent original issue discount constitutes a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability.

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Original issue discount instruments may create heightened credit risks because the inducement to trade higher rates for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower.

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For accounting purposes, cash distributions to stockholders representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income comes from the cash invested by the stockholders, the 1940 Act does not require that stockholders be given notice of this fact.

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In the case of payment-in-kind, or PIK, “toggle” debt, the PIK election has the simultaneous effects of increasing the assets under management, thus increasing the base management fee, and increasing the investment income, thus increasing the incentive fee.

•	Original issue discount creates risk of non-refundable cash payments to the Advisor based on non-cash accruals that may never be realized.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on transactions sourced through the network of SIC Advisors. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Subordinated liens on collateral securing debt that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we will make in portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company or a representative of us or SIC Advisors sat on the board of directors of such portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors.

In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to, or exercise control or influence over the board of directors of, the borrower.

We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, may not be able to dispose of our interest in our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may impose certain restrictive covenants on our borrowers. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in private companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured or second lien secured debt. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

A covenant breach by our portfolio companies may harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its debt and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We intend to invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

•	have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

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may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of the Advisor’s management may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These privately negotiated over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Also, under the 1940 Act, if there is no readily available market for these investments, we are required to carry these investments at fair value as determined by our board of directors. As a result if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, SIC Advisors or any of their respective affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

Finally, little public information generally exists about private companies and these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of SIC Advisors to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

We may not have the funds or ability to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, we prefer other opportunities, we are limited in our ability to do so by compliance with BDC requirements or maintaining our RIC status. Our ability to make follow-on investments may also be limited by SIC Advisors’ allocation policies. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

We have entered into total return swap agreements or other derivative transactions which expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

Our wholly-owned, special purpose financing subsidiary, Arbor, has entered into a TRS for a portfolio of senior secured assets with Citibank, N.A., or Citibank. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Total Return Swap” for a more detailed discussion of the terms of the TRS between Arbor and Citibank.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

The TRS with Citibank enables us, through our ownership of Arbor, to obtain the economic benefit of owning the assets subject to the TRS, despite the fact that such assets will not be directly held or otherwise owned by us or Arbor, in return for an interest-type payment to Citibank. Accordingly, the TRS is analogous to us borrowing funds to acquire assets and incurring interest expense to a lender.

The TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the assets underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could, in the aggregate, be significant.

A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In the case of the TRS with Citibank, Arbor is required to post cash collateral amounts to secure its obligations to Citibank under the TRS. Citibank, however, is not required to collateralize any of its obligations to Arbor under the TRS. Arbor bears the risk of depreciation with respect to the value of the assets underlying the TRS and is required, under the terms of the TRS, to post additional collateral on a dollar-for-dollar basis in the event of depreciation in the value of the underlying assets after such value decreases below a specified amount. The amount of collateral required to be posted by Arbor is determined primarily on the basis of the aggregate value of the underlying assets.

Arbor is required to initially cash collateralize a specified percentage of each asset (generally 25% of the market value of such asset) included under the TRS in accordance with margin requirements described in the TRS Agreement. The limit on the additional collateral that Arbor may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the assets underlying the TRS and the amount of cash collateral already posted by Arbor (determined without consideration of the initial cash collateral posted for each asset included in the TRS). Arbor’s maximum liability under the TRS is the amount of any decline in the aggregate value of the assets subject to the TRS, less the amount of the cash collateral previously posted by Arbor. Therefore, the absolute risk of loss with respect to the TRS is the notional amount of the TRS.

In addition to customary events of default and termination events, the agreements governing the TRS with Citibank, which are collectively referred to herein as the TRS Agreement, contain the following termination events: (a) a failure to satisfy the portfolio criteria for at least 30 days; (b) a failure to post initial cash collateral or additional collateral as required by the TRS Agreement; (c) a default by Arbor or us with respect to indebtedness in an amount equal to or greater than the lesser of $10.0 million and 2% of our net asset value at such time; (d) a merger of Arbor or us meeting certain criteria; (e) either us or Arbor amending its constituent documents to alter our investment strategy in a manner that has or could reasonably be expected to have a material adverse effect; (f) SIC Advisors ceasing to be the investment manager of Arbor or having authority to enter into transactions under the TRS Agreement on behalf of Arbor, and not being replaced by an entity reasonably acceptable to Citibank; (g) SIC Advisors ceasing to be our investment adviser; (h) Arbor failing to comply with its investment strategies or restrictions to the extent such non-compliance has or could reasonably be expected to have a material adverse effect; (i) Arbor becoming liable in respect of any obligation for borrowed money, other than arising under the TRS Agreement; (j) we dissolve or liquidate; (k) there occurs, without the prior consent of Citibank, any material change to or departure from our policies or the policies of Arbor that may not be changed without the vote of our stockholders and that relates to Arbor’s performance of its obligations under the TRS Agreement; and (l) we violate certain provisions of the 1940 Act or our election to be regulated as a BDC is revoked or withdrawn.

In addition to the rights of Citibank to terminate the TRS following an event of default or termination event as described above, Citibank may terminate the TRS on or after the second anniversary of the effective date of the TRS. SIC Advisors may terminate the TRS on behalf of Arbor at any time upon providing 10 days prior notice to Citibank. Any termination by SIC Advisors on behalf of Arbor prior to the second anniversary of the effective date of the TRS will result in payment of an early termination fee to Citibank. Under the terms of the TRS, the early termination fee will equal the present value of the following two cash flows: (a) interest payments at a rate equal to 1.35% based on 70% of the maximum notional amount of $200,000,000, payable from the later of the first anniversary of the effective date of the TRS or the termination date until the second anniversary of the effective date of the TRS and (b) interest payments at a rate equal to 0.15% based on the maximum notional amount of $200,000,000, payable from the later of the first anniversary of the effective date of the TRS or the termination date until the second anniversary of the effective date of the TRS.

Other than during the first 365 days and the last 60 days of the term of the TRS, Arbor is required to pay a minimum usage fee of 1.00% on the amount equal to 85% of the average daily unused portion of the maximum amount permitted under the TRS. Arbor will also pay Citibank customary fees in connection with the establishment and maintenance of the TRS.

Upon any termination of the TRS, Arbor will be required to pay Citibank the amount of any decline in the aggregate value of the assets subject to the TRS or, alternatively, will be entitled to receive the amount of any appreciation in the aggregate value of such assets. In the event that Citibank chooses to exercise its termination rights, it is possible that Arbor will owe more to Citibank or, alternatively, will be entitled to receive less from Citibank than it would have if Arbor controlled the timing of such termination due to the existence of adverse market conditions at the time of such termination.

In addition, because a TRS is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage. See “— Risks Related to Debt Financing” below.

We may acquire various structured financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our stockholders.

In addition to the TRS that we have entered into, we may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our stockholders.

Risks Relating to Debt Financing

At December 31, 2013, we had approximately $16.0 million of outstanding indebtedness under the syndicated revolving credit facility with ING Capital LLC.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $186.2 million in total assets, (ii) a weighted average cost of funds of 3.1875%, (iii) $16.0 million in debt outstanding and (iv) $153.0 million in stockholders’ equity. In order to compute the “Corresponding return to stockholders,” the “Assumed Return on Our Portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to stockholders. The return available to stockholders is then divided by our stockholders’ equity to determine the “Corresponding return to stockholders.” Actual interest payments may be different.

Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	—%	5%	10%
Corresponding return to stockholders(1)	(12.5)%	(6.4)%	(0.3)%	5.8%	11.8%

(1)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our December 31, 2013 total assets of at least 0.3%.

In addition, we have entered into a total return swap with Citi which provides us with exposure to a portfolio of loans with a maximum aggregate market value of $200 million. See “Risk Factors —Risks Related to Our Investments — We have entered into total return swap agreements or other derivative transactions which expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.”

Because we use borrowed funds to make investments or fund our business operations, we are exposed to risks typically associated with leverage which increase the risk of investing in us.

We intend to borrow funds through draws from our Revolving Credit Facility to leverage our capital structure, which is generally considered a speculative investment technique. As a result:

•

our common shares may be exposed to an increased risk of loss because a decrease in the value of our investments may have a greater negative impact on the value of our common shares than if we did not use leverage;

•

if we do not appropriately match the assets and liabilities of our business, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•

our ability to pay dividends on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such dividends;

•	the Revolving Credit Facility is subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed;

•	the Revolving Credit Facility contains covenants restricting our operating flexibility; and

•	we, and indirectly our stockholders, bear the cost of issuing and paying interest or dividends on such securities.

Covenants in the Revolving Credit Facility may restrict our financial and operating flexibility.

We maintain the Revolving Credit Facility with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The Revolving Credit Facility is secured by substantially all of our assets, subject to certain exclusions. Availability of loans under the Revolving Credit Facility is linked to the valuation of the collateral pursuant to a borrowing base mechanism. Borrowings under the Revolving Credit Facility are subject to, among other things, a minimum borrowing/collateral base. Substantially all of our assets are pledged as collateral under the Revolving Credit Facility. The Revolving Credit Facility require us to, among other things (i) make representations and warranties regarding the collateral as well as our business and operations, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants. The documents for each of the Facilities also include default provisions such as the failure to make timely payments under the Revolving Credit Facility, as the case may be, the occurrence of a change in control, and our failure to materially perform under the operative agreements governing the Revolving Credit Facility, which, if not complied with, could accelerate repayment under the Facilities, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

As a result of such covenants and restrictions in the Revolving Credit Facility, we will be limited in how we conduct our business and we may be unable to raise additional debt or equity financing to take advantage of new business opportunities. In addition, our ability to satisfy the financial requirements required by the Facilities can be affected by events beyond our control and we cannot assure you that we will meet these requirements. We cannot assure you that we will be able to maintain compliance with these covenants in the future and, if we fail to do so, we may be in default under the Facilities, and we may be prohibited from undertaking actions that are necessary or desirable to maintain and expand our business.

Default under the Revolving Credit Facility could allow the lender(s) to declare all amounts outstanding to be immediately due and payable. If the lender(s) declare amounts outstanding under the Revolving Credit Facility to be due, the lender(s) could proceed against the assets pledged to secure the debt under the Revolving Credit Facility. Any event of default, therefore, could have a material adverse effect on our business if the lender(s) determine to exercise their rights.

Because we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use our existing debt to finance our investments. In periods of rising interest rates, our cost of funds will increase to the extent we access the Revolving Credit Facility, since the interest rate on the Revolving Credit Facility is floating, which could reduce our net investment income to the extent any debt investments have fixed interest rates. We expect that our long-term fixed-rate investments will be financed primarily with issuances of equity and long-term debt securities. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to SIC Advisors.

If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our stockholders, and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders. In addition, our stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Advisor.

We may use leverage to finance our investments. The amount of leverage that we employ will depend on our Advisor and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to stockholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our Advisor’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. The amount of leverage that we will employ will be subject to oversight by our board of directors, a majority of whom will be independent directors with no material interests in such transactions.

We will be exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. Since we may use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income.

In addition, due to the continuing effects of the prolonged economic crisis and recession that began in 2007, interest rates have recently been at or near historic lows. In the event of a significant rising interest rate environment, our portfolio companies with adjustable-rate debt could see their payments increase and there may be a significant increase in the number of our portfolio companies who are unable or unwilling to repay their debt. Investments in companies with adjustable-rate debt may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, our investments with fixed rates may decline in value because they are locked in at below market yield.

We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent such activities are not prohibited by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

Risks Related to an Investment in our Common Stock

The success of this offering is dependent, in part, on the ability of the dealer manager to implement its business strategy, to hire and retain key employees and to successfully establish, operate and maintain a network of broker-dealers. Our dealer manager also serves as the dealer manager for the distribution of securities of other issuers and may experience conflicts of interest as a result.

The success of this offering and our ability to implement our business strategy is dependent upon the ability of our dealer manager to hire and retain key employees, establish, operate and maintain a network of licensed securities broker-dealers and other agents and implement its business strategy. If the dealer manager is unable to hire qualified employees, build a sufficient network of broker-dealers and implement its business strategy, we may not be able to raise adequate proceeds through this offering to implement our investment strategy.

In addition, the dealer manager serves as the dealer manager for or participate in the distribution of the securities of other issuers. As a result, the dealer manager may experience conflicts of interest in allocating its time between this offering and such other issuers, which could adversely affect our ability to raise adequate proceeds through this offering and implement our investment strategy. Further, the participating broker-dealers retained by the dealer manager may have numerous competing investment products, some with similar or identical investment strategies and areas of focus as us, which they may elect to emphasize to their retail clients.

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value.

The purchase price at which you purchase shares will be determined at each weekly closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and dealer manager fees. As a result, your purchase price may be higher than the prior subscription closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior subscription closing price. See “Determination of Net Asset Value.”

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock if our board of directors does not decrease the offering price in the event of a decline to our net asset value per share.

The purchase price at which you purchase shares will be determined at each weekly closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and dealer manager fees. In the event of a decrease to our net asset value per share, you could pay a premium of more than 2.5% for your shares of common stock if our board of directors does not decrease the offering price. A decline in our net asset value per share to an amount more than 2.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 2.5%. See “Plan of Distribution.”

If we are unable to raise substantial funds in our ongoing, continuous “best efforts” offering, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

Our continuous offering is being made on a best efforts basis, whereby our dealer manager and participating broker-dealers are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

Our shares are not listed on an exchange or quoted through a quotation system and will not be listed for the foreseeable future, if ever. Therefore, our stockholders will have limited liquidity and may not receive a full return of invested capital upon selling their shares.

Our shares are illiquid investments for which there is not a secondary market nor is it expected that any will develop in the future. A future liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. Certain types of liquidity events, such as a listing, would allow us to retain our investment portfolio intact while providing our stockholders with access to a trading market for their securities.

There can be no assurance that a suitable transaction will be available or that market conditions will be favorable during that timeframe. Prior to a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased.

Also, since a portion of the public offering price from the sale of shares in this offering will be used to pay expenses and fees, the full offering price paid by the stockholders will not be invested in portfolio companies. As a result, you may not receive a return of all of your invested capital. If we do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to participation in our share repurchase program.

If our shares are listed on a national securities exchange or quoted through a quotation system, we cannot assure you a public trading market will develop or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock, if listed, will trade at, above or below net asset value.

Our ability to conduct our continuous offering successfully is dependent, in part, on the ability of our dealer manager to successfully establish, operate and maintain relationships with a network of broker-dealers, which will in turn sell a sufficient number of shares of our common stock for us to achieve our investment objective.

Our dealer manager may not be able to sell a sufficient number of shares to allow us to have adequate funds to purchase a diversified portfolio of investments and generate income sufficient to cover our expenses.

The success of our public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of our dealer manager to establish and maintain relationships with a network of licensed securities broker-dealers and other agents to sell our shares. If our dealer manager fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

We are not obligated to complete a liquidity event; therefore, it will be difficult for an investor to sell his or her shares.

There can be no assurance that we will complete a liquidity event. If we do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to our share repurchase program, which we have no obligation to maintain.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors paid an offering price that includes the related sales load and to the extent investors have the ability to sell their shares pursuant to our share repurchase program, then the price at which an investor may sell shares, which will be at a price equal to our most recently disclosed net asset value per share immediately prior to the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in our offering.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements, and other high-quality debt instruments maturing in one year or less from the time of investment. This will produce returns that are significantly lower than the returns, which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Our investors do not have preemptive rights to any shares we issue in the future. Our articles of incorporation authorizes us to issue up to 250,000,000 shares of common stock. Pursuant to our articles of incorporation, a majority of our entire board of directors may amend our articles of incorporation to increase the number of authorized shares of stock without stockholder approval. After an investor purchases shares, our board may elect to sell additional shares in the future, issue equity interests in private offerings, or issue share-based awards to our independent directors or persons associated with the Advisor. To the extent we issue additional equity interests at or below net asset value, after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the net asset and fair value of his or her shares.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the current net asset value of our common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders, including a majority of those stockholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease and you will experience dilution.

Preferred stock could be issued with rights and preferences that would adversely affect holders of our common stock.

This offering does not include an offering of preferred stock. However, under the terms of our articles of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval, which could potentially adversely affect the interests of existing stockholders. In the event we issue preferred stock, this prospectus will be supplemented accordingly; however, doing so would not require a stockholder vote, unless we seek to issue preferred stock that is convertible into our common stock.

Certain provisions of the Maryland Corporation Law and the Investment Advisory Agreement could deter takeover attempts.

Our bylaws exempt us from the Maryland Control Share Acquisition Act, which significantly restricts the voting rights of control shares of a Maryland corporation acquired in a control share acquisition. If our board of directors were to amend our bylaws to repeal this exemption from the Maryland Control Share Acquisition Act, that statute may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. Although we do not presently intend to adopt such an amendment to our bylaws, there can be no assurance that we will not so amend our bylaws at some time in the future. We will not, however, amend our bylaws to make us subject to the Maryland Control Share Acquisition Act without our board of directors determining that doing so would not conflict with the 1940 Act and obtaining confirmation from the SEC that it does not object to that determination.

Additionally, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Our board of directors may also, without stockholder action, amend our articles of incorporation to increase the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

Investing in our common stock involves a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk and volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The net asset value of our common stock may fluctuate significantly.

The net asset value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC or BDC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•	departure of either of SIC Advisors or certain of its respective key personnel;

•	general economic trends and other external factors; and

•	loss of a major funding source.

The price which you pay for our shares may not reflect our current net asset value at the time of your subscription.

In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Also we will file a supplement to the prospectus with the SEC, or amend our registration statement if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus. Therefore, the net proceeds per share, net of all sales load, from a new investor may be in excess of the then current net asset value per share.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements. See “Tax Matters.”

The minimum annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We would also be taxed on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We must also satisfy an additional annual distribution requirement during each calendar year in order to avoid a 4% excise tax on the amount of the under-distribution. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment, or could be required to retain a portion of our income or gains, and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities, or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate stockholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a stockholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While we anticipate that we will constitute a publicly offered RIC after our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash.

We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus may constitute forward-looking statements because they relate to future events or our future financial conditions. Forward-looking statements are typically identified by words or phrases such as “trend”, “opportunity”, “pipeline”, “believe”, “comfortable”, “expect”, “anticipate”, “current”, “intention”, “estimate”, “position”, “assume”, “potential”, “outlook”, “continue”, “remain”, “maintain”, “sustain”, “seek”, “achieve” and similar expressions, or future or conditional verbs such as “will”, “would”, “should”, “could”, “may” or similar expressions. The use of forecasts in this offering is prohibited. Any representations to the contrary or any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in us is not permitted. The forward-looking statements contained in this prospectus involve risks and uncertainties, including, but not limited to, statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	changes in the economy;

•	risk associated with possible disruptions in our operations or the economy generally;

•	the effect of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with SIC Advisors and its affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	the use of borrowed money to finance a portion of our investments;

•	the adequacy of our financing sources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of SIC Advisors to locate suitable investments for us and to monitor and administer our investments;

•	the ability of SIC Advisors and its affiliates to attract and retain highly talented professionals;

•	our ability to maintain our qualification as a RIC and as a BDC; and

•	the effect of changes in laws or regulations affecting our operations or to tax legislation and our tax position.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

ESTIMATED USE OF PROCEEDS

We intend to use substantially all of the net proceeds from this offering, after payment of certain fees and expenses, to make investments in accordance with the investment objective and strategies described in this prospectus, although we have not established limits on the use of proceeds nor have we established a limit on the amount of offering proceeds we may use for distributions. These proceeds may be used for working capital. Net proceeds received by us from the sale or liquidation of assets, to the extent not used to fund distributions, are expected to be reinvested by us in assets in accordance with our investment objective and investment strategies.

Based on prevailing market conditions, and depending on our evaluation of the investment opportunities then available, we thereafter anticipate that we will invest the proceeds from each subscription closing generally within 30-90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest a substantive portion of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a BDC and our election to be taxed as a RIC. During this time, we may also use the net proceeds to pay operating expenses and to fund distributions to our stockholders. We have not established limits on the amount of proceeds that we may use to fund distributions. In addition, during this time, we will pay management fees under the Investment Advisory Agreement as described elsewhere in this prospectus.

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering if we sell: (1) $250 million in shares of our common stock and (2) the maximum number of shares registered in this offering, or 150,000,000 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the common stock and the actual number of shares of common stock, if any, we sell in the offering. The table below assumes that shares of our common stock are sold at the current offering price of $10.25 per share.

The amounts in the table below assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisors or banks acting as trustees or fiduciaries, and sales to our affiliates. The reduction in these fees, as appropriate, will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because the amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	$250 Million Raised		Maximum Offering
	Amount	%	Amount	%
Gross proceeds	$250,000,000	100%	$1,537,500,000	100%
Less:
Selling commissions	$17,500,000	7.00%	$107,625,000	7.00%
Dealer manager fee	$6,875,000	2.75%	$42,218,250	2.75%
Offering expenses	$3,125,000	1.25%	$19,218,750	1.25%

Net Proceeds/Amount Available for Investments	$222,500,000	89.00%	$1,706,625,000	89.00%

In addition to the sales load, we estimate that we will incur in connection with this offering approximately $19,218,750 of offering expenses (approximately 1.25% of the gross proceeds) if the maximum number of shares is sold at $10.25 per share. In accordance with the terms of the Investment Advisory Agreement, SIC Advisors is responsible for paying all other organization and offering expenses incurred by us until such time that we have raised $300 million in gross proceeds from the offering of shares of our common stock pursuant to this prospectus or one or more private offerings. After such time, we will be responsible for paying such expenses on our own behalf. In addition, we have to reimburse SIC Advisors for other organization and offering expenses incurred by SIC Advisors on behalf of us in an amount equal to 1.25% of the gross proceeds raised by us in such offerings. Consequently, if we raise less than $300 million in gross proceeds from the offering of shares of our common stock pursuant this prospectus or one or more private offerings, we will reimburse SIC Advisors in an amount equal to 1.25% of the gross proceeds from such offerings and, as a result, only be required to pay other organization and offering expenses in an amount equal to such amount.

After the $300 million threshold has been surpassed, we will be responsible for paying all future other organization and offering expenses incurred by us and will continue to reimburse SIC Advisors for any other organization and offering expenses that it previously incurred on our behalf and for which it has not yet been reimbursed by us at a rate of 1.25% of the gross proceeds from the offering of shares of our common stock pursuant to this prospectus or one or more private offerings until the earlier of (a) the end of the offering period, or (b) such time that SIC Advisors has been repaid in full. We are targeting an other organization and offering expense ratio of 1.25% over the course of the offering period for the offering of shares of our common stock pursuant to this prospectus, which is currently expected to continue for at least two years from the commencement of our public offering.

We may reimburse our dealer manager for certain expenses that are deemed underwriting compensation. Assuming an aggregate selling commission and a dealer manager fee of 9.75% of the gross offering proceeds, we would reimburse the dealer manager in an amount up to 0.25% of the gross offering proceeds. In the event the aggregate selling commission and dealer manager fees are less than 9.75% of the gross offering proceeds, we would reimburse the dealer manager for expenses in an amount greater than 0.25% of the gross offering proceeds.

There can be no assurance that we will be able to sell all of the shares that we are registering. If we sell only a portion of the shares that we are registering, we may be unable to achieve our investment objective.

INVESTMENT OBJECTIVE AND POLICIES

General

Our investment strategy focuses on creating an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our portfolio. When evaluating an investment, we use the resources of SIC Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe that a flexible approach to investing allows us to take advantage of the opportunities throughout the capital structure that offer the most favorable risk/reward characteristics. We will originate transactions sourced through SIC Advisors’ network, and expect to acquire debt securities through the secondary market.

We seek to invest primarily in the debt of privately owned U.S. companies with a focus on transactions sourced through the network of SIC Advisors. We anticipate that a substantial portion of our portfolio will consist primarily of senior secured debt, second lien secured debt and, to a lesser extent, subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions. Our portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments.

Investment sizes will vary as our capital base changes and will ultimately be at the discretion of SIC Advisors subject to oversight by our board of directors.

Additionally, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include sales of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans.

Investment Objective

Our investment objective is to provide our stockholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by:

•	utilizing the strong investment expertise and sourcing network of SIC Advisors and its affiliates;

•	being disciplined in selecting opportunities that offer favorable risk/reward characteristics;

•	investing primarily in the debt of privately owned, middle market U.S. companies with a focus on transactions sourced through the network of SIC Advisors;

•	focusing primarily on mature businesses which have long track records of stable cash flow and that have material equity investments from well-known owners;

•

seeking portfolio companies that we believe have strong, existing management teams with incentives that closely align their interests with the long-term performance of the business, such as through equity ownership; and

•	adhering to an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring.

Characteristics of Investments

While we intend to consider each investment opportunity independently, we generally will focus on companies that share the following characteristics:

•

Enterprise Size.    We seek to provide capital to middle market companies that have defensible market positions, stronger franchises and operations and better credit characteristics relative to their peers. Although there are no strict lower or upper limits on the enterprise value of a company in which we may invest, we expect to focus on companies with enterprise values ranging from $50 million to $4 billion.

•

Capital Structure.    We anticipate that our portfolio will consist primarily of senior secured debt, second lien secured debt and, to a lesser extent, subordinated debt, which may in some cases be accompanied by warrants, options, equity co-investments, or other forms of equity participation. We will seek to invest in companies that generate free cash flow at the time of our investment and benefit from material investments from well-known equity investors.

•

Management Team.    We intend to prioritize investing in companies with strong, existing management teams that we believe have a clear strategic vision, long-standing experience in their industry and a successful operating track record. We expect to favor companies in which management’s incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.

•

Stage of Business Life Cycle.    We intend to seek mature, privately owned businesses that have long track records of stable, positive cash flow. We do not intend to invest in start-up companies or companies with speculative business plans.

•

Industry Focus.    While we will consider opportunities within all industries, we expect to prioritize industries having, in our view, favorable characteristics from a lending perspective. For example, we will seek companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. We expect to give less emphasis to industries that are frequently characterized by less predictable and more volatile earnings.

•

Geography.    As a BDC under the 1940 Act, we will focus on and invest at least 70% of our total assets in U.S. companies. To the extent we invest in foreign companies, we intend to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including countries that are members of the European Union, as well as Canada, Australia and Japan.

While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we will consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each company in which we invest.

Investment Types

Our investment approach will focus primarily on investments in senior debt securities and, to a lesser extent, subordinated debt securities. Our debt investments may have various levels of security or may be unsecured. We may seek to invest in common or preferred equity as deemed appropriate by SIC Advisors. SIC Advisors will seek to manage our allocation between investment types as market conditions change. These investment types are summarized in the subsections below.

In addition to the investments noted above, we may invest up to 30% of our portfolio in opportunistic investments, including, but not limited to, the securities of larger public companies and foreign securities which, for purposes of the 1940 Act, may be deemed to be “non-qualifying assets.” All investments by us will be subject to oversight by our board of directors, a majority of whom will be independent directors with no material interests in such transactions.

Senior Secured Debt

We intend to provide senior debt financing to our portfolio companies. We expect that the senior debt we invest in will generally have stated terms of three to ten years and may provide for limited principal payments in the first few years of the term. We will generally seek to obtain security interests in the assets of the portfolio company, which will serve as collateral in support of the repayment of our senior debt investments. This collateral is expected to take the form of senior priority liens on the assets of the portfolio company. Our senior debt investments may bear interest at fixed or floating rates. Floating rates are expected to be set at a margin to the London Interbank Offer Rate, or LIBOR.

Second Lien Secured Debt

We may provide second-lien secured debt financing to our portfolio companies. We anticipate structuring these investments as junior secured debt that have stated terms of three to ten years. We intend to obtain security interests in the assets of these portfolio companies that will serve as collateral in support of the repayment of such debt. This collateral may take the form of second-priority liens on the assets of a portfolio company and we may enter into an intercreditor agreement with the holders of the portfolio company’s senior secured debt. These investments typically provide for moderate debt amortization in the initial years, with the majority of the amortization deferred until maturity. Our second-lien secured debt investments may bear interest at fixed or floating rates. Floating rates are expected to be set at a margin to LIBOR.

Subordinated Debt

We may provide subordinated debt financing to our portfolio companies. We expect the subordinated debt we invest in will generally have stated terms of five to ten years and provide for interest-only payments in the early years, with amortization of principal deferred to the later years. We expect that most of this subordinated debt will either be unsecured or collateralized by a subordinated lien on some or all of the assets of the borrower. This subordinated debt may bear interest at fixed or floating rates. In either event, we expect to structure our subordinated debt investments with relatively high interest rates that provide us with significant current interest income. In some cases we may invest in subordinated debt that, as defined by its terms, converts into equity or additional debt securities or initially defers interest payments.

Our subordinated debt investments may include equity features, such as warrants or options to buy a significant common equity ownership interest in the portfolio company. If a portfolio company appreciates in value, we may achieve additional investment returns from any equity interests we hold. If we are a minority interest holder, we may structure the warrants to provide provisions protecting our rights as a minority-interest holder such as the right to sell the warrants back to the company upon the occurrence of specified events. We will also seek to obtain registration rights in connection with these equity interests that enhance transferability.

We expect to hold many of our subordinated debt investments until maturity or repayment, but we may sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of the issuer, or if there is an attractive opportunity to sell the investment in a secondary market transaction. Occasionally, we may sell some or all of our subordinated debt or equity interests in a portfolio company to a third-party, such as an existing investor in the portfolio company, through a privately negotiated transaction.

Equity

We may acquire equity, in the form of preferred or common equity, in connection with a buyout or recapitalization of a portfolio company or an investment in its debt. With respect to equity investments, we intend to target an investment return substantially higher than our investments in senior or subordinated debt. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole.

Preferred equity generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer’s common stock, but ranks junior to debt securities in an issuer’s capital structure. Preferred equity generally pays dividends in cash (or additional shares of preferred equity) at a defined rate, but unlike interest payments on debt securities, preferred equity dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred equity may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred equity, no dividends may be paid on the issuer’s common stock until all unpaid preferred equity dividends have been paid. Preferred equity may also be subject to optional or mandatory redemption provisions. Generally, common equity does not have any current income and its full value is realized, if at all, upon the sale of the business or following the portfolio company’s initial public offering.

Loans and Loan Participations and Assignments

We may also invest in loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders or co-lenders, usually banks, lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. Interests that we acquire may take the form of an assignment, which creates a direct or co-lending relationship with the corporate borrower or a participation in the seller’s share of the loan which places us in privity with the lender, but not the borrower. However, when we act as co-lender in connection with an assignment, we would expect to have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest.

For purposes of certain investment limitations pertaining to diversification of our portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where we do not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between us and the borrower will be deemed issuers of a loan participation.

Temporary Investments

Pending investment in the debt of private companies, we intend to invest our cash primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment. We expect to maintain cash reserves from time to time for investment opportunities, working capital and distributions.

Securities Issued by Investment Companies

Our investments in securities issued by any registered investment company or BDC are restricted by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any registered investment company or BDC, invest more than 5% of the value of our total assets in the securities of one registered investment company or BDC or invest more than 10% of the value of our total assets in the securities of more than one registered investment company or BDC. With regard to that portion of our portfolio invested in securities issued by registered investment companies or BDCs, it should be noted that such investments might indirectly subject our stockholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies.

Other Terms

SIC Advisors will seek to tailor the terms of each privately negotiated investment in a manner that attempts to protect our rights and manage risk appropriately while creating incentives for the portfolio company to achieve its business plan and improve its profitability. We intend to limit the downside risk exposure of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential equity appreciation) that adequately compensates for credit risk;

•	diversifying our portfolio, size permitting, with an adequate number of companies, across different industries, with different types of collateral;

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	incorporating “put” rights and “call protection” into the investment structure where possible; and

•

negotiating covenants that may include affirmative and negative covenants, as well as default penalties, lien protection, change of control provisions and board rights that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

Additionally, we may seek to impose, but are not required to impose, significant prepayment penalties in order to reduce or eliminate prepayment risk. Such prepayment penalties may be in the form of fees or redemption premiums. We may also enter into interest rate or currency exchange rate hedging transactions at the sole discretion of our Advisor. Such transactions should enable us to selectively modify interest rate or currency exchange rate exposure as market conditions dictate.

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and principal due to lenders. Examples of affirmative covenants include requiring portfolio companies to maintain adequate insurance, accounting, and tax records, and to make frequent financial reporting available to the lender.

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain negative covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio, leverage ratio or net worth requirements.

General

It is generally not our policy to engage in transactions with the objective of seeking profits from short-term trading, though we may do so on an opportunistic basis. Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, we do not consider our portfolio turnover rate to be a limiting factor in the execution of investment decisions for us.

Compliance with any policy or limitation on us that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. This policy will not be violated if these limitations are exceeded because of changes in the market value of portfolio companies. Except as required by the 1940 Act, our articles of incorporation, or the Code, or as otherwise provided in the prospectus, all of our investment policies may be changed by the board of directors without stockholder approval.

Other Factors Affecting Portfolio Construction

As a BDC that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, our investment activities will be subject to certain regulatory restrictions that will shape our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code.

Co-Investments

On November 25, 2013, we received the Exemptive Order from the SEC that permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley, LLC or an investment adviser controlled by Medley, LLC in a manner consistent with our investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors. Co-investment under the Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, our board of directors determines that it would be advantageous for us to co-invest in a manner described in the Exemptive Order.

Opportunities for co-investments may arise when SIC Advisors or an affiliated adviser becomes aware of investment opportunities that may be appropriate for us and other clients, or affiliated funds. Without the Exemptive Order, we would be substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds, as a BDC.

Under the Exemptive Order, investment opportunities that are presented to affiliated funds must be referred to us and vice versa. For each such referral, SIC Advisors independently analyzes and evaluates whether the co-investment transaction is appropriate for us. In addition, co-investment transactions under the Exemptive Order are generally subject to the review and approval by our independent directors, which we refer to as the independent director committee. See “Regulation.” For each co-investment transaction under the Exemptive Order, we follow the conditions of the Exemptive Order, which are designed to ensure the fairness to us of the co-investment transaction. However, neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them.

SENIOR SECURITIES

Information about our senior securities (including debt securities and other indebtedness) is shown in the following table as of the fiscal years ended December 31, 2013 and 2012. The report of our independent registered public accounting firm, Ernst & Young LLP, on the senior securities table as of December 31, 2013 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)		Average Market Value Per Unit
Prime Brokerage Facility(6)
December 31, 2012	$17,345,794	2,189	N/A	(4)	N/A	(5)
December 31, 2013	$—	—	—		—
Revolving Credit Facility
December 31, 2012	$—	—	—		—
December 31, 2013(7)	$16,000,000	10,563	N/A	(4)	N/A	(5)

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(5)	Not applicable as these classes of securities are not registered for public trading.
(6)	The Prime Brokerage Facility included in the table above was closed on December 4, 2013 and had no balance on December 10, 2013.
(7)	On December 4, 2013, the Company entered into a senior secured syndicated revolving credit facility with ING Capital. As of April 24, 2014, the Company’s outstanding borrowings under the ING facility was $60,000,000.

BUSINESS

Sierra Income Corporation

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We are externally managed by SIC Advisors, which is a registered investment adviser under the Advisers Act, and a majority owned subsidiary of Medley. SIC Advisors will be responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. We have elected to be treated for federal income tax purposes, and intend to continue to qualify annually thereafter, as a RIC under Subchapter M of the Code. Our investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on senior secured debt, second lien debt and, to a lesser extent, subordinated debt. We will originate transactions sourced through SIC Advisors’ network, and expect to acquire debt securities through the secondary market. We may make equity investments in companies that we believe will generate appropriate risk adjusted returns, although we do not expect this to be a substantial portion of our portfolio. During our offering period and thereafter, if our Advisor deems it appropriate and to the extent permitted by the 1940 Act, we expect to invest in more liquid debt securities, some of which may trade on a national securities exchange. See “Regulation.”

We believe that the current market environment presents a significant opportunity for our strategy. The trend of bank consolidation that has occurred over the last 20 years has reduced the amount of capital available for middle market borrowers (defined as borrowers with annual revenue of $50 million to $1 billion). At the same time, demand for capital from these borrowers remains strong. We believe that this favorable supply and demand dynamic will allow us to earn wider spreads with increased equity upside while taking less risk than in recent business cycles. We intend to capitalize on this opportunity through a disciplined and consistent investment approach focused on principal protection. See “Business.”

Seth Taube, Brook Taube and Jeff Tonkel serve as principals of SIC Advisors and bring an average of more than 20 years of experience in principal finance, investment sourcing, credit analysis, transaction structuring, due diligence and investing.

We will leverage SIC Advisors’ seasoned team and broad network to source compelling investment opportunities. We will evaluate these opportunities through an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring. We intend to be disciplined in selecting investments and focus on opportunities that we perceive offer favorable risk/reward characteristics.

We may use debt within the levels permitted by the 1940 Act when the terms and conditions available are favorable to long-term investing and well aligned with our investment strategy and portfolio composition. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of such borrowings within the context of our investment outlook and the impact of leverage on our investment portfolio. We may use leverage to fund new transactions, alleviating the timing challenges of raising new equity capital through a continuous offering, and to enhance stockholder returns. The amount of leverage that we employ will be subject to oversight by our board of directors, including a majority of independent directors with no material interests in such transactions.

We are issuing shares of common stock through this offering, each share of which has equal rights to distributions, voting, liquidation, and conversion. Our common stock is non-assessable, meaning that there is no liability for calls or assessments, nor are there any preemptive rights in favor of existing stockholders. Our distributions will be determined by our board of directors in their sole discretion. We intend to seek to complete a liquidity event within seven years after the completion of our offering stage, or at such earlier time as our board of directors may determine, taking into account market conditions and other factors. We will view our offering stage as complete as of the termination date of our most recent offering, which will include this offering and any follow-on offering. Because of this timing for our anticipated liquidity event, stockholders may not be able to sell their shares promptly or at a desired price prior to that point. There can be no assurance that we will complete a liquidity event within this time frame or at all. As a result, an investment in our shares is not suitable if you require short-term liquidity with respect to your investment in us.

SIC Advisors

Our investment activities are managed by our investment advisor, SIC Advisors. SIC Advisors is an affiliate of Medley and has offices in New York and San Francisco. In exchange for the provision of certain non-investment advisory services to SIC Advisors, and pursuant to a joint venture agreement, Strategic Capital, an affiliate of the dealer manager owns 20% of SIC Advisors and is entitled to receive distributions equal to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by us to SIC Advisors in its capacity as our investment advisor. The purpose of this arrangement is to permit SIC Advisors to capitalize upon the expertise of the executives of Strategic Capital and its affiliates in providing administrative and operational services with respect to non-exchange traded investment vehicles similar to us. Strategic Capital will provide certain services to, and on behalf of, SIC Advisors, including consulting and non-investment advisory services related to administrative and operational services. For additional discussion of the relationship between SIC Advisors and Strategic Capital, see “The Advisor.”

Medley is managed by three principals of SIC Advisors, Seth Taube, Brook Taube and Jeff Tonkel. SIC Advisors will be responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. SIC Advisors’ team will draw on its expertise in a range of sectors, including industrials and transportation, energy and natural resources, financials, healthcare, media and telecom and real estate. In addition, SIC Advisors will seek to diversify our portfolio by company type, asset type, transaction size, industry and geography.

The majority of the principals of SIC Advisors have worked together for more than ten years, during which time they have focused on implementing their private debt strategy. A diversified portfolio of private debt investments combined with rigorous asset management has allowed Medley, which the principals of SIC Advisors manage and operate, to successfully navigate the challenging market that occurred in 2008 and 2009. We believe that SIC Advisors’ disciplined and consistent approach to sourcing, portfolio construction and risk management should allow it to achieve compelling risk-adjusted returns for us.

On November 25, 2013, we received the Exemptive Order from the SEC. The Exemptive Order permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley, LLC or an investment adviser controlled by Medley, LLC, including Medley Capital Corporation. Under the terms of the relief permitting us to co-invest with other funds managed by Medley or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

In situations where co-investment with other funds managed by Medley or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other Medley clients, SIC Advisors and the Medley affiliate will need to decide which client will proceed with the investment. SIC Advisors and the Medley affiliate a will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by Medley or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Medley serves as our administrator, provides office space to us and provides us with equipment and office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the Securities and Exchange Commission, or the SEC, and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others. See “Administration Agreement and Fees.”

Investment Strategy

Our investment strategy focuses primarily on sourcing investments in private U.S. companies as we seek to construct a portfolio that generates superior risk adjusted returns. Our investment process is centered around three principles: first, rigorous due diligence of each company’s credit fundamentals, second, a detailed and customized structuring process for originated investments; and, third, regular and ongoing monitoring of the portfolio and proactive risk management. While the construction of our portfolio will vary over time, we anticipate that the portfolio will be comprised primarily of investments in first lien senior secured debt, second lien secured debt and, to a lesser extent, subordinated debt of private, U.S. middle market companies. In addition, our portfolio may include convertible debt, convertible preferred equity, preferred equity, and common equity in these companies. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration.

Investment Types

Our investment approach will focus primarily on investments in senior debt securities, but we may also make investments in subordinated debt securities. As a result, our debt investments may have various levels of security or may be unsecured. We may seek to invest in common or preferred equity as deemed appropriate by SIC Advisors. SIC Advisors will seek to manage our allocation between investment types as market conditions change. The diagram below outlines the range of securities in a typical portfolio company’s capital structure.

Market Opportunity

We believe that the current market environment presents a significant opportunity for our strategy. The wake of the financial crisis has reduced the amount of capital available for middle market borrowers. At the same time, demand for capital from these borrowers remains strong. We believe that this favorable supply and demand dynamic will create an attractive investment environment for a number of reasons, including the following:

Large Addressable Market. The U.S. middle market provides a substantial target market for providers of private credit. The middle market accounts for roughly 40%1 of the domestic GDP.

Number of Businesses by Market2

1.	Source: Deloitte, Mid Market Perspectives – 2013 Report on America’s Economic Engine.
2.	Source: U.S. Census Bureau, 2007 Economic Census.

Additionally, with $6.3T in revenue, the U.S. middle market alone would rank as the world’s third largest economy.

Top 10 GDPs1,2

1.	Source: International Monetary Fund Historical Data. May 2013.
2.	Source: Deloitte, Mid Market Perspectives – 2013 Report on America’s Economic Engine.

The Decline of Traditional Financing Sources. The primary driver of opportunity in middle market private debt is the reduction in lending by the domestic banking system. Since 1994, the number of FDIC-insured commercial banking institutions in the U.S. has declined by over 40%1. As the chart below describes, during this time period the U.S. banking sector has consolidated from approximately 11,000 FDIC insured commercial banks to approximately 5,900, a decline of approximately 5,100 banks.

U.S. Bank Consolidation2

1.	Source: Standard & Poor’s 4Q 2013 High End Middle Market Lending Review.
2.	Source: Federal Deposit Insurance Corporation. Represents number of commercial banking institutions insured by the FDIC as of December 31, 2013.

Attractive Attributes of Middle Market Debt. As a result of the decline of traditional financing sources, the attractiveness of providing capital in the middle market has increased.

A meaningful gap exists between public and private market debt spreads, primarily due to the fact that liquidity has not returned to the private lending markets in the same way it has returned to the public debt markets. As such, lenders to private middle-market companies should continue to benefit from attractive pricing.

Conventional lending has been returning for larger public companies as evidenced by tightening spreads since 2011. Despite the general normalization of spreads, the graph below shows that middle-market issuers of public debt still face higher debt costs than larger corporate borrowers. The spread is more pronounced for middle-market private companies.

Public Debt Spreads for Middle Market vs. Large Corporate Borrowers

2010 – 2013

Source: S&P LCD, as of June 30, 2013. Represents spreads over three-month LIBOR.

Potential Competitive Strengths

We believe that the Company represents an attractive investment opportunity for the following reasons:

Experienced Team.    The principals of the Advisor have on average more than 20 years of experience in principal finance, investment sourcing, credit analysis, transaction structuring, due diligence and investing. Other members of the Advisor’s investment and asset management team include professionals with extensive experience in transaction sourcing, investment underwriting, credit analysis, account monitoring and restructuring at firms such as Goldman Sachs & Co., Deutsche Bank AG, J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated, GE Capital Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS O’Connor LLC, THL Credit, Marathon Asset Management, Barclays Capital Inc. and Moody’s Investors Service, Inc.

Extensive Sourcing Network and National Presence.    The experience and reputation in the market of the principals of the Advisor has enabled them to consistently generate attractive investment opportunities. As seasoned participants in this market, the principals of the Advisor are often sought out as a preferred partner, both by portfolio companies and other financing providers. The principals of the Advisor invest in a range of sectors, including industrials and transportation, energy and natural resources, financials, healthcare, media and telecom and real estate. Finally, the principals of the Advisor have a broad network of relationships with national, regional and local investment bankers, private equity firms, commercial bankers, lawyers, accountants and consultants. We will leverage the experience, reputation, and investment sourcing network of the principals of the Advisor to maximize our national origination capabilities and sourcing efforts.

Established Risk Management.    We will continue the successful asset management process employed by the principals of the Advisor over the last ten years. In particular, we intend for our investment transactions to be diversified by company type, asset type, transaction size, industry and geography. We will utilize a systematic investment process involving rigorous due diligence, third-party reports and multiple investment committee approvals. Following the closing of each transaction, the Advisor will implement a proprietary, dynamic monitoring system for regularly updating issuer financial, legal, industry and exit analysis, along with other relevant information. At the same time, checks and balances to the asset management process will be provided by third parties, including, as applicable, the following: forensic accountants, valuation specialists, legal counsel, fund administrators and loan servicers.

Restructuring and Workout Experience.    The principals of the Advisor and the Advisor’s investment team have significant experience in restructurings, liquidations and bankruptcies prior to their affiliation with Medley. This experience will provide valuable assistance to us in the initial structuring of transactions and throughout the asset management process.

Operating and Regulatory Structure

We are an externally-managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for tax purposes we have elected and intend to continue to qualify as a RIC under Subchapter M of the Code. Our investment activities are managed by SIC Advisors and supervised by our board of directors, a majority of whom are independent of SIC Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation.”

Investment Process

We have a disciplined and repeatable process for executing, monitoring, structuring and exiting investments.

Identification and Sourcing.    SIC Advisor’s investment team’s experience and reputation have allowed it to generate a substantial and continuous flow of attractive investment opportunities. The principals of SIC Advisors maintain a strong and diverse network which results in sustained and high quality deal flow. We believe that SIC Advisors’ breadth and depth of experience across strategies and asset classes, coupled with its significant relationships built over the last 20 years, make it particularly qualified to uncover, evaluate and aggressively pursue attractive investment opportunities. Leveraging its deal-flow network, the principals of SIC Advisors have compiled a robust current pipeline of transactions ready for possible inclusion in our portfolio.

Analysis and Due Diligence.    The Advisor’s investment team believes that its expertise in underwriting, financial analysis and enterprise valuation enables it to identify compelling transactions among the numerous opportunities in the private market. Typically, a principal of the Advisor will lead a transaction and work closely with other SIC Advisors’ investment professionals on the various aspects of the due diligence process.

SIC Advisors maintains a rigorous due diligence process. Prior to making each investment, SIC Advisors subjects each potential portfolio company to an extensive credit review process, including analysis of market and operational dynamics as well as both historical and projected financial analysis. Liquidity, margin trend, leverage, free cash flow and fixed charge coverage statistics as well as their relation to industry metrics are closely scrutinized. Sensitivity analysis is performed on borrower projections with a focus on downside scenarios involving liquidations and asset sales. Areas of additional focus include management or sponsor (typically a private equity firm) experience, management compensation, competitive landscape, regulatory threats, pricing power, defensibility of market share and tangible asset values. As the Advisor deems necessary, background checks and tax compliance checks may be conducted on portfolio company management teams and key employees. When appropriate, our investment team personally contacts customers, suppliers and competitors and performs on-site, in-depth due diligence to prove or disprove its investment theses.

For secondary purchases of investments, SIC Advisors generally seeks to perform the same level of analysis and due diligence as it performs for newly originated investments except to the extent not feasible given the nature of these investments.

SIC Advisors routinely uses third parties to corroborate valuation, audit and industry specific diligence. Reputable and experienced legal counsel is engaged to evaluate and mitigate any security, regulatory, insurance, tax or other company-specific risk. In reviewing each investment, one or more of the principals of the Advisor may conduct site visits of portfolio companies and their various assets. The principals of the Advisor’s will also analyze corporate documents and review any and all relevant contracts. Finally, multiple investment committee approvals, each requiring a majority decision, are necessary to close and fund a transaction, although a unanimous decision is sought. All reimbursements to SIC Advisors for any third-party consulting agreements shall be subject to the limitations set forth in “Discussion of Expected Operating Plans — Reimbursement of Medley for Administrative Services.”

Structuring.    For newly originated investments, SIC Advisors strives to negotiate an optimal combination of current and deferred interest payments, equity participation and prepayment penalties, along with suitable covenants and creditor rights which will generally be greater than the rights normally obtained by institutional investors in comparable transactions and may include such provisions as: specific rights to consult with and advise management, the right to inspect company books, records or facilities, as well as the right to review balance sheets and/or statements of income and cash flows of the company. SIC Advisors determines whether the investment structure, particularly the amount of debt, is appropriate for the portfolio company’s business, sometimes reassessing the investment’s risk/return profile and adjusting pricing and other terms as necessary. The Advisor’s investment team has in-depth restructuring, liquidation and bankruptcy experience which is vital to success as a lender over market cycles.

For secondary purchases of investments, SIC Advisors reviews the legal documentation relating to the investments to ensure that they contain appropriate covenants and creditors rights and that we can maintain adequate control over the investments through the exercise of voting and approval rights.

Investment Approval.    After SIC Advisors completes its final due diligence, each proposed investment is presented to its investment committee and subjected to extensive discussion and follow-up analysis, if necessary. A formal memorandum for each investment opportunity, which includes the results of business due diligence, multi-scenario financial analysis, risk-management assessment, results of third-party consulting work, background checks and structuring proposals is prepared for the investment committee.

Investment Monitoring and Exit.    SIC Advisors believes in an active approach to asset management. Investment professionals, each with deep restructuring and workout experience, will support SIC Advisors portfolio-monitoring effort. The monitoring process includes frequent interaction with management, attending board of directors’ meetings, consulting with industry experts, working with third-party consultants and developing portfolio company strategy with equity investors. SIC Advisors’ investment team also evaluates financial reporting packages from portfolio companies that detail operational and financial performance. Data is entered into SIC Advisors’ proprietary, centralized electronic database. Additionally, this information is reviewed monthly as part of our portfolio monitoring process. To further support this process, SIC Advisors’ investment team conducts regular third-party valuation analyses and continually monitors future liquidity, covenant compliance and leading industry or economic indicators to maintain a proactive rather than reactive approach to asset management. We believe this hands-on approach helps in the early identification of any potential problems.

Risk Management

Broad Diversification.    We intend to diversify our transactions by company type, asset type, investment size, industry and geography. Until we raise significant capital from this offering, however, our investments may be concentrated in a limited number of portfolio companies.

Careful Structuring.    Our goal in structuring each investment will be to obtain from the portfolio company such conditions and commitments as we deem necessary to effectively exercise our rights and to protect our investment. This will be accomplished primarily by complying with the requirements of the Uniform Commercial Code, and implementing lien filings, cash-control agreements, guarantee agreements, equity and other asset pledges, financial covenants, both affirmative and prohibitive business covenants and insurance.

For secondary purchases of investments, SIC Advisors reviews the legal documentation relating to the investments to ensure that they contain appropriate covenants and creditors rights and that we can maintain adequate control over the investments through the exercise of voting and approval rights.

Rigorous Due Diligence.    Our systematic underwriting process will involve exhaustive in-house due diligence, third-party consulting reports and multiple stages of investment approval, ensuring risk mitigation during and after transaction execution.

Asset Management.    We will employ the same asset management process used by our investment team in managing Medley’s other investment vehicles. SIC Advisors’ proprietary asset management system, or AMS, creates a centralized, dynamic electronic reporting system which houses, organizes and archives all portfolio data by investment. AMS generates comprehensive, standardized reports which aggregate operational updates, portfolio company financial performance, asset valuations, macro trends, management call notes, restructuring activities and account history. Additionally, both paper and electronic copies of portfolio company financials, industry reports, consulting reports and covenant compliance certificates are readily available and updated frequently. AMS enables our investment team to have real-time access to the most recent information regarding our investment portfolio. As such, we believe AMS will facilitate the early identification of potential portfolio issues.

Additionally, SIC Advisors will utilize various third parties, as it deems necessary, to provide checks and balances throughout the asset management process. Independent valuation firms will be engaged to provide appraisals of asset and collateral values. External forensic accounting groups will be engaged to verify portfolio company financial reporting and identify any non-compliance. Reputable and experienced outside legal counsel will be engaged on each investment to ensure proper transaction structuring and enforcement of our rights.

We believe that SIC Advisors’ proven asset management process, supported by third-party analysis and oversight significantly enhances downside protection and provides a high level of transparency to investors.

Investment Committee

The purpose of the investment committee is to evaluate and approve all investments by SIC Advisors. The investment committee is comprised of a minimum of three members, including the principals of Medley as well as senior members of the Advisor’s investment team. Approval of an investment requires a majority vote of the investment committee, although unanimous agreement is sought. The committee process is intended to bring the diverse experience and perspectives of the committee members to the analysis and consideration of every investment. The investment committee also serves to provide consistency and adherence to SIC Advisors’ investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, the committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are also reviewed on a regular basis. Members of the investment committee are encouraged to share information and views on credits with the committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Managerial Assistance

As a BDC, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and will reimburse Medley, as our administrator, for its allocated costs in providing such assistance subject to review and approval by our board of directors. Medley will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 375 Park Ave, 33rd Floor, New York, NY 10152. We also have offices in San Francisco, California. Our administrator furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal Proceedings

Neither we nor SIC Advisors are currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2013 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we provide upon request and the board observer or participation rights we may receive in connection with our investment.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Non-controlled/non-affiliated investments – 90.1%
Access Media 3, Inc.	Telecommunications	Senior Secured First Lien Term Loans 10.00%(3)	10/22/2018	$7,000,000	$7,000,000	$7,000,000	4.6%

				7,000,000	7,000,000	7,000,000
Aderant North America, Inc.	Electronics	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.250% Floor(3)	6/20/2019	450,000	450,000	453,861	0.3%

				450,000	450,000	453,861
Alcatel - Lucent USA, Inc.	Telecommunications	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor	1/30/2019	990,000	985,662	993,712	0.6%

				990,000	985,662	993,712
ALG USA Holdings, Inc.	Leisure, Amusement, Motion Pictures, and Entertainment	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.250% Floor	2/28/2020	2,000,000	1,963,092	2,007,080	1.3%

				2,000,000	1,963,092	2,007,080
Allen Edmonds Corp.	Retail Stores	Senior Secured Second Lien Term Loans LIBOR + 9.00%, 1.00% Floor(3)	5/27/2019	7,000,000	7,000,000	7,000,000	4.6%

				7,000,000	7,000,000	7,000,000
American Apparel, Inc.	Retail Stores	Senior Secured First Lien Notes 13.000%(3)(4)	4/15/2020	2,500,000	2,459,496	2,300,000	1.5%

				2,500,000	2,459,496	2,300,000
Ascensus, Inc.	Finance	Senior Secured Second Lien Term Loans LIBOR + 8.00%, 1.00% Floor	12/2/2020	4,000,000	3,940,522	3,940,522	2.6%

				4,000,000	3,940,522	3,940,522
Associated Asphalt Partners LLC	Chemicals, Plastics, and Rubber	Senior Secured First Lien Notes 8.500%(4)	2/15/2018	5,000,000	5,036,563	5,130,000	3.3%

				5,000,000	5,036,563	5,130,000
Bennu Oil & Gas, LLC	Oil and Gas	Senior Secured Second Lien Term Loans LIBOR + 9.00%, 1.25% Floor	11/1/2018	1,122,857	1,113,148	1,113,148	0.7%

				1,122,857	1,113,148	1,113,148
Bon-Ton Stores, Inc.(5)	Retail Stores	Senior Secured Second Lien Notes 10.625%	7/15/2017	1,698,000	1,622,374	1,695,844	1.1%

				1,698,000	1,622,374	1,695,844
Caesars Entertainment Operating Co., Inc.	Hotels, Motels, Inns, and Gaming	Senior Secured First Lien Notes 11.250%(5)	6/1/2017	3,000,000	3,153,543	3,056,250	2.0%

				3,000,000	3,153,543	3,056,250

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Charming Charlie, Inc.	Retail Stores	Senior Secured First Lien Term Loans LIBOR + 8.00%, 1.00% Floor	1/9/2019	$6,000,000	$6,000,000	$6,000,000	3.9%

				6,000,000	6,000,000	6,000,000
Checkers Drive-In Restaurants, Inc.	Beverage, Food, and Tobacco	Senior Secured First Lien Notes 11.000%(4)	12/1/2017	1,500,000	1,504,143	1,614,675	1.1%

				1,500,000	1,504,143	1,614,675
Cornerstone Chemical Company	Chemicals, Plastics, and Rubber	Senior Secured First Lien Notes 9.375%	3/15/2018	2,000,000	2,000,000	2,080,000	1.4%
		Senior Secured First Lien Notes 9.375%(4)	3/15/2018	2,500,000	2,611,122	2,600,000	1.7%

				4,500,000	4,611,122	4,680,000
Deltek, Inc.	Electronics	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.250% Floor	10/10/2019	3,000,000	2,978,006	3,034,560	2.0%

				3,000,000	2,978,006	3,034,560
Dispensing Dynamics International, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Notes 12.500%(4)	1/1/2018	2,200,000	2,179,668	2,223,342	1.4%

				2,200,000	2,179,668	2,223,342
Drew Marine Partners LP	Cargo Transport	Senior Secured Second Lien Term Loans LIBOR + 7.00%, 1.00% Floor	5/19/2021	3,000,000	2,992,638	2,992,638	2.0%

				3,000,000	2,992,638	2,992,638
EarthLink, Inc.	Telecommunications	Senior Secured First Lien Notes 7.375%(4)(5)	6/1/2020	2,450,000	2,437,636	2,453,062	1.6%

				2,450,000	2,437,636	2,453,062
Erickson Air-Crane, Inc.(5)	Aerospace and Defense	Senior Secured Second Lien Notes 8.250%(4)	5/1/2020	1,953,000	1,966,979	2,016,472	1.3%

				1,953,000	1,966,979	2,016,472
Gastar Exploration USA, Inc.(5)	Oil and Gas	Senior Secured First Lien Notes 8.625%(4)	5/15/2018	3,000,000	3,000,000	2,958,750	1.9%

				3,000,000	3,000,000	2,958,750
Gibson Brands, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Notes 8.875%(4)	8/1/2018	3,000,000	3,056,289	3,069,270	2.0%

				3,000,000	3,056,289	3,069,270
Great Atlantic & Pacific Tea Company	Grocery	Senior Secured First Lien Term Loans LIBOR + 9.000%, 2.000% Floor(3)	3/13/2017	932,467	948,787	952,002	0.6%

				932,467	948,787	952,002
Green Field Energy Services, Inc.	Oil and Gas	Senior Secured First Lien Notes 13.000%(3)(4)	11/15/2016	766,616	755,914	322,744	0.2%

				766,616	755,914	322,744

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Green Field Energy Services, Inc., Warrants, expires 11/15/21	Oil and Gas	Warrants/Equity(3)(6)		$709	$29,000	$—	0.0%

				709	29,000	—
Greenway Medical Technologies, Inc.(7)	Healthcare, Education, and Childcare	Senior Secured Second Lien Term Loans LIBOR + 8.25%, 1.00% Floor	11/4/2021	1,000,000	985,218	985,218	0.6%

				1,000,000	985,218	985,218
Healogics, Inc.	Healthcare, Education, and Childcare	Senior Secured Second Lien Term Loans LIBOR + 8.000%, 1.250% Floor	2/5/2020	2,000,000	1,996,440	2,040,000	1.3%

				2,000,000	1,996,440	2,040,000
Holland Acquisition Corp.	Oil and Gas	Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.000% Floor	5/29/2018	5,000,000	4,904,352	4,917,000	3.2%

				5,000,000	4,904,352	4,917,000
IDQ Holdings, Inc.	Automobile	Senior Secured First Lien Notes 11.500%(4)	4/1/2017	1,000,000	1,035,523	1,066,250	0.7%

				1,000,000	1,035,523	1,066,250
Integra Telecom, Inc.	Telecommunications	Senior Secured Second Lien Term Loans LIBOR + 8.500%, 1.250% Floor(3)	2/22/2020	1,618,000	1,607,900	1,650,360	1.1%

				1,618,000	1,607,900	1,650,360
Interface Security Systems, Inc.	Electronics	Senior Secured First Lien Notes 9.250%(3)(4)	1/15/2018	3,417,000	3,476,530	3,492,550	2.3%

				3,417,000	3,476,530	3,492,550
IronGate Energy Services LLC	Oil and Gas	Senior Secured First Lien Notes 11.000%(4)	7/1/2018	3,000,000	2,948,441	3,029,850	2.0%

				3,000,000	2,948,441	3,029,850
Keystone Automotive Operations, Inc.	Automobile	Senior Secured Second Lien Term Loans LIBOR + 9.500%, 1.250% Floor	8/15/2020	5,000,000	5,000,000	5,053,000	3.3%

				5,000,000	5,000,000	5,053,000
Kik Custom Products, Inc.	Healthcare, Education, and Childcare	Senior Secured Second Lien Term Loans LIBOR + 8.25%, 1.25% Floor	10/29/2019	3,000,000	2,970,000	2,970,000	1.9%

				3,000,000	2,970,000	2,970,000
Linc Energy Finance (USA), Inc.	Oil and Gas	Senior Secured First Lien Notes 12.500%(3)(4)	10/31/2017	500,000	498,368	545,925	0.4%

		Senior Secured First Lien Notes 12.500%(3)	10/31/2017	500,000	485,222	545,925	0.4%

				1,000,000	983,590	1,091,850

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Liquidnet Holdings, Inc.	Finance	Senior Secured First Lien Term Loans LIBOR + 8.000%, 1.250% Floor	5/7/2017	$2,887,500	$2,862,362	$2,867,576	1.9%

				2,887,500	2,862,362	2,867,576
Livingston International, Inc.(7)	Cargo Transport	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.250% Floor(5)	4/18/2020	2,658,504	2,653,733	2,685,089	1.8%

				2,658,504	2,653,733	2,685,089
Maxim Crane Works Holdings, Inc.(7)	Oil and Gas	Senior Secured Second Lien Notes 12.250%(4)	4/15/2015	1,500,000	1,519,124	1,542,360	1.0%

				1,500,000	1,519,124	1,542,360
Michael Baker International, Inc.	Diversified/Conglomerate Service	Senior Secured First Lien Notes 8.25%(4)	10/15/2018	2,500,000	2,500,000	2,511,528	1.6%

				2,500,000	2,500,000	2,511,528
Omnitracs, Inc.	Electronics	Senior Secured Second Lien Term Loans LIBOR + 7.75%, 1.00% Floor	4/29/2020	7,000,000	7,015,128	7,015,128	4.6%

				7,000,000	7,015,128	7,015,128
Prince Minerals Holding Corp.	Mining, Steel, Iron, and Nonprecious Metals	Senior Secured First Lien Notes 11.500%(3)(4)	12/15/2019	1,200,000	1,187,246	1,310,568	0.9%

				1,200,000	1,187,246	1,310,568
Reddy Ice Group, Inc.	Beverage, Food, and Tobacco	Senior Secured Second Lien Term Loans LIBOR + 9.500%, 1.250% Floor(3)	10/1/2019	2,000,000	2,000,000	1,942,460	1.3%

				2,000,000	2,000,000	1,942,460
Renaissance Learning, Inc.	Healthcare, Education, and Childcare	Senior Secured Second Lien Term Loans LIBOR + 7.75%, 1.00% Floor	5/14/2021	3,500,000	3,447,888	3,447,888	2.3%

				3,500,000	3,447,888	3,447,888
School Specialty, Inc.	Healthcare, Education, and Childcare	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor	6/11/2019	2,985,000	2,936,006	2,864,585	1.9%

				2,985,000	2,936,006	2,864,585
Securus Technologies, Inc.	Telecommunications	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.250% Floor	4/30/2021	2,000,000	1,981,227	1,988,280	1.3%

				2,000,000	1,981,227	1,988,280
Sesac Holdco II, Inc.	Broadcasting and Entertainment	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.250% Floor(3)	7/12/2019	2,250,000	2,294,369	2,300,535	1.5%

				2,250,000	2,294,369	2,300,535
Sizzling Platter, LLC	Beverage, Food, and Tobacco	Senior Secured First Lien Notes 12.250%(3)(4)	4/15/2016	2,063,000	2,124,725	2,198,601	1.4%

				2,063,000	2,124,725	2,198,601

Company(1)	Industry	Type of Investment	Maturity	Par Amount/ Quantity	Cost	Fair Value	% of Net Assets(2)
Sorenson Communications	Telecommunications	Senior Secured First Lien Term Loans LIBOR + 8.250%, 1.250% Floor	10/31/2014	$2,979,987	$2,979,987	$2,988,451	2.0%

				2,979,987	2,979,987	2,988,451
Tempel Steel Company	Mining, Steel, Iron, and Nonprecious Metals	Senior Secured First Lien Notes 12.000%(3)(4)	8/15/2016	1,115,000	1,105,791	1,085,921	0.7%

				1,115,000	1,105,791	1,085,921
True Religion Apparel, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Second Lien Term Loans LIBOR + 10.000%, 1.000% Floor	1/30/2020	4,000,000	3,835,240	3,861,480	2.5%

				4,000,000	3,835,240	3,861,480
U.S. Well Services, LLC(5)	Oil and Gas	Senior Secured First Lien Notes 14.500%(3)(4)	2/15/2017	3,816,605	3,796,701	3,832,100	2.5%

				3,816,605	3,796,701	3,832,100
U.S. Well Services, LLC, Warrants, expires 2/15/19	Oil and Gas	Warrants/Equity(3)(6)		1,731	173	54,977	0.0%

				1,731	173	54,977
Total non-controlled/non-affiliated investments					$137,332,276	$137,801,537	90.1%

Derivative Instrument - Long Exposure					Notional Amount	Unrealized Gain (Loss)
Total return swap with Citibank, N.A. (Note 5)		Total Return Swap			$24,855,700	$351,396

					$24,855,700	$351,396

(1)	All of our investments are domiciled in the United States except for Livingston International, Inc. which is domiciled in Canada.
(2)	Percentage is based on net assets of $153,002,273 as of December 31, 2013.
(3)	An affiliated fund that is managed by an affiliate of SIC Advisors LLC also holds an investment in this security.
(4)

Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $45,303,968 and 29.6% of net assets as of December 31, 2013 and are considered restricted.

(5)	The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 11.5% of the Company’s portfolio at fair value.
(6)	Security is non-income producing.
(7)

Security is also held in the underlying portfolio of the total return swap with Citibank, N.A. (see Note 5). The Company’s total commitment to Greenway Medical Technologies, Inc., Livingston International, Inc. and Maxim Crane Works Holdings, Inc. is $2,470,218 or 1.6%, $4,654,532 or 3.0% and $2,034,860 or 1.3%, respectively, of Net Assets as of December 31, 2013.

Overview of Portfolio Companies

Set forth below is a brief description of the business of our portfolio companies as of September 30, 2013.

Portfolio Company	Brief Description of Portfolio Company

Aderant North America, Inc.	Aderant, Inc. is a provider of enterprise software solutions to law firms and other professional services organizations globally. Aderant’s software is tailored to address the industry-specific requirements of law firms and professional services organizations, with solutions spanning financial management, time and billing, practice management, rules based calendar, matter management systems, customer relationship management, business intelligence and performance management functions.

Alcatel-Lucent USA, Inc.	Formed in 2006, Alcatel-Lucent USA, Inc. is a leading innovator in the field of networking and communications technology, products and services. The Company is home to Bell Labs, one of the world’s foremost research centers, responsible for breakthroughs that have shaped the networking and communications industry.

ALG USA Holdings, Inc.	Apple Leisure Group USA Holdings, LLC is a leading vertically-integrated travel company that provides all-inclusive (AIC) vacation experiences to Mexico and the Caribbean.

American Apparel, Inc.	American Apparel is a vertically integrated manufacturer, distributor, and retailer of branded fashion and basic apparel and accessories for women, men, children, and babies. Based in Los Angeles, the Company has approximately 10,000 employees and operates 251 retail stores in 20 countries. The Company distributes its products through three primary channels: brick and mortar retail, wholesale to distributors, and online to consumers.

Associated Asphalt Partners LLC	Associated Asphalt Partners, LLC is one of the largest independent asphalt resellers in the United States. The Company stores, blends, transports and sells a diverse mix of performance grade asphalt.

Atkore International, Inc.	Atkore International is a global manufacturer of fabricated steel tubes, pipes, pre-wired armored cables, cable management systems and metal framing systems. Atkore operates 24 manufacturing facilities and 15 distribution facilities located predominantly in the Midwest region of the U.S., strategically near raw material suppliers and customers.

Bon-Ton Stores, Inc.	The Bon-Ton Stores, Inc. is a regional department store company operating 272 stores in 23 states throughout the northern United States. The stores, carrying its namesake nameplate, serve the Mid-Atlantic and New England regions of the United States, extending to upstate New York and throughout Pennsylvania. Other chains operated by the company include Bergner’s, Boston Store, Carson Pirie Scott, Elder-Beerman, Herberger’s, Parisian (Detroit-area only) and Younkers.

Portfolio Company	Brief Description of Portfolio Company

Access Media 3 Inc.	AM3 Pinnacle Corporation which dba Access Media 3, Inc., headquartered in Oak Brook, IL, is a rapidly growing triple-play provider of digital satellite television, high speed internet and voice services to the residential multi-dwelling unit (“MDU”) market in the United States and is one of the largest private cable operators in the country. Access Media 3, Inc. provides services to residential MDUs in 20 different markets across the United States via single-play, double-play and triple-play service options.

Aderant North America, Inc.	Aderant, Inc. is a provider of enterprise software solutions to law firms and other professional services organizations globally. Aderant’s software is tailored to address the industry-specific requirements of law firms and professional services organizations, with solutions spanning financial management, time and billing, practice management, rules based calendar, matter management systems, customer relationship management, business intelligence and performance management functions.

Alcatel-Lucent USA, Inc.	Formed in 2006, Alcatel-Lucent USA, Inc. is a leading innovator in the field of networking and communications technology, products and services. Alcatel-Lucent USA, Inc. is home to Bell Labs, one of the world’s foremost research centers, responsible for breakthroughs that have shaped the networking and communications industry.

ALG USA Holdings, Inc.	Apple Leisure Group USA Holdings, LLC is a leading vertically-integrated travel company that provides all-inclusive (AIC) vacation experiences to Mexico and the Caribbean.

Allen Edmonds Corporation	Allen Edmonds Corporation, founded in 1922 and headquartered in Port Washington, WI manufactures men’s footwear, apparel and accessories that are distributed throughout the United States and internationally.

American Apparel, Inc.	American Apparel is a vertically integrated manufacturer, distributor, and retailer of branded fashion and basic apparel and accessories for women, men, children, and babies. Based in Los Angeles, American Apparel has approximately 10,000 employees and operates 251 retail stores in 20 countries. American Apparel distributes its products through three primary channels: brick and mortar retail, wholesale to distributors, and online to consumers.

Ascensus Inc.	Ascensus, Inc., founded in 1980 and based in Dresher, PA, is the nation’s largest independent provider of outsourced retirement plan and administration services covering over 43,000 defined contribution plans and 1.5 million IRAs and HSAs.

Associated Asphalt Partners LLC	Associated Asphalt Partners, LLC is one of the largest independent asphalt resellers in the United States. Associated Asphalt Partners, LLC stores, blends, transports and sells a diverse mix of performance grade asphalt.

Portfolio Company	Brief Description of Portfolio Company

Bennu Oil & Gas, LLC	Bennu Oil & Gas, LLC is a privately-held E&P company engaged in the production, development, acquisition and exploitation of crude oil and natural gas assets in the Gulf of Mexico (“GoM”). Bennu Oil & Gas, LLC was formed in September 2013 to acquire key producing properties and certain exploratory blocks in the deepwater and shelf GoM from the ATP Oil & Gas Corporation (“ATP”) estate. The assets were owned by the former DIP Lenders of ATP following a credit bid of ~$691M.

Bon-Ton Stores, Inc.	The Bon-Ton Stores, Inc. is a regional department store company operating 272 stores in 23 states throughout the northern United States. The stores, carrying its namesake nameplate, serve the Mid-Atlantic and New England regions of the United States, extending to upstate New York and throughout Pennsylvania. Other chains operated by The Bon-Ton Stores, Inc. include Bergner’s, Boston Store, Carson Pirie Scott, Elder-Beerman, Herberger’s, Parisian (Detroit-area only) and Younkers.

Caesars Entertainment Operating Co., Inc.	Caesars Entertainment, formerly Harrah’s Entertainment, currently owns, operates, and manages 53 casino properties globally with over 50,000 employees. In addition to owned properties, Caesars Entertainment provides management services to 27 properties with approximately 26,000 guest rooms and more than two million square feet of casino space. Caesars Entertainment’s key brands include: Caesars Palace, Harrah’s, Horseshoe, Flamingo, Bally’s, Paris and the World Series of Poker.

Charming Charlie Inc.	Charming Charlie is a destination retailer of fashion jewelry and accessories targeting women between the ages of 22 to 54. Charming Charlie offers a broad and constantly changing assortment of on-trend fashion jewelry and accessories, shoes, handbags, and apparel at value prices under the Charming Charlie label.

Checkers Drive-In Restaurants, Inc.	Checkers Drive-In Restaurants, Inc. is an operator of drive-thru hamburger quick service restaurants. Checkers operates a unique drive-in format with no dining rooms to minimize rent expense. Most restaurants are located in high density areas and near other fast food chains such as McDonalds, Wendy’s and Burger King.

Cornerstone Chemical Company	Cornerstone Chemical Company is a market-leading, North American producer of critical intermediate and specialty chemicals including AN and melamine, which are marketed globally, and is a leading producer of sulfuric acid for the merchant market in the Gulf of Mexico region.

Deltek, Inc.	Deltek, Inc. is a leading provider of project focused enterprise software and information solutions. Deltek’s software is a comprehensive solution in the service resource planning marketplace, providing end-to-end management of business development and project lifecycles.

Portfolio Company	Brief Description of Portfolio Company

Dispensing Dynamics International, Inc.	Dispensing Dynamics International, Inc. is a leading designer and manufacturer of paper towel, bath tissue, soap and odor dispensing systems utilized in commercial Away-From-Home (“AFH”) washroom settings. Dispensing Dynamics International has the #1 market share in the North America value-added paper dispensing industry, including electronic, mechanical hands free, center pull dispensers and hybrid roll paper towel dispensers. Products are primarily located in high-traffic AFH washrooms found in airports, stadiums, office buildings, restaurants, schools and universities and general retail environments.

Drew Marine Partners LP	Drew Marine, founded in 1928 and headquartered in Whippany, NJ, provides vessel performance products and fire, safety and rescue solutions products to maritime transportation vessels and offshore oil rigs, and serves over 5,000 customers in nearly every port worldwide through its direct delivery capability and extensive distributor network.

EarthLink, Inc.	EarthLink, Inc. provides IT, network and communication services to individual and business consumers. In late 2010, EarthLink acquired ITC DeltaCom and One Communication and gained ownership or indefeasible rights of use to about 28,000 route miles of long haul or metro fiber, and in the process transformed itself into a competitive local exchange carrier that generates most of its revenue from selling to business customers.

Erickson Air-Crane, Inc.	Clondalkin Industries B.V. is a leading international producer of a wide range of high-value added packaging products in the specialist packaging and flexible packaging markets. Clondalkin, headquartered in the Netherlands, has approximately 4,000 employees globally and manufactures and distributes its products from 35 facilities located in eight countries across North America and Europe.

Gastar Exploration USA, Inc.	Gastar Exploration, founded in 1987 and based in Houston, TX, is an independent oil and gas exploration and production company with operations in Appalachia and Texas. Gastar Exploration operates in the Marcellus Shale play in northern West Virginia and central Pennsylvania.

Gibson Brands, Inc.	Gibson Brands, Inc. operates in the global music products industry, which consists of fretted and percussion instruments, brasswinds, woodwinds, pianos, keyboards and organs and other related products. This industry also includes professional audio equipment, which consists of speaker enclosures, mixers, power amplifiers and microphones and other recording devices/products.

Great Atlantic & Pacific Tea Company	The Great Atlantic & Pacific Tea Company, Inc. (“A&P”), was the first national food chain in the United States and is now a leading food retailer in the Northeastern United States. A&P holds a leading market share in the New York metro region, and in other regions in New York, New Jersey and Pennsylvania.

Portfolio Company	Brief Description of Portfolio Company

Green Field Energy Services, Inc.	Green Field Energy Services, Inc. is an independent oilfield services company that provides a wide range of services to oil and natural gas drilling and production companies to help develop and enhance the production of hydrocarbons. Green Field Energy Service’s services include hydraulic fracturing, cementing, coiled tubing, pressure pumping, acidizing and other pumping services.

Greenway Medical Technologies, Inc.	Greenway Medical Technologies is a leading provider of integrated information technology systems, including electronic medical records, revenue cycle management, practice management and medical billing services to the ambulatory market.

Healogics, Inc.	Healogics, Inc. is the leading provider of advanced wound care services and equipment to the U.S. market.

Holland Acquisition Corp.	Founded in 1985, Holland Acquisition Corp. is a leading provider of land services to blue-chip clients throughout the United States. Holland is headquartered in Fort Worth, Texas, with satellite offices in Houston, Texas and Washington, Pennsylvania. Holland Acquisition Corp. offers a full-suite of land services in all three stages of the energy production cycle: upstream, midstream and downstream.

IDQ Holdings, Inc.	IDQ Holdings, Inc. is a provider of high-quality and easy-to-use air conditioning (“A/C”) maintenance and repair solutions for the do-it-yourself automotive aftermarket in North America. IDQ Holdings offers 650 SKUs over two product categories: value added products and complimentary products. Value added products include all-in-one A/C recharge kits and refrigerant blends with performance enhancing additives. Complimentary products include straight refrigerants, specialty chemicals, HVAC solutions, and commercial products and accessories.

Integra Telecom, Inc.	Integra Telecom, Inc. is a regional fiber-based local exchange carrier that provides integrated communication services across 35 metropolitan areas in 11 states of the Western United States. Integra owns (directly or under indefeasible rights of use) a fiber optic network with over 8,000 route miles of fiber, consisting of 3,000 route miles of metro fiber and 5,000 route miles of long haul fiber. Within its metro network, Integra has direct fiber connection to approximately 1,847 locations.

Interface Security Systems, Inc.	Interface Security Systems, Inc., founded in 1995 and based in Missouri, is a national provider of physical security and secured managed network services to primarily large, commercial multi-site customers and provides the most comprehensive IP technology-enabled managed security solution in the market.

IronGate Energy Services LLC	IronGate Energy Services, LLC is an independent provider of rental and tubular services to Oil and Gas drilling operators in the U.S. and Mexico.

Keystone Automotive Holdings, Inc.	Founded in 1971 and headquartered in Exeter, PA, Keystone Automotive Holdings, Inc. serves approximately 20,000 specialty automotive aftermarket retailers and installers through its extensive footprint of over 25 distribution centers and cross-docks nationwide.

Portfolio Company	Brief Description of Portfolio Company

Kik Custom Products Inc.	KIK Custom Products is one of North America’s largest manufacturers of consumer packaged goods (“CPG”) with a client list that includes 80% of North America’s major retailers and some of the world’s leading CPG companies.

Linc Energy Finance (USA), Inc.	Linc Energy Finance (USA), Inc. was formed for the purpose of acquiring crude oil and gas producing properties in the United States. Linc Energy Finance is now engaged in the production, development and exploitation of crude oil and gas in Texas, Louisiana, Wyoming and Alaska.

Liquidnet Holdings, Inc.	Liquidnet Holdings, Inc. operates a global institutional equities trading network that many of the world’s top asset managers trust to execute their block trades with maximum anonymity and minimal price impact.

Launched in 2001, Liquidnet brings together institutional buyers and sellers of large blocks of equity securities, enabling them to trade with each other directly and anonymously on its electronic trading platform.

Livingston International, Inc.	Livingston International, Inc. is North America’s largest pure-play, non-asset-based customs broker. Livingston utilizes its proprietary transaction-processing platform to provide services at virtually every major point of entry into Canada and the U.S.

Maxim Crane Holdings, Inc.	Maxim Crane Holdings, Inc. is a leading U.S. provider of crane services that support maintenance and expansion needs of energy-related infrastructure, industrial and building construction markets.

Michael Baker Intl Inc.	Michael Baker International, LLC is a leading provider of high-end engineering, development, intelligence and technology solutions with global reach and mobility.

Omnitracs Inc.	Omnitracs, Inc. is one of the largest providers of satellite and terrestrial-based connectivity and location solutions to transportation and logistics companies.

Prince Mineral Holding Corporation	Prince Mineral Holding Corporation is a global distributor of specialty mineral products and niche industrial additives. Prince Mineral sources, processes and distributes its products for use in brick, glass, agriculture, foundry, refractory and steel, oil and gas and coal end markets.

Reddy Ice Group, Inc.	Reddy Ice is the largest producer and distributor of packaged ice in the US, with #1 or #2 market share in the majority of its footprint, which spans 34 states, including Washington DC.

Renaissance Learning Inc.	Renaissance Learning, Inc., founded in 1986 and headquartered in Wisconsin, provides technology based student assessment and school improvement programs, focused on reading, math and writing for K-12 students.

Portfolio Company	Brief Description of Portfolio Company

School Specialty, Inc.	School Specialty, Inc. is the largest national distributor of K-12 educational products and solutions. It offers the industry’s most diverse and comprehensive product portfolio. School’s educational resources segment offers the broadest range and deepest assortment of general supplies, supplemental learning products, classroom equipment and furniture available from a single source supplier.

Securus Technologies, Inc.	Securus Technologies, Inc. is an independent provider of inmate telecommunications in North America, delivering turnkey solutions to over 850,000 inmates at roughly 2,200 correctional facilities across 44 states in the United States, the District of Columbia and Canada.

Sesac Holdco II, Inc.	SESAC Holdings, Inc., founded in 1930 and headquartered in Nashville, TN, is one of only three Performance Rights Organizations (“PROs”) in the United States. PROs protect the interests of individual songwriters and publishers (“Affiliates”) of music by acting as intermediary licensing organizations to ensure Affiliates are compensated for the public performance and retransmission of their copyrighted works.

Sizzling Platter, LLC	Sizzling Platter, LLC is a restaurant management company that operates 146 Little Caesars locations, 23 Sizzler locations and 13 other limited service restaurants in the Western United States as a franchisee. Sizzling Platter is the largest franchisee of Little Ceasars locations in the United States.

Sorenson Communications	Sorenson Communications is a leading provider of Video Relay Services (“VRS”) to the deaf and hard-of-hearing market since 2003. Sorenson is a leader in the VRS market in the US providing services through a proprietary phone that’s free of charge to the end user.

Tempel Steel Company	Tempel Steel Company is an independent manufacturer of magnetic steel laminations used in the production of motors and transformers. Tempel Steel has manufacturing operations in the United States, Mexico, China and India, a distribution and steel services center in Canada and distribution centers in Pennsylvania and California.

True Religion Apparel, Inc.	True Religion Apparel, Inc. is a global, design-based jeans and sportswear brand, based in Vernon, California. True Religion Apparel, Inc. designs, manufactures, and markets True Religion Apparel products, which includes its premium True Religion Brand Jeans.

U.S. Well Services LLC	U.S. Well Services LLC is a Houston, Texas-based oilfield service provider currently contracted to engage in pressure pumping and related services, including high-pressure hydraulic fracturing in unconventional oil and natural gas basins.

MANAGEMENT OF THE COMPANY

Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors consists of five members, three of whom are not “interested persons” of our company or of SIC Advisors as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our board of directors. We refer to these individuals as our independent directors. Our board of directors elects our executive officers, who serve at the discretion of the board of directors.

Board of Directors

Under our articles of incorporation, our directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors:
Seth Taube	43	Director, Chairman of the Board and Chief Executive Officer	2012	2015
Brook Taube	43	Director	2012	2014

Independent Directors:
Spencer Neumann	43	Director	2012	2016
Valerie Lancaster Beal	59	Director	2012	2015
Stephen R. Byers	60	Director	2012	2014

The address for each director is c/o Sierra Income Corporation, 375 Park Ave, 33rd Floor, New York, NY 10152.

Executive Officers Who are not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Richard T. Allorto, Jr.	42	Chief Financial Officer, Treasurer and Secretary
Jeff Tonkel	42	President
John D. Fredericks	50	Chief Compliance Officer

The address for each executive officer is c/o Sierra Income Corporation, 375 Park Ave, 33rd Floor, New York, NY 10152.

Biographical Information

The following is information concerning the business experience of our board of directors and executive officers. Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Directors

Seth Taube is the Chairman of the board of directors and Chief Executive Officer of the Company. Mr. Taube is also Chief Executive Officer of SIC Advisors, a Partner of Medley, a Senior Portfolio Manager of the Medley Opportunity Funds and a member of the Board of Directors of Medley Capital Corporation. Prior to forming Medley Mr. Taube was a Partner with CN Opportunity Fund where he was a Portfolio Manager for the firm’s global investment fund. Prior to CN Opportunity Fund, Mr. Taube co-founded T3 Group, a principal and advisory firm focused on distressed asset and credit investments. Prior to T3, Mr. Taube worked with Griphon Capital Management, serving as Managing Director of the firm’s private investment activities. Prior to Griphon, Mr. Taube was a Vice President with Tiger Management, and held positions with Morgan Stanley & Co. in the Investment Banking and Institutional Equity Divisions. Mr. Taube also serves on the board of directors of Medley Capital Corporation. Mr. Taube received a B.A. from Harvard University, an M.Litt. in Economics from St. Andrew’s University in Great Britain, where he was a Rotary Foundation Fellow, and an M.B.A. from the Wharton School at the University of Pennsylvania.

We believe that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates supports his appointment to our board of directors.

Brook Taube is a Principal of SIC Advisors and a Partner of Medley. Mr. Taube is also the Chief Executive Officer and Chairman of the Board of Directors of Medley Capital Corporation. Prior to forming Medley, Mr. Taube was a Partner with CN Opportunity Fund where he was a Portfolio Manager for the firm’s global investment fund. Prior to CN Opportunity Fund, Mr. Taube co-founded T3 Group, a principal and advisory firm focused on distressed asset and credit investments. Prior to T3, Mr. Taube was a Partner with Griphon Capital Management. Mr. Taube began his career at Bankers Trust in 1992, where his last role was Vice President in Structured Finance and Capital Markets. Mr. Taube received a B.A. from Harvard University and currently serves as a Board member of the New Amsterdam Symphony Orchestra.

We believe that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates supports his appointment to our board of directors.

Independent Directors

Spencer Neumann has served as a director since February 2012. Mr. Neumann is currently on Executive Vice President and Chief Financial Officer of the Theme Parks and Resorts Division of the Walt Disney Company since March 2012. Previously, from February 2008 to March 2012,. Mr. Neumann served as a principal of Providence Equity Partners and headed its Los Angeles office. Mr. Neumann is currently an observer to the boards of Hulu, NexTag and WhitePages. Prior to joining Providence Equity Partners, Mr. Neumann was a principal at Summit Partners from 2005 to 2008, where he focused primarily on media and consumer investments. Previously, from 1992 to 2004, Mr. Neumann was an executive vice president at The Walt Disney Company and a member of the investment committee of Steamboat Ventures, Disney’s venture capital arm. He received a Master of Business Administration from Harvard Business School and a Bachelor of Arts from Harvard College.

We believe that Mr. Neumann’s private equity experience at Providence Equity Partners and Summit Partners supports his appointment to the board of directors.

Valerie Lancaster Beal has served as a director since February 2012. Ms. Lancaster Beal is Managing Director, Public Finance at M.R. Beal & Company, a full service investment bank providing structuring, execution and underwriting services with offices in New York, Chicago, Dallas and Sacramento. Prior to this, she served as Senior Vice President and Director for Strategic Planning at M.R. Beal & Company.

Ms. Lancaster Beal joined M.R. Beal & Company in 1988 after previously working for Citicorp Investment Bank and Drexel Burnham Lambert.

Ms. Lancaster Beal is a Trustee of the City University of New York where she is the chair of the Faculty, Staff and Administration committee. She also serves on the Fiscal Affairs Committee. Previously, Ms. Lancaster Beal served on the Board of Regents of Georgetown University. Ms. Lancaster Beal holds a B.A. in Economics from Georgetown University and an MBA from the Wharton School of Business of the University of Pennsylvania.

We believe that Ms. Lancaster Beal’s 30 years of investment banking experience at M.R. Beal & Company, Citicorp Investment Bank and Drexel Burnham Lambert support her appointment to the board of directors.

Stephen R. Byers has served as a director since February 2012. He is an independent trustee of DBX ETF Trust, where he has been chair of the audit committee and nominating committee since Dec 2010. Mr. Byers is also the designated audit committee financial expert for DBX ETF Trust. Mr. Byers served as a Trustee for the College of William and Mary Graduate School of Business from 2002 – 2012. Mr. Byers also has been engaged as an independent consultant to provide Expert Opinion and Report to the Court on financial/investment related matters in 2014. Mr. Byers has participated extensively over the past five years in investment industry conferences regarding independent director oversight, and legal and regulatory developments in the fund industry. Before that, Mr. Byers was an investment executive with The Dreyfus Corporation (“Dreyfus”) from 2000 to 2006 and served as Executive Vice President, chief investment officer, vice chairman, and a member of the board of directors and executive committee of Dreyfus, responsible for investment performance of approximately $200B in assets under management. While at Dreyfus, Mr. Byers was an officer at numerous investment companies managed by Dreyfus. Prior to joining Dreyfus, he served as an executive vice president, partner, chief financial officer, treasurer and member of the board of directors of Gruntal & Co., LLC (“Gruntal”), from 1998 to 2000. Mr. Byers was an executive at PaineWebber Group Inc. (“PWG”) and its asset management company Mitchell Hutchins Asset Management (“MHAM”) from 1986 - 1997, where he held such positions as managing director, chief risk and credit officer for capital markets and chairman of MHAM investment policy and risk management committee. Prior to PaineWebber, Mr. Byers was an executive at Citibank/Citicorp from 1979 – 1986 in Commercial Banking, Treasury and Electronic Funds Transfer divisions. Mr. Byers received his M.B.A. — Finance from Roth Graduate School of Business, Long Island University and his B.A. — Economics from Long Island University.

We believe that Mr. Byers’ broad and extensive experience with a variety of financial, accounting, management, regulatory and operational issues through his involvement on DBX ETF Trust’s board and in senior management positions at such companies as Dreyfus, Gruntal, PWG and MHAM support his appointment to our board of directors.

Executive Officers Who are not Directors

Richard T. Allorto Jr. is the Chief Financial Officer, Treasurer, and Secretary of the Company. Mr. Allorto is also the Chief Financial Officer and Chief Compliance Officer of SIC Advisors and is responsible for the financial operations of the Advisor as well as the various private funds managed by Medley. Mr. Allorto also serves as the Chief Financial Officer, Chief Compliance Officer and Secretary of Medley Capital Corporation. Prior to joining Medley in July 2010, Mr. Allorto held various positions at GSC Group, Inc., including, most recently as Chief Financial Officer of the publicly traded BDC, GSC Investment Corporation, where he was responsible for all aspects of the accounting and financial operations. Prior to the GSC Group, Mr. Allorto was an Audit Supervisor at Arthur Andersen. Mr. Allorto is a licensed C.P.A. and received a B.S. in Accounting from Seton Hall University.

Jeff Tonkel has served as our President since July 2013. Mr. Tonkel is also a Principal of SIC Advisors and a Partner of Medley LLC. Mr. Tonkel is a member of Medley LLC’s Executive Management Committee. In addition, Mr. Tonkel oversees the capital markets and structured finance activities for Medley LLC and is actively engaged in the management of Medley Capital Corporation, a publicly traded business development company. Prior to his time with SIC Advisors and Medley LLC, Mr. Tonkel was a Managing Director with JP Morgan, where he was Chief Financial Officer of a global financing and markets business. Prior to JP Morgan, Mr. Tonkel was a Managing Director, Principal Investments, with Friedman Billings Ramsey where he focused on Merchant Banking and Corporate Development investments in diversified industrials, energy, real estate and specialty finance. Mr. Tonkel began his investment career with Summit Partners, a leading equity and subordinated debt investor in privately held growth companies. Mr. Tonkel received a B.A. from Harvard University and an M.B.A. from Harvard Business School.

John D. Fredericks has served as our Chief Compliance Officer since February 2014. Mr. Fredericks is the General Counsel of Medley and also the Chief Compliance Officer of Medley Capital Corporation. Prior to joining Medley, Mr. Fredericks was a partner with Winston & Strawn, LLP, where he was a member of the firm’s restructuring and insolvency and corporate lending groups. Before joining Winston & Strawn, LLP, Mr. Fredericks was a partner with Murphy Sheneman Julian & Rogers and an associate at Murphy, Weir & Butler. Mr. Fredericks was admitted to the California State Bar in 1993. Mr. Fredericks received a BA from the University of California Santa Cruz and a JD from University of San Francisco.

Committees of the Board of Directors

Our board of directors currently has two committees: an audit committee, and nominating and corporate governance committee.

Audit Committee.    The audit committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the board of directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The Audit Committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems and reviewing our financial statements and periodic reports. The Audit Committee also establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The Audit Committee is responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The audit committee is presently composed of three persons, including Spencer Neumann, Valerie Lancaster Beal and Stephen R. Byers. Our board of directors has elected Mr. Byers as the chair of the Audit Committee. Our board of directors has determined that Mr. Byers qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of SIC Advisors as defined in Section 2(a)(19) of the 1940 Act. The audit committee met twice during 2012.

Nominating and Corporate Governance Committee.    The nominating and governance committee is responsible for selecting, researching, and nominating directors for election by our shareholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. Our nominating and governance committee will consider shareholders’ proposed nominations for directors. The nominating and corporate governance committee met once during 2012. The nominating and corporate governance committee consists of Valerie Lancaster Beal, Spencer Neumann and Stephen R. Byers, all of whom are considered independent for purposes of the 1940 Act. Mr. Byers serves as the chair of the Nominating and Corporate Governance Committee.

Compensation of Directors

The following table sets forth compensation of our directors, for the year ended December 31, 2013:

Name	Fees Earned or Paid in Cash(1)	All Other Compensation	Total
Interested Directors
Seth Taube	—	—	—
Brook Taube	—	—	—

Independent Directors
Stephen R. Byers	$64,500	—	$64,500
Spencer Neumann	$36,000	—	$36,000
Valerie Lancaster-Beal	$52,000	—	$52,000

(1)	For a discussion of the independent directors’ compensation, see below.

As compensation for serving on our board of directors, each independent director receives an annual fee of $30,000. Independent directors also receive $2,500 ($1,000 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regularly scheduled board meeting and a fee of $1,000 for each special board meeting and all committee meetings as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, the Chairman of the Audit Committee receives an annual fee of $10,000 and each chairperson of any other committee receives an annual fee of $2,500. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of SIC Advisors and Medley, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Our day-to-day investment operations are managed by our Advisor. In addition, we reimburse Medley for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs.

Compensation of Executive Officers

None of our officers receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer is paid by Medley Capital LLC, subject to reimbursement by us of an allocable portion of such compensation for services rendered by him to us. To the extent that Medley Capital LLC outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to Medley Capital LLC.

Board Leadership Structure

Our business and affairs are managed under the direction of our board of directors. Among other things, our board of directors sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our board of directors, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, our board of directors may designate one of our directors as chair to preside over meetings of our board of directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by our board of directors. Presently, Seth Taube serves as chairman of our board of directors and is an “interested person” by virtue of his role as our Chief Executive Officer and Chief Executive Officer of our Advisor. We believe that it is in the best interests of our stockholders for Seth Taube to serve as chair of our board of directors because of his significant experience in matters of relevance to our business.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the audit committee and the nominating and corporate governance committee, each comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet at least once a year without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

All of the independent directors play an active role on the board of directors. The independent directors compose a majority of our board of directors and are closely involved in all material deliberations related to us. Our board of directors believes that, with these practices, each independent director has an equal involvement in the actions and oversight role of our board of directors and equal accountability to us and our stockholders. Our independent directors are expected to meet separately (i) as part of each regular board of directors meeting and (ii) with our chief compliance officer, as part of at least one board of directors meeting each year.

Our board of directors believes that its leadership structure is the optimal structure for us at this time. Our board of directors, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight

Our board of directors oversees our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Our board of directors implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, our board of directors and its committees receive reports on our and our Advisor’s activities, including reports regarding our investment portfolio and financial accounting and reporting. Our board of directors also receive a quarterly report from our chief compliance officer, who reports on our compliance with the federal and state securities laws and our internal compliance policies and procedures as well as those of our Advisor, dealer manager, administrator and transfer agent. The audit committee’s meetings with our independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, our board of directors meets periodically with our Advisor to receive reports regarding our operations, including reports on certain investment and operational risks, and our independent directors are encouraged to communicate directly with senior members of our management.

Our board of directors believes that this role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or eliminated, and some risks are beyond the control of us, our Advisor and our other service providers.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of SIC Advisors and its investment committee, which is comprised of a minimum of three members, including the principals of Medley as well as senior members of the Advisor’s investment and asset management team. SIC Advisors’ investment committee must unanimously approve each new investment that we make. The members of SIC Advisors’ investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities.

Investment Personnel

Our senior staff of investment personnel currently consists of the members of SIC Advisors’ investment team, Messrs. Seth Taube, Brook Taube and Jeff Tonkel, whom we refer to as our portfolio managers.

Medley is currently staffed with over 60 employees, including the investment personnel noted above. In addition, SIC Advisors may retain additional investment personnel in the future based upon its needs.

The table below shows the dollar range of shares of common stock beneficially owned by each portfolio manager as of the date of the prospectus:

Name of Portfolio Manager	Dollar Range of Equity Securities in Sierra Income Corporation(1)(2)
Seth Taube(3)	over $1,000,000
Brook Taube(3)	over $1,000,000
Jeff Tonkel	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned by our portfolio managers is based on the current offering price of $10.25 per share.
(3)	Reflects the pecuniary interest of the named person in the shares of our common stock as a result of their control of Medley LLC and SIC Advisors.

THE ADVISOR

SIC Advisors serves as our investment advisor. SIC Advisors is registered as an investment advisor under the Advisers Act. Subject to the overall supervision of our board of directors, SIC Advisors manages the day-to-day operations of, and provides investment advisory and management services to, us.

SIC Advisors will be responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. SIC Advisors’ team will draw on its expertise in a range of sectors, including industrials and transportation, energy and natural resources, financials, healthcare, media and telecom and real estate. In addition, SIC Advisors will seek to diversify our portfolio by company type, asset type, transaction size, industry and geography.

Investment Committee

SIC Advisor’s investment committee will evaluate and approve all of the Company’s investments. Approval of an investment requires a majority vote of the investment committee, although a unanimous agreement is sought. The investment committee is comprised of a minimum of three members, including the principals of Medley as well as senior members of the Advisor’s investment and asset management team.

The compensation of the members of the investment committee paid by SIC Advisors includes an annual base salary, in certain cases an annual bonus based on an assessment of short-term and long-term performance, and a portion of the incentive fee, if any, paid to SIC Advisors determined on the same basis as the annual bonus. In addition, the investment committee members have equity interests in SIC Advisors and may receive distributions of profits in respect of those interests.

Biographical information with respect to Seth Taube, Brook Taube and Jeff Tonkel is set forth under “Management of the Company — Biographical Information”, and the biographical information with respect to the remainder of the Advisor’s investment and asset management team is set forth below.

SIC Advisors’ investment and asset management team includes Jim Feeley, Marilyn Adler, Dean Crowe, Brian Dohmen, Kunal Soni, Michelle Soltys, Jennie Chen, Richard Craybas, Frank Cupido, Greg Richards, Burke Loeffler, Oliver Ong, Alex Patil and Frank Wang who focus on the sourcing, transaction development and ongoing monitoring of our investments.

Jim Feeley (New York) is a Senior Managing Director and Head of Markets of Medley. With over 25 years of investment banking and leveraged finance, private equity and credit-oriented alternatives investment management experience, Mr. Feeley brings a range of skills including direct lending to middle market companies and financial sponsors, performing and distressed credit investing and CLO asset management. Mr. Feeley began his career in investment banking and leveraged finance with Fleet Bank and J.P. Morgan Securities in the Global Acquisition Finance and Financial Sponsors Group. After joining private equity firm J.H. Whitney & Co., Mr. Feeley was a Founding Partner of Friedberg Millstein’s credit strategies business and a Founding Managing Partner of Castle Hill Investment Management and White Squall Capital Partners. Mr. Feeley received a BA in Economics from Colby College and an MBA from the University of Michigan.

Marilyn Adler, CFA (New York) is a Managing Director of Medley and is accountable for transaction origination, due diligence and execution. Ms. Adler serves as Partner of Medley SBIC, the small business investment company (SBIC) owned by Medley Capital Corporation. Prior to joining Medley, Ms. Adler occupied senior management roles for SBIC investment firms including Sunrise Equity Partners, L.P. and Hudson Venture Partners, L.P. Prior to that Ms. Adler worked at Teachers Insurance and Annuity Association (TIAA) and SPP Hambro in the Private Placement Groups and at Donaldson, Lufkin & Jenrette in the Investment Banking Division. Ms. Adler received a BS with Distinction from Cornell University and an MBA from the Wharton School, University of Pennsylvania.

Dean Crowe (San Francisco) is a Managing Director of Medley and Portfolio Manager for Sierra Income Corporation, focused on investing in secondary market securities. Mr. Crowe was previously a Portfolio Manager with UBS O’Connor, the Alternative Investment subsidiary of UBS Asset Management. Before joining UBS, Mr. Crowe served as a Special Situations analyst in the leveraged finance group of RBC-Dominion and held positions at Merrill Lynch in New York, where he traded investment grade, high yield and emerging market debt. Mr. Crowe began his career with Salomon Brothers in New York, where he traded corporate debt and first generation credit derivatives. Mr. Crowe received a BS in Accounting from the James Madison University.

Brian Dohmen (New York) is a Managing Director of Medley and is accountable for transaction origination and execution in the Eastern Region. Prior to Joining Medley, Mr. Dohmen was Managing Director with Ablum Brown and Company and accountable for overseeing capital raising efforts. Previously, Mr. Dohmen was accountable for overseeing the business development for Newport Realty, LLC and was a Managing Director at Freeport Financial, a specialty finance company focused on financing leveraged buyouts for private equity sponsors. Mr. Dohmen had worked with Heller Financial and GE Capital. Mr. Dohmen started his career with LaSalle National Bank. Mr. Dohmen received a BBA in Finance and Risk Management from the University of Wisconsin — Madison.

Kunal Soni (San Francisco) is a Managing Director of Medley and is accountable for transaction origination and execution in the Western Region. Prior to joining Medley, Mr. Soni was a founding team member and Managing Director of THL Credit, leading the sourcing, underwriting and account management of direct lending transactions. Prior to THL Credit, Mr. Soni was a Principal at Bison Capital Asset Management. Mr. Soni previously worked at J.P. Morgan in the Investment Banking Group and KPMG in the audit and transaction services practice. Mr. Soni has served on the board of directors, either as a representative or observer of the following companies: Anytime Worldwide, LLC, C & K Market, Inc., CRS Reprocessing, LLC, Dr. Fresh Inc., Healthcare First Holding Corporation and Express Courier International Inc. Mr. Soni received a BA from Emory University.

Michelle Soltys, CPA (New York) is a Principal of Medley and Head of Asset Management. Prior to joining Medley, Ms. Soltys was the Chief Financial Officer of Velum Global Credit Management, LLC, an international firm that manages distressed consumer assets (NPL’s) in the United States and Brazil. Prior to joining Velum, Ms. Soltys was a Vice President and Controller of Sallie Mae’s Asset Performance Group where she managed the accounting and finance group. She was accountable for the division’s global accounting and financial operations including revenue recognition of over $16 billion in distressed consumer assets. Ms. Soltys is a licensed CPA and received a BS in Accounting from Trinity Christian College and an MBA from the Kellstadt Graduate School of Business at DePaul University.

Jennie Chen (San Francisco) is a Senior Vice President of Medley and is accountable for transaction origination and execution. Prior to joining Medley, Ms. Chen held various roles within GE Capital, most recently as an Assistant Vice President of GE Capital’s Cash Flow Lending Group, executing both sponsor and non-sponsored deals across a variety of industries. Ms. Chen is a graduate of GE Capital’s Financial Management Program and received BS in Finance from the University of Illinois at Urbana-Champaign.

Richard Craybas (New York) is a Senior Vice President of Medley and is accountable for transaction origination and execution. Prior to joining Medley, Mr. Craybas was a Vice President with PanAmerican Capital Partners, a middle market private equity firm. Previously, Mr. Craybas was with GE Capital in the Sponsor Finance Group, underwriting and executing leveraged finance transactions for private equity sponsors in a wide variety of industries. Mr. Craybas is a graduate of the Financial Management Program at GE Capital, received a BBA in Management from Pennsylvania State University and an MBA in Finance from Columbia Business School.

Frank Cupido, CFA (San Francisco) is a Senior Vice President of Medley and is accountable for transaction origination and execution. Prior to joining Medley, Mr. Cupido was an analyst in the Investment Banking Group at Merriman Curhan Ford & Co. where he worked on a variety of public and private financings as well as M&A advisory assignments for companies in a variety of sectors. Mr. Cupido received a BSE in Mechanical Engineering and Applied Mechanics from the University of Pennsylvania.

Greg Richards, CFA (New York) is a Senior Vice President of Medley and is accountable for transaction origination and execution. Prior to Medley, Mr. Richards was a Manager in the Structured Finance and Capital Markets Group at Mubadala and served as a Vice President in the Global Energy Investment Banking Group and the Corporate Banking Group at Credit Suisse in New York. Mr. Richards received a BBA in Finance from the College of William & Mary and an MBA from Columbia Business School.

Burke Loeffler, CFA (New York) is a Vice President of Medley and is accountable for supporting transaction origination and execution. Prior to Medley, Mr. Loeffler was a Vice President with D. E. Shaw Group, where he was accountable for private debt and equity investments. Mr. Loeffler received a BA from the Goizueta Business School at Emory University.

Oliver Ong (New York) is a Vice President of Medley and is accountable for supporting transaction origination and execution. Prior to Medley, Mr. Ong served as an Analyst in the Leveraged Finance Group at RBC Capital Markets focusing on the structuring and distribution of debt financing transactions. Mr. Ong received a BA from the Goizueta Business School at Emory University.

Alex Patil (San Francisco) is a Vice President of Medley and is accountable for supporting transaction origination and execution. Prior to Medley, Mr. Patil served as an Analyst in the Global Investment Banking Group at Bank of America Merrill Lynch working on various financing and investment transactions. Mr. Patil received a BS in Business Administration, cum laude, from the University of Southern California.

Frank Wang, CFA (New York) is a Vice President of Medley and accountable for investments in secondary market securities. Prior to Medley, Mr. Wang was the Head of Operations and a Research Analyst at Viathon Capital, LP. Prior to joining Viathon, he was an Operations Analyst in the Global Trade Support group at Marathon Asset Management, LLC. Mr. Wang received a BS in Business Administration from New York University Stern School of Business.

Annie Li (New York) is a Senior Associate with Medley and is accountable for supporting asset management as well as transaction underwriting and execution. Prior to Medley, Ms. Li was an analyst at Sunrise SBIC Fund supporting due diligence, asset management and financial reporting. Previously, she was an equity research associate at Rodman & Renshaw. Ms. Li received an MBA from Columbia University, an M.S. from the University of Florida and a DVM from China Agricultural University.

Abhinav Gupta (New York) is an Associate with Medley and is accountable for supporting transaction underwriting and execution. Prior to Medley, Mr. Gupta was an Associate in the Corporate Division (General Practice) of Sullivan Cromwell LLP focusing on financing, public equity and debt offerings and M&A transactions. Mr. Gupta received a JD from Harvard Law School, his BBA in Finance, and BS in Political Science from Emory University.

Dale Hersey (New York) is an Associate with Medley and is accountable for supporting transaction underwriting and execution. Prior to joining Medley, Mr. Hersey was an Analyst in the Valuation Advisory and Portfolio Valuation Group at Duff & Phelps where he worked on a variety of engagements for corporations, private equity funds and business development companies. Mr. Hersey received a BS in Finance from George Mason University.

Daniel Jacobs (New York) is an Associate with Medley and is accountable for supporting transaction underwriting and execution. Prior to joining Medley, Mr. Jacobs was an analyst in the Real Estate Banking Group at Wells Fargo Bank where he worked on a variety of private real estate transactions and performed an array of portfolio management functions. Mr. Jacobs received a BS in Finance from the Kelley School of Business at Indiana University.

Chris Martin (San Francisco) is an Associate with Medley and is accountable for supporting transaction underwriting and execution. Prior to Medley, Mr. Martin was an Analyst in the Global

Consumer Products and Retail Investment Banking Group at UBS where he worked on a variety of public financings as well as leveraged buyout and M&A advisory assignments. Mr. Martin received a BA with Honors in Government Economics from New York University.

Stephan Schneck (San Francisco) is an Associate with Medley and is accountable for supporting transaction underwriting and execution. Prior to joining Medley, Mr. Schneck was a Summer Analyst with Exigen Capital. Mr. Schneck received a BS in Business Administration with Honors from the University of Oregon.

Max Swicegood (New York) is an Associate with Medley and is accountable for supporting transaction underwriting and execution. Prior to Medley, Mr. Swicegood was an Associate in the Private Debt Group of Ares Management, LLC where he evaluated and executed debt financings and equity co-investments. Mr. Swicegood previously worked at PricewaterhouseCoopers. Mr. Swicegood received a BS in Finance from Georgetown University.

Matthew Doherty (New York) is an Analyst with Medley and is accountable for supporting transaction underwriting, execution and asset management. Prior to Medley, Mr. Doherty was an Analyst in the Finance Division at Goldman Sachs. Mr. Doherty received a BS in Finance from the Pennsylvania State University.

William Guo (New York) is an Analyst with Medley and is accountable for supporting transaction underwriting, execution and asset management. Prior to Medley, Mr. Guo was an Associate in the Advisory/Assurance, Consumer Finance Group at PricewaterhouseCoopers, LLP. Mr. Guo received a BBA in Finance from Emory University.

Dorin Fachiol (San Francisco) is an Analyst with Medley and is accountable for supporting transaction underwriting, execution and asset management. Prior to Medley, Mr. Fachiol was an Analyst with Ernst & Young’s Assurance Service focusing on audits of middle market firms and public companies. Mr. Fachiol received a BS in Economics and Accounting with Honors from the University of Oregon.

Daniel Smithwick (San Francisco) is an Analyst with Medley and is accountable for supporting transaction underwriting, execution and asset management. Prior to Medley, Mr. Smithwick was an Analyst in the Research and Business Development Group at Financial Technology Partners. Mr. Smithwick received a BA in Economics and Philosophy from Brown University.

Thomas Tatum (San Francisco) is an Analyst with Medley and is accountable for supporting transaction underwriting, execution and asset management. Prior to Medley, Mr. Tatum was a Junior Analyst at Balyasny Asset Management. Mr. Tatum received his BS in Commerce Accounting and BS in Political Science from Santa Clara University.

INVESTMENT ADVISORY AGREEMENT AND FEES

Our investment process is provided through the efforts of SIC Advisors and benefits from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities of Medley. SIC Advisors is responsible for the overall management of our activities and for the day-to-day management of our investment portfolio. SIC Advisors provides its services under an Investment Advisory Agreement with us. The activities of our Advisor are subject to the supervision and oversight of our board of directors.

Advisory Services

Under the terms of the Investment Advisory Agreement, our Advisor will be responsible for the following:

•	determining the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifying, evaluating, negotiating and structuring the investments we make;

•	performing due diligence on prospective portfolio companies;

•	executing, closing, servicing and monitoring the investments we make;

•	determining the securities and other assets that we will purchase, retain or sell; and

•	providing us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our capital.

Under the Investment Advisory Agreement, SIC Advisors has a fiduciary responsibility for the safeguarding and use of all of our funds and assets. SIC Advisors is also subject to liability under both the 1940 Act and the Advisors Act for a breach of these fiduciary duties.

SIC Advisors will be primarily responsible for initially identifying, evaluating, negotiating and structuring our investments. These activities will be carried out by its investment teams and subject to the oversight of SIC Advisors’ senior investment personnel. Each investment that we make will require the approval of our Advisor before the investment may be made. Certain affiliated co-investment transactions may require the additional approval of our independent directors.

SIC Advisors’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Term; Effective Date

The Investment Advisory Agreement was approved by our board of directors on April 5, 2012 and became effective as of April 17, 2012, the date that we raised sufficient proceeds in order to break escrow and commence our public offering. In its consideration of the Investment Advisory Agreement, our board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by SIC Advisors; (b) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (c) our projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (d) any existing and potential sources of indirect income to SIC Advisors from its relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment advisory agreement; (f) the organizational capability and financial condition of SIC Advisors and its respective affiliates; and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. Based on the information reviewed and the discussion thereof, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from April 17, 2012, and will remain in effect from year-to-year thereafter if approved annually by a majority of our directors who are not interested persons and either our board of directors or the holders of a majority of our outstanding voting securities.

The Investment Advisory Agreement will automatically terminate in the event of its assignment. In accordance with the 1940 Act, we may terminate the Investment Advisory Agreement with SIC Advisors upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of our independent directors or the holders of a majority of the outstanding shares of our common stock. In addition, SIC Advisors may terminate the Investment Advisory Agreement with us upon 120 days’ written notice.

Annual Board Approval of the Investment Advisory Agreement

Our board of directors held an in-person meeting on March 12, 2014, in order to consider the annual approval and continuation of our Investment Advisory Agreement. In its consideration of the investment management agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our investment adviser, SIC Advisors; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to SIC Advisors from its relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment management agreement; (f) the organizational capability and financial condition of SIC Advisors and its affiliates; and (g) various other factors.

Based on the information reviewed and the discussions held, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates and terms are reasonable in relation to the services to be provided and approved the investment management agreement as being in the best interests of our stockholders. Specifically the board of directors approved the extension of the investment management agreement for a period of one year beginning on April 5, 2014.

Investment Advisory Fees

We pay SIC Advisors a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. We believe that this fee structure benefits stockholders by aligning the compensation of our Advisor with our overall investment performance. The cost of both the management fee and the incentive fee are ultimately be borne by our stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 1.75% of our gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. The Advisor will benefit when we incur debt or use leverage. The base management fee is calculated based on our gross assets at the end of each completed calendar quarter. Base management fees for any partial quarter will be appropriately prorated.

Incentive Fee

The incentive fee is divided into two parts: (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.

The subordinated incentive fee on income is earned on pre-incentive fee net investment income and is determined and payable in arrears as of the end of each calendar quarter during which the Investment Advisory Agreement is in effect. If the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the termination.

The subordinated incentive fee on income for each quarter will be calculated as follows:

•

No subordinated incentive fee on income is payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.75% per quarter on our net assets at the end of the immediately preceding fiscal quarter. We refer to this as the quarterly preferred return.

•

All of our pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% on our net assets at the end of the immediately preceding fiscal quarter in any quarter, is payable to the Advisor. We refer to this portion of our subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income exceeds 2.1875% on our net assets at the end of the immediately preceding fiscal quarter in any quarter.

•

For any quarter in which our pre-incentive fee net investment income exceeds 2.1875% on our net assets at the end of the immediately preceding fiscal quarter, the subordinated incentive fee on income shall equal 20% of the amount of our pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.

•

Pre-incentive fee net investment income is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus our operating expenses for the quarter, including the base management fee, expenses payable under the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The following is a graphical representation of the calculation of the quarterly subordinated incentive fee on income:

Percentage of Pre-Incentive Fee Net Investment Income Allocated to Quarterly Incentive Fee

The incentive fee on capital gains is earned on investments sold and shall be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such termination. The fee equals 20% of our realized capital gains, less the aggregate amount of any previously paid incentive fee on capital gains. Incentive fee on capital gains is equal to our realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis. In order to provide an incentive for our Advisor to successfully execute a merger transaction involving us that is financially accretive and/or otherwise beneficial to our stockholders even if our Advisor will not act as an investment adviser to the surviving entity in the merger, we may seek exemptive relief from the SEC to allow us to pay our Advisor an incentive fee on capital gains in connection with our merger with and into another entity. Absent the receipt of such relief, our Advisor will not be entitled to an incentive fee on capital gains or any other incentive fee in connection with any such merger transaction.

Because of the structure of the subordinated incentive fee on income and the incentive fee on capital gains, it is possible that we may pay such fees in a quarter where we incur a net loss. For example, if we receive pre-incentive fee net investment income in excess of the 1.75% on our net assets at the end of the immediately preceding fiscal quarter for a quarter, we will pay the applicable incentive fee even if we have incurred a net loss in the quarter due to a realized or unrealized capital loss. Our Advisor will not be under any obligation to reimburse us for any part of the incentive fee it receives that is based on prior period accrued income that we never receive as a result of a subsequent decline in the value of our portfolio.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees will also be calculated using a detailed policy and procedure approved by our Advisor and our board of directors, including a majority of the independent directors, and such policy and procedure will be consistent with the description of the calculation of the fees set forth above.

Our Advisor may elect to defer or waive all or a portion of the fees that would otherwise be paid to it in its sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to the occurrence of a liquidity event as our Advisor may determine in its sole discretion.

Below are examples of the two-part incentive fee:

Example — Subordinated Incentive Fee on Income, Determined on a Quarterly Basis

Assumptions

First Quarter:	Pre-incentive fee net investment income equals 0.5500%

Second Quarter:	Pre-incentive fee net investment income equals 1.9500%

Third Quarter:	Pre-incentive fee net investment income equals 2.800%

The subordinated incentive fee on income in this example would be:

First Quarter:	Pre-incentive fee net investment income does not exceed the 1.75% preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income

Second Quarter:	Pre-incentive fee net investment income falls between the 1.75% preferred return rate and the catch up of 2.1875%, therefore the incentive fee on pre-incentive fee net investment income is 100% between the 1.75% preferred return and 1.95%

Third Quarter:	Pre-incentive fee net investment income exceeds the 1.75% preferred return and the 2.1875% catch up provision. Therefore the catch up provision is fully satisfied by the 2.8% of pre-incentive fee net investment income above the 1.75% preferred return rate and there is a 20% incentive fee on pre-incentive fee net investment income above the 2.1875% “catch up”

Example — Incentive Fee on Capital Gains (Millions)

Alternative 1 — Assumptions

Year 1:	$20 million investment made in company A (“Investment A”), and $30 million investment made in company B (“Investment B”)

Year 2:	Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million
Year 3:	FMV of Investment B determined to be $25 million

Year 4:	Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1:	None, because no investments were sold

Year 2:	Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3:	None, because no investments were sold

Year 4:	Capital gains incentive fee of $200,000 ($6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2 — Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”), $25 million investment made in Company C (“Investment C”) and the cost basis of Other Portfolio Investments is $25 million

Year 2:	Investment A sold for $50 million ($20 million cost basis to be reinvested into Other Portfolio Investments and the $30 million capital gain is available for distribution), fair market value, or FMV, of Investment B determined to be $25 million (creates $5 million in unrealized capital depreciation), the FMV of Investment C determined to be $25 million and FMV of Other Portfolio Investments determined to be $25 million

Year 3:	FMV of Investment B determined to be $27 million (creates $3 million in unrealized capital depreciation), Investment C sold for $30 million ($25 million cost basis to be reinvested into Other Portfolio Investments and the $5 million capital gain is available for distribution) and FMV of Other Portfolio Investments determined to be $45 million

Year 4:	FMV of Investment B determined to be $30 million and FMV of Other Portfolio Investments determined to be $45 million

Year 5:	Investment B sold for $20 million ($20 million cost basis to be reinvested into Other Portfolio Investments and $10 million capital loss) and FMV of Other Portfolio Investments determined to be $45 million

Year 6:	Total Portfolio is sold for $80 million ($15 million capital gain computed based on a cumulative cost basis in Other Portfolio Investments of $65 million)

The incentive fee on capital gains in this example would be:

Year 1:	None, because no investments were sold

Year 2:	$5 million incentive fee on capital gains (20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B))

Year 3:	$1.4 million incentive fee on capital gains ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation))) less $5 million incentive fee on capital gains paid in Year 2

Year 4:	None, because capital gains incentive fees are paid on realized capital gains only

Year 5:	None, because $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) is less than $6.4 million cumulative incentive fee on capital gains paid in prior years

Year 6:	$1.6 million incentive fee on capital gains (20% multiplied by $40 million ($25 million cumulative realized capital gains plus $15 million realized capital gains)) less $6.4 million cumulative incentive fee on capital gains received in prior years

Prohibited Activities

Our articles of incorporation prohibits the following activities between us, SIC Advisors and its affiliates:

•

We may not purchase or lease assets in which SIC Advisors or its affiliates has an interest unless (i) we disclose the terms of the transaction to our stockholders, the terms are fair to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

•	SIC Advisors and its affiliates may not acquire assets from us unless approved by our stockholders in accordance with our articles of incorporation;

•	We may not lease assets to SIC Advisors or its affiliates unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;

•	We may not make any loans to SIC Advisors or its affiliates except for the advancement of funds as permitted by our articles of incorporation;

•	We may not acquire assets in exchange for our common stock;

•

We may not pay a commission or fee, either directly or indirectly to SIC Advisors, its affiliates, except as otherwise permitted by our articles of incorporation, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	SIC Advisors and its affiliates may not charge duplicate fees to us; and

•	SIC Advisors and its affiliates may not provide financing to us with a term in excess of 12 months.

In addition, the Investment Advisory Agreement prohibits SIC Advisors and its affiliates from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. SIC Advisors and its affiliates are also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Finally, SIC Advisors and its affiliates are prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Indemnification of Our Advisor

The Investment Advisory Agreement provides that SIC Advisors and its officers, directors, persons associated with SIC Advisors, stockholders (and owners of the stockholders), controlling persons and agents are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceedings arising out of or otherwise based on the performance of any of SIC Advisors’ duties or obligations under the Investment Advisory Agreement, as applicable, or otherwise as our investment advisor, (i) to the extent such damages, liabilities, cost and expenses (A) are not fully reimbursed by insurance and (B) do not arise by reason of misfeasance, bad faith, or negligence in SIC Advisors’ performance of such duties or obligations, or SIC Advisors’ reckless disregard of such duties or obligations, and (ii) otherwise to the fullest extent such indemnification is consistent with the provisions of our articles of incorporation, the 1940 Act, the laws of the State of Maryland and other applicable law.

The Investment Advisory Agreement further provides that SIC Advisors and its officers, directors, persons associated with SIC Advisors, stockholders (and owners of the stockholders), controlling persons and agents are not entitled to indemnification for any liability or loss suffered by them, nor will they be held harmless for any loss or liability suffered by us, unless (i) SIC Advisors has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (ii) SIC Advisors was acting on behalf of or performing services for us; (iii) such liability or loss was not the result of misconduct or negligence by SIC Advisors; and (iv) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from stockholders.

ADMINISTRATION AGREEMENT AND FEES

Administrative Services

Under the terms of the Administration Agreement, and on our behalf, Medley Capital LLC will perform or oversee the performance of various administrative services that we require. These include investor services, general ledger accounting, fund accounting, maintaining required financial records, calculating our net asset value, filing tax returns, preparing and filing SEC reports, preparing, printing and disseminating stockholder reports and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Medley will provide us with facilities and access to personnel necessary for our business and these services. For providing these services, facilities and personnel, we will reimburse Medley for administrative expenses it incurs in performing its obligations.

Additionally, as a BDC, we must offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance. Medley will make available such managerial assistance, on our behalf, to our portfolio companies whether or not they request this assistance. We may receive fees for these services and will reimburse Medley for its allocated costs in providing such assistance, subject to review and approval by our board of directors.

Term; Effective Date

The Administration Agreement was approved by our board of directors on February 16, 2012, and became effective on April 17, 2012, the date that we met our minimum offering requirement. Unless earlier terminated as described below, the agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by a majority of our directors who are not interested persons and either our board of directors or the holders of a majority of our outstanding voting securities. Our board of directors held an in-person meeting on March 12, 2014, in order to consider the annual approval and continuation of our Administration Agreement. Based on the information relating to the terms of the Administration Agreement and the discussions held, the board of directors, including a majority of the non-interested directors, approved the Administration Agreement as being in the best interests of our stockholders. Specifically the board of directors approved the extension of the Administration Agreement for a period of one year beginning on April 5, 2014.

We may terminate the Administration Agreement with Medley Capital LLC on 60 days’ written notice without penalty. Medley Capital LLC may terminate the Administration Agreement on 120 days’ written notice without penalty.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into the Investment Advisory Agreement with SIC Advisors, in which our senior management have ownership and financial interests. Members of our senior management also serve as principals of other investment managers affiliated with SIC Advisors that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. Our senior management team holds equity interests in SIC Advisors.

In addition, our executive officers and directors and the members of SIC Advisors and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. For example, affiliates of SIC Advisors currently manages private funds and managed accounts that are seeking new capital commitments and will pursue an investment strategy similar to our strategy. We may compete with entities managed by SIC Advisors and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by SIC Advisors or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, SIC Advisors intends to allocate investment opportunities on an alternating basis in a manner that is fair and equitable over time and is consistent with SIC Advisors’ allocation policy, investment objectives and strategies so that we are not disadvantaged in relation to any other client. SIC Advisors has agreed with our board of directors that allocations among us and other investment funds affiliated with SIC Advisors will be made based on capital available for investment in the asset class being allocated. In addition, we believe that SIC Advisors and its affiliates have sufficient professionals to fully discharge their responsibilities to the affiliates of SIC Advisors and to us in accordance with SIC Advisors’ fiduciary duty to us. We expect that our available capital for investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations.

Policies and Procedures for Managing Conflicts

SIC Advisors and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between SIC Advisors’ fiduciary obligations to us and its similar fiduciary obligations to other clients. Such policies and procedures are designed to ensure that investment opportunities that are not subject to the Exemptive Order are allocated on an alternating basis that is fair and equitable among us and their other clients. An investment opportunity that is suitable for multiple clients of SIC Advisors and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that SIC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

The principals of SIC Advisors have managed and will continue to manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, SIC Advisors has put in place an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to co-invest with other accounts managed by SIC Advisors and affiliated advisers. In the case of a transaction that is not subject to the Exemptive Order, SIC Advisors will apply its investment allocation policy. When we engage in co-investments that are permitted without exemptive relief, we will do so in a manner consistent with SIC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by SIC Advisors and approved by our board of directors, including all of our independent directors. The allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities managed by SIC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, SIC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. SIC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time.

Co-Investment Opportunities

On November 25, 2013, we received the Exemptive Order from the SEC that permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley, LLC or an investment adviser controlled by Medley, LLC in a manner consistent with our investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors. Co-investment under the Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, our board of directors determines that it would be advantageous for us to co-invest in a manner described in the Exemptive Order. Under the Exemptive Order, we co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations the conditions of the Exemptive Order and our allocation procedures. See “Regulation.”

Material Nonpublic Information

Our senior management, members of SIC Advisors’ investment committee and other investment professionals from SIC Advisors may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Dealer Manager Agreement

We have entered into a dealer manager agreement with SC Distributors, LLC. An affiliated entity of SC Distributors, LLC has an equity interest in our Advisor and, as a result, SC Distributors may not have conducted an independent due diligence review and investigation of the type it normally performs on unaffiliated issuers.

Investment Advisory Agreement

We have entered into the Investment Advisory Agreement with SIC Advisors and pay SIC Advisors a management fee and incentive fee. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for SIC Advisors to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from SIC Advisors to assist our board of directors with the valuation of our portfolio investments. SIC Advisors’ management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of SIC Advisors are involved in the valuation process for our portfolio investments. In addition, the dealer manager has a right to receive a fixed percentage of the profits generated by SIC Advisors, but otherwise has no equity interest in, or control of, SIC Advisors.

License Agreement

We have entered into a license agreement with SIC Advisors under which SIC Advisors has granted us a non-exclusive, royalty-free license to use the name “Sierra” for specified purposes in our business. Under this agreement, we will have a right to use the “Sierra” name, subject to certain conditions, for so long as SIC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Sierra” name.

Appraisal and Compensation

Our articles of incorporation provide that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

Restrictions on Transactions with Our Advisor

We will not purchase or lease assets in which SIC Advisors or its affiliates have an interest unless (i) we disclose the terms of the transaction to our stockholders, the terms are fair to us and at a price that does not to exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC. SIC Advisors will not acquire assets from us unless approved by our stockholders and, to the extent required, by the SEC. We will not make any loans or other financing to our advisor. SIC Advisors is prohibited from commingling our funds with the funds of any other entity or person for which it provides investment advisory or other services. We are permitted to invest in general partnerships and joint ventures with affiliates of SIC Advisors and non-affiliates provided certain conditions are met.

Expense Support Agreement

On June 29, 2012, we entered into an Expense Support and Reimbursement Agreement (the “Expense Support Agreement”) with SIC Advisors. Pursuant to the Expense Support Agreement, SIC Advisors has agreed to reimburse us for operating expenses in an amount equal to the difference between our distributions paid to stockholders in each month, less the sum of our net investment income, our net realized capital gains and dividends paid to us from our portfolio companies during such period. The terms of the Expense Support Agreement commenced as of the date that our registration statement was declared effective by the SEC and continued monthly thereafter until December 31, 2012. Subsequently, the board of directors approved amendments to the Expense Support Agreement that extended the term through June 30, 2014.

Pursuant to the Expense Support Agreement, we have a conditional obligation to reimburse SIC Advisors for any amounts funded by SIC Advisors under the Expense Support Agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which SIC Advisors incurred a liability for such amount, the sum of our net investment income, net capital gains and the amount of any dividends and other distributions paid to us from our portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to stockholders. The purpose of the Expense Support Agreement is to cover distributions to stockholders so as to ensure that the distributions do not constitute a return of capital for GAAP purposes and to reduce operating expenses until we have raised sufficient capital to be able to absorb such expenses.

Pursuant to the Expense Support Agreement, we will reimburse our Adviser for expense support payments it previously made following any calendar quarter in which we received net investment income, net capital gains and dividends from our portfolio companies in excess of the distributions paid to stockholders during such calendar quarter (the “Excess Operating Funds”). Any such reimbursement will be made within three years of the date that the expense support payment obligation was incurred by the Adviser, subject to the conditions described below. The amount of the reimbursement during any calendar quarter will equal the lesser of (i) the Excess Operating Funds received during the quarter and (ii) the aggregate amount of all expense payments made by the Adviser that have not yet been reimbursed. In addition, we will only make reimbursement payments if our “operating expense ratio” (as described in footnote 1 to the table below) is equal to or less than our operating expense ratio at the time the corresponding expense payment was incurred and if the annualized rate of our regular cash distributions to stockholders is equal to or greater than the annualized rate of our regular cash distributions to stockholders at the time the corresponding expense payment was incurred.

Below is a table that provides information regarding expense support payments incurred by our Adviser pursuant to the Expense Support Agreement as well as other information relating to our ability to reimburse our Adviser for such payments.

Quarter Ended	Amount of Expense Payment Obligation	Operating Expense Ratio as of the Date Expense Payment Obligation Incurred(1)	Annualized Distribution Rate as of the Date Expense Payment Obligation Incurred(2)	Eligible for Reimbursement Through
June 30, 2012	$454,874	6.13%	8.00%	June 30, 2015
September 30, 2012	$437,303	4.05%	8.00%	September 30, 2015
December 31, 2012	$573,733	3.91%	8.00%	December 31, 2015
March 31, 2013	$685,404	1.71%	8.00%	March 31, 2016
June 30, 2013	$732,424	1.00%	7.84%	June 30, 2016
September 30, 2013	$1,277,853	0.83%	7.84%	September 30, 2016
December 31, 2013	$1,243,569	0.45%	7.84%	December 31, 2016

(1)	“Operating Expense Ratio” includes all expenses borne by us, except for organizational and offering expenses, base management and incentive fees owed to our Adviser and interest expense.

(2)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by our Adviser. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders.

Either we or SIC Advisors may terminate the Expense Support Agreement at any time, except that if SIC Advisors terminates the agreement, it may not terminate its obligations to provide expense support payments after the commencement of any monthly period. If we terminate the Investment Advisory Agreement, we will be required to repay SIC Advisors all expense support payments made by SIC Advisors within three years of the date of termination.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the expected beneficial ownership of our common stock at the time of the satisfaction of the minimum offering requirement by:

•	each person known to us to be expected to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on 26,510,422 shares of common stock outstanding as of April 24, 2014.

	Shares Beneficially Owned As of the date of this Prospectus
Name	Number		Percentage
5% or Greater Stockholder:
SIC Advisors LLC	1,108,144.04		4.2%

Executive Officers:(1)
Richard T. Allorto, Jr.	—		—
Jeff Tonkel	—		—

Interested Directors:(1)
Seth Taube	1,108,144.04	(2)	4.2%
Brook Taube	1,108,144.04	(2)	4.2%

Independent Directors:(1)
Spencer Neumann	—		—
Valerie Lancaster Beal	—		—
Stephen R. Byers	—		—
All officers and directors as a group (seven persons)	1,108,144.04		4.2%

*	Represents less than 1%.

(1)	The address for all officers and directors is c/o Medley LLC, 375 Park Ave., 33rd Floor, New York, NY 10152.

(2)	The record holder of these shares is SIC Advisors. Brook Taube and Seth Taube indirectly control SIC Advisors and, as a result, may be deemed to be the beneficial owner of the shares held by SIC Advisors.

The following table sets forth, as of the date of the satisfaction of the minimum offering requirement, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Brook Taube(4)	Over $100,000
Seth Taube(5)	Over $100,000

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Independent Directors:
Spencer Neumann	None
Valerie Lancaster Beal	None
Stephen R. Byers	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equities securities expected to be beneficially owned by our directors is based on the current public offering price of $10.25 per share.

(3)	The dollar range of equity securities expected to be beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(4)	Reflects the pecuniary interest of Brook Taube in the shares of our common stock held by Medley LLC and SIC Advisors.

(5)	Reflects the pecuniary interest of Seth Taube in the shares of our common stock held by SIC Advisors and Medley LLC.

DISTRIBUTIONS

We began declaring semi-monthly distributions to our stockholders beginning in July 2012 and intend to continue making semi-monthly distributions to stockholders, to the extent that we have assets legally available for distribution. All distributions that we make will be at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status and other factors as our board of directors may deem to be relevant. The distributions we pay to our stockholders may exceed earnings, particularly during the period before we have substantially invested the net proceeds from this offering.

The following table reflects the cash distributions per share that we have declared or paid to our stockholders since we commenced operations in April 2012.

Amount	Record Date	Payment Date
$0.03333	July 13, 2012	August 1, 2012
$0.03333	July 31, 2012	August 1, 2012
$0.03333	August 15, 2012	September 4, 2012
$0.03333	August 31, 2012	September 4, 2012
$0.03333	September 14, 2012	October 1, 2012
$0.03333	September 28, 2012	October 1, 2012
$0.03333	October 15, 2012	October 31, 2012
$0.03333	October 30, 2012	October 31, 2012
$0.03333	November 15, 2012	November 30, 2012
$0.03333	November 29, 2012	November 30, 2012
$0.03333	December 14, 2012	December 31, 2012
$0.03333	December 28, 2012	December 31, 2012
$0.03333	January 15, 2013	January 31, 2013
$0.03333	January 31, 2013	January 31, 2013
$0.03333	February 15, 2013	February 28, 2013
$0.03333	February 28, 2013	February 28, 2013
$0.03333	March 15, 2013	March 29, 2013
$0.03333	March 29, 2013	March 29, 2013
$0.03333	April 15, 2013	April 30, 2013
$0.03333	April 30, 2013	April 30, 2013
$0.03333	May 15, 2013	May 31, 2013
$0.03333	May 31, 2013	May 31, 2013
$0.03333	June 14, 2013	June 28, 2013
$0.03333	June 28, 2013	June 28, 2013
$0.03333	July 15, 2013	July 31, 2013
$0.03333	July 31, 2013	July 31, 2013
$0.03333	August 15, 2013	August 30, 2013
$0.03333	August 30, 2013	August 30, 2013
$0.03333	September 13, 2013	September 30, 2013
$0.03333	September 30, 2013	September 30, 2013
$0.03333	October 15, 2013	October 31, 2013
$0.03333	October 31, 2013	October 31, 2013
$0.03333	November 15, 2013	November 29, 2013
$0.03333	November 29, 2013	November 29, 2013
$0.03333	December 13, 2013	December 31, 2013
$0.03333	December 31, 2013	December 31, 2013
$0.03333	January 15, 2014	January 31, 2014
$0.03333	January 31, 2014	January 31, 2014
$0.03333	February 15, 2014	February 28, 2014
$0.03333	February 28, 2014	February 28, 2014
$0.03333	March 14, 2014	March 31, 2014
$0.03333	March 31, 2014	March 31, 2014
$0.03333	April 15, 2014	April 30, 2014

Amount	Record Date	Payment Date
$0.03333	April 30, 2014	April 30, 2014
$0.03333	May 15, 2014	May 30, 2014
$0.03333	May 30, 2014	May 30, 2014
$0.03333	June 13, 2014	June 30, 2014
$0.03333	June 30, 2014	June 30, 2014

From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our stockholders are appropriate. We may fund our cash distributions to stockholders from any sources of funds available to us including expense reimbursements from our Adviser that are subject to repayment to it as well as offering proceeds and borrowings. We have not established limits on the amount of funds we may use from available sources to make distributions. We expect that for a significant time after the commencement of this offering, substantially all of our distributions will result from expense support payments made by our Adviser that may be subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital for GAAP purposes. We may still have distributions which could be characterized as a return of capital for tax purposes. You should understand that any such distributions are not based on our investment performance and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such expense support payments. You should also understand that any future reimbursements to our Adviser will reduce the distributions that you would otherwise receive. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. The Adviser has no obligation to make expense support payments pursuant to the Expense Support Agreement after December 31, 2013, unless the Expense Support Agreement is extended. For the fiscal year ended December 31, 2012, if expense support payments of $1,465,910 were not made by our Adviser, 100% percent of the distribution rate would have been a return of capital. In connection with the acquisition of $10 million of our shares by our Adviser in a private placement that occurred prior to the commencement of our operations and prior to the effectiveness of the Expense Support Agreement, $125,000 of offering expenses was recorded as an expense and a liability and was deemed to be a book return of capital since total distributions (including this amount) exceeded net investment income for the year ended December 31, 2012. During the year ended December 31, 2012, however, no portion of the distributions we made to our stockholders constituted a return of capital for tax purposes.

Our distributions may exceed our earnings, which we refer to as a return of capital, especially during the period before we have invested substantially all of the proceeds of this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. Our use of the term “return of capital” merely means distributions in excess of our earnings and as such may constitute a return on your individual investments and does not mean a return on capital. Therefore investors are advised that they should be aware of the differences with our use of the term “return of capital” and “return on capital.”

On June 29, 2012, we entered into the Expense Support Agreement with SIC Advisors. Pursuant to the Expense Support Agreement, SIC Advisors has agreed to reimburse us for operating expenses in an amount equal to the difference between our distributions paid to stockholders in each month, less the sum of our net investment income, our net realized capital gains and dividends paid to us from our portfolio companies during such period. The terms of the Expense Support Agreement commenced as of the date that our registration statement was declared effective by the SEC and continued monthly thereafter until December 31, 2012, at which point the board of directors approved amendments to the Expense Support Agreement that extended the term through December 31, 2013.

Pursuant to the Expense Support Agreement, we have a conditional obligation to reimburse SIC Advisors for any amounts funded by SIC Advisors under the Expense Support Agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which SIC Advisors incurred a liability for such amount, the sum of our net investment income, net capital gains and the amount of any dividends and other distributions paid to us from our portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to stockholders. The purpose of the Expense

Support Agreement is to cover distributions to stockholders so as to ensure that the distributions do not constitute a return of capital for GAAP purposes and to reduce operating expenses until we have raised sufficient capital to be able to absorb such expenses.

Either we or SIC Advisors may terminate the Expense Support Agreement at any time, except that if SIC Advisors terminates the agreement, it may not terminate its obligations to provide expense support payments after the commencement of any monthly period. If we terminate the Investment Advisory Agreement, we will be required to repay SIC Advisors all expense support payments made by SIC Advisors within three years of the date of termination.

Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, or a return of capital) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

We elected to be treated, beginning with our first taxable year subsequent to the date that we commenced investment operations, and intend to continue to qualify annually thereafter, as a RIC under the Code. To maintain RIC tax treatment, we must, among others things, distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Tax Matters.”

We have adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

We are permitted to fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, and non-capital gains proceeds from the sale of assets. We have not established limits on the amount of funds we may use from available sources to make distributions. However, on June 29, 2012, we entered into the Expense Support Agreement with SIC Advisors. Pursuant to the Expense Support Agreement, the Advisor has agreed to reimburse us for operating expenses in an amount equal to the difference between our distributions paid to stockholders in each month, less the sum of our net investment income, our net realized capital gains and dividends paid to us from our portfolio companies during such period. The term of the Expense Support Agreement commenced as of the date that our registration statement was declared effective by the SEC and continued monthly thereafter until December 31, 2012, at which point the board of directors approved amendments to the Expense Support Agreement that extended the term through December 31, 2013. As of the date hereof, no portion of the cash distributions paid to our stockholders were funded from offering proceeds or indebtedness.

The following table reflects, for tax purposes, the sources of the cash distributions that we paid on our common stock during the year ended December 31, 2013, and the year ended December 31, 2012:

Source of Distribution	Year Ended December 31, 2013		Year Ended December 31, 2012
	Distribution Amount	Percentage	Distribution Amount	Percentage
Return of capital from offering proceeds	$—	0%	$—	0%
Return of capital from borrowings	$—	0%	$—	0%
Net investment income	$6,032,061	100%	$637,330	100%
Return of capital (other)	$—	0%	$—	0%

Distributions on a tax basis:	$6,032,061	100%	$637,330	100%

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are an externally managed non-diversified closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. We are externally managed by SIC Advisors which is a registered investment adviser under the Advisers Act. SIC Advisors is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. In addition, we have elected and intend to continue to qualify to be treated, for U.S. federal income tax purposes, as a RIC under subchapter M of the Code.

On April 17, 2012 we successfully reached the minimum escrow requirement and officially commenced operations by receiving gross proceeds of $10 million in exchange for 1,108,033.24 shares of our common stock sold to SIC Advisors. As of December 31, 2013, we have combined proceeds, as well as a modest amount of leverage through a revolving credit facility with ING Capital LLC, which we have used to invest $137.3 million across 49 transactions.

Under our Investment Advisory Agreement, we pay SIC Advisors an annual management fee as well as an incentive fee based on our investment performance. Also, under the Administration Agreement, we reimburse Medley for the allocable portion of overhead and other expenses incurred by Medley Capital LLC in performing its obligations under the Administration Agreement, including our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs.

Our investment objective is generate current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on senior secured debt, second lien debt and, to a lesser extent, subordinated debt. We will originate transactions sourced through SIC Advisors’ network, and expect to acquire debt securities through the secondary market. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions.

The level of our investment activity depends on many factors, including the amount of debt and equity capital available to prospective portfolio companies, the level of merger, acquisition and refinancing activity for such companies, the availability of credit to finance transactions, the general economic environment and the competitive environment for the types of investments we make. Based on prevailing market conditions, we anticipate that we will invest the proceeds from each subscription closing generally within 30-90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Any distributions we make during such period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing, with certain limited exceptions. To obtain and maintain our RIC status, we must meet specified source-of-income and asset diversification requirements. To be eligible for tax treatment under Subchapter M for U.S. federal income tax purposes, we must distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for the taxable year.

Revenues

We generate revenue in the form of interest on the debt securities that we hold and distributions and capital gains on other interests that we acquire in our portfolio companies. We expect that the senior debt we invest in will generally have stated terms of three to ten years and that the subordinated debt we invest in will generally have stated terms of five to ten years. Our senior and subordinated debt investments bear interest at a fixed or floating rate. Interest on debt securities is generally payable monthly, quarterly or semiannually. In addition, some of our investments provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment and other fees in connection with transactions. Original issue discounts and market discounts or premiums will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses

Our primary annual operating expenses consist of the payment of advisory fees and the reimbursement of expenses under our Investment Advisory Agreement with SIC Advisors and our Administration Agreement with Medley Capital LLC. We bear other expenses, which include, among other things:

•	corporate, organizational and offering expenses relating to offerings of our common stock, subject to limitations included in our Investment Advisory Agreement;

•	the cost of calculating our net asset value, including the related fees and cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•

fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs, making investments, and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payable on debt, if any, incurred to finance our investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts subject to limitations included in the Investment Advisory Agreement;

•	federal and state registration fees and any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses, including travel expenses;

•	costs of director and stockholder meetings, proxy statements, stockholders’ reports and notices;

•	costs of fidelity bonds, directors and officers/errors and omissions liability insurance and other types of insurance;

•

direct costs, including those relating to printing of stockholder reports and advertising or sales materials, mailing, long distance telephone and staff subject to limitations included in the Investment Advisory Agreement;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002, the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for our investments;

•

all other expenses incurred by us or the Advisor in connection with administering our investment portfolio, including expenses incurred by our Advisor in performing certain of its obligations under the Investment Advisory Agreement; and

•

the reimbursement of the compensation of our chief financial officer and chief compliance officer, whose salary is paid by Medley, to the extent that each such reimbursement amount is annually approved by our independent director committee and subject to the limitations included in our Administration Agreement.

Reimbursement of Medley for Administrative Services

We reimburse Medley Capital LLC for the administrative expenses necessary for its performance of services to us. However, such reimbursement is made at an amount equal to the lower of Medley Capital LLC’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. Also, such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC.

Portfolio and Investment Activity

As of December 31, 2013, our investment portfolio consisted of investments in 49 portfolio companies with a fair value of $137.8 million, and was comprised of 20.8% Senior Secured first lien term loans, 41.0% Senior Secured second lien term loans, 34.4% Senior Secured first lien notes, 3.8% Senior Secured second lien notes and 0.0% warrants.

As of December 31, 2012, our investment portfolio consisted of investments in 31 portfolio companies with a fair value of $30.6 million, and was comprised of 6.4% Senior Secured first lien term loans, 9.6% Senior Secured second lien term loans, and 84.0% senior secured notes.

As of December 31, 2013, our income-bearing investment portfolio, which represented 99.9% of our total portfolio, had a weighted average yield based upon the cost of our investment portfolio of approximately 9.9%, and 43.3% of our income-bearing portfolio bore interest based on fixed rates, and 56.7% of our income-bearing portfolio bore interest on floating rates, such as LIBOR.

As of December 31, 2012, our income-bearing investment portfolio, which represented 100.0% of our total portfolio, had a weighted average yield based upon the cost of our investment portfolio of approximately 11.0%, and 84.0% of our income-bearing portfolio bore interest based on fixed rates, and 16.0% of our income-bearing portfolio bore interest on floating rates, such as LIBOR.

As of December 31, 2013, our average portfolio company investment and our largest portfolio company investment at amortized cost and fair value was approximately $2.6 million and $2.7 million, and $7.0 million and $1.7 million, respectively, and we had approximately $34.9 million of cash and cash equivalents. As of December 31, 2012, our average portfolio company investment and our largest portfolio company investment at amortized cost and fair value was approximately $0.9 million and $0.9 million, and $1.7 million and $1.7 million, respectively, and we had approximately $6.6 million of cash and cash equivalents.

The following table summarizes the amortized cost and the fair value of our investment portfolio not including cash and cash equivalents as of December 31, 2013:

	Amortized Cost	Percentage	Fair Value	Percentage
Senior secured first lien term loans	$28,617,156	20.9%	$28,583,326	20.8%
Senior secured first lien notes	47,352,921	34.5	47,427,311	34.4
Senior secured second lien term loans	56,224,549	40.9	56,481,247	41.0
Senior secured second lien notes	5,108,477	3.7	5,254,676	3.8
Warrants/Equity	29,173	—	54,977	—

Total	$137,332,276	100.0%	$137,801,537	100.0%

The following table summarizes the amortized cost and the fair value of investments, not including cash and cash equivalents as of December 31, 2012:

	Amortized Cost	Percentage of Total	Fair Value	Percentage of Total
Senior Secured First Lien Term Loans	$1,692,630	6.4%	$1,962,630	6.4%
Senior Secured Second Lien Term Loans	2,903,898	9.5	2,928,247	9.6
Senior Secured Notes(1)	25,712,669	84.0	25,674,219	84.0
Equity/Warrants	20,152	0.1	15,115	0.0

Total	$30,599,349	100.0%	$30,580,211	100.0%

(1)	As of December 31, 2012, all of our Senior secured notes are either first or second lien positions.

Our weighted average total investments including the value of cash collateral on total return swap, at December 31, 2013 was as follows:

	Percentage of Total Investments	Weighted Average Current Yield for Total Investments
Senior Secured First Lien Term Loans	19.8%	9.5%
Senior Secured First Lien Notes	32.8	10.2
Senior Secured Second Lien Term Loans	39.2	9.7
Senior Secured Second Lien Notes	3.6	9.2
Equity/Warrants	4.6	14.7

Total	100.0%	10.0%

The following table shows the portfolio composition by industry grouping, including the TRS underlying loans, based on fair value at December 31, 2013:

	Investments at Fair Value(1)	Percentage of Total Portfolio(1)	Value of TRS Underlying Loans	Percentage of TRS Underlying Loans	Total Investments at Fair Value including the value of TRS Underlying Loans	Percentage of Total Portfolio Including the value of TRS Underlying Loans
Electronics	$13,996,099	10.2%	$6,581,250	26.2%	$20,577,349	12.6%
Oil and Gas	18,862,779	13.7%	1,020,000	4.1%	19,882,779	12.2%
Telecommunications	17,073,865	12.4%	—	—	17,073,865	10.5%
Retail Stores	16,995,844	12.3%	—	—	16,995,844	10.4%
Healthcare, Education, and Childcare	12,307,691	8.9%	3,521,562	14.0%	15,829,253	9.7%
Chemicals, Plastics, and Rubber	9,810,000	7.1%	—	—	9,810,000	6.0%
Personal and Nondurable Consumer Products (Manufacturing Only)	9,154,092	6.6%	—	—	9,154,092	5.6%
Diversified/Conglomerate Service	2,511,528	1.8%	4,521,250	18.0%	7,032,778	4.3%
Finance	6,808,098	4.9%	—	—	6,808,098	4.2%
Automobile	6,119,250	4.4%	—	—	6,119,250	3.8%
Beverage, Food and Tobacco	5,755,736	4.2%	—	—	5,755,736	3.5%
Cargo Transport	5,677,727	4.1%	—	—	5,677,727	3.5%
Broadcasting and Entertainment.	2,300,535	1.7%	2,988,703	11.9%	5,289,238	3.2%
Hotels, Motels, Inns, and Gaming	3,056,250	2.2%	2,028,760	8.1%	5,085,010	3.1%
Mining, Steel, Iron and Nonprecious Metals	2,396,489	1.7%	—	—	2,396,489	1.5%
Aerospace and Defense	2,016,472	1.5%	—	—	2,016,472	1.2%
Leisure, Amusement, Motion Pictures, Entertainment	2,007,080	1.5%	—	—	2,007,080	1.2%
Diversified/Conglomerate Manufacturing	—	—	1,976,813	7.9%	1,976,813	1.2%
Personal, Food, and Miscellaneous Services	—	—	1,507,500	6.0%	1,507,500	0.9%
Containers, Packaging, and Glass	—	—	1,004,380	4.0%	1,004,380	0.6%
Grocery	952,002	0.7%	—	—	952,002	0.6%

Total	$137,801,537	100.0%	$25,150,218	100%	$162,951,755	100.0%

(1)	Does not include TRS underlying loans

SIC Advisors regularly assesses the risk profile of each of our portfolio investments and rates each of them based on the following categories, which we refer to as SIC Advisors’ investment credit rating:

Credit Rating	Definition
1	Investments that are performing above expectations.
2	Investments that are performing within expectations, with risks that are neutral or favorable compared to risks at the time of origination or purchase.
All new loans are rated ‘2’.
3	Investments that are performing below expectations and that require closer monitoring, but where no loss of interest, dividend or principal is expected.
Companies rated ‘3’ may be out of compliance with financial covenants, however, loan payments are generally not past due.
4	Investments that are performing below expectations and for which risk has increased materially since origination or purchase.
Some loss of interest or dividend is expected, but no loss of principal.
In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
5	Investments that are performing substantially below expectations and whose risks have increased substantially since origination or purchase.
Most or all of the debt covenants are out of compliance and payments are substantially delinquent.
Some loss of principal is expected.

The following table shows the distribution of our investment portfolio, not including cash and cash equivalents, on the 1 to 5 investment performance rating scale at fair value as of:

	December 31, 2013		December 31, 2012
Investment Performance Rating	Investments at Fair Value	Percentage	Investments at Fair Value	Percentage
1	$2,198,601	1.6%	$—	—%
2	99,713,280	98.2	29,517,711	96.5
3	—	—	1,062,500	3.5
4	—	—	—	—
5	322,745	0.2	—	—

Total	$137,801,537	100.0%	$30,580,211	100.0%

Results of Operations

Operating results for the years ended December 31, 2013 and 2012 are as follows:

	For the year ended December 31, 2013	For the period ended December 31, 2012
Total investment income	$8,007,002	$1,235,116
Total expenses, net	2,663,457	745,084
Net investment income	5,343,545	490,032
Net realized gains (losses) on total investments	97,424	22,298
Net unrealized gains (losses) on total investments	839,817	(19,160)

Net increase in net assets resulting from operations	$6,280,786	$493,170

Investment Income

For the year ended December 31, 2013, investment income totaled $8,007,002, of which $7,386,700 was attributable to portfolio interest, $619,861 was attributable to other fee income, and $441 to interest from cash and cash equivalents.

For the year ended December 31, 2012, investment income totaled $1,235,116, of which $1,228,076 was attributable to portfolio interest, $6,750 was attributable to other fee income, and $290 to interest from cash and cash equivalents.

Operating Expenses

Operating expenses for the year and period ended December 31, 2013 and 2012, respectively, were as follows:

	For the year ended December 31, 2013	For the year ended December 31, 2012
Base management fees	$1,906,386	$319,530
Organizational and offering costs reimbursed to an affiliate	1,761,943	328,132
Professional fees	956,114	630,021
General and administrative	701,778	362,616
Administrator expenses	592,585	375,677
Incentive fees	182,989	628
Interest and financing expenses	215,059	47,529
Directors fees	154,084	146,861
Insurance expenses	131,770	—

Expenses before expense reimbursement	$6,602,708	$2,210,994

For the year ended December 31, 2013, total expense reimbursement from SIC Advisors pursuant to the Expense Support and Reimbursement Agreement was $3,939,251. Net expenses after taking into account the expense reimbursement from SIC Advisors, were $2,663,457 for the year ended December 31, 2013.

For the year ended December 31, 2012, total expense reimbursement from SIC Advisors pursuant to the Expense Support and Reimbursement Agreement was $1,465,910. Net expenses after taking into account the expense reimbursement from SIC Advisors, were $745,084 for the year ended December 31, 2012.

Expense Support and Reimbursement Agreement

On June 29, 2012, we entered into an Expense Support and Reimbursement Agreement (the “Expense Support Agreement”) with SIC Advisors. Pursuant to the Expense Support Agreement, SIC Advisors has agreed to reimburse us for operating expenses in an amount equal to the difference between our distributions paid to stockholders in each month, less the sum of our net investment income, our net realized capital gains and dividends paid to us from our portfolio companies during such period. The terms of the Expense Support Agreement commenced as of the date that our registration statement was declared effective by the SEC and continued monthly thereafter until December 31, 2012. Subsequently, the board of directors approved amendments to the Expense Support Agreement that extended the term from December 31, 2012 to June 30, 2014.

Pursuant to the Expense Support Agreement, we have a conditional obligation to reimburse SIC Advisors for any amounts funded by SIC Advisors under the Expense Support Agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which SIC Advisors incurred a liability for such amount, the sum of our net investment income, net capital gains and the amount of any dividends and other distributions paid to us from our portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to stockholders. The purpose of the Expense

Support Agreement is to cover distributions to stockholders so as to ensure that the distributions do not constitute a return of capital for GAAP purposes and to reduce operating expenses until we have raised sufficient capital to be able to absorb such expenses.

Pursuant to the Expense Support Agreement, we will reimburse SIC Advisors for expense support payments it previously made following any calendar quarter in which we received net investment income, net capital gains and dividends from our portfolio companies in excess of the distributions paid to stockholders during such calendar quarter (the “Excess Operating Funds”). Any such reimbursement will be made within three years of the date that the expense support payment obligation was incurred by SIC Advisors, subject to the conditions described below. The amount of the reimbursement during any calendar quarter will equal the lesser of (i) the Excess Operating Funds received during the quarter and (ii) the aggregate amount of all expense payments made by SIC Advisors that have not yet been reimbursed. In addition, we will only make reimbursement payments if our “operating expense ratio” is equal to or less than our operating expense ratio at the time the corresponding expense payment was incurred and if the annualized rate of our regular cash distributions to stockholders is equal to or greater than the annualized rate of our regular cash distributions to stockholders at the time the corresponding expense payment was incurred.

As of December 31, 2013, we recorded $2,592,989 in our consolidated statement of assets and liabilities as due from affiliate relating to the Expense Support and Reimbursement Agreement. For the year ended December 31, 2013, we recorded an expense reimbursement of 3,939,251 on the consolidated statement of operations. Expense reimbursements to SIC Advisors will be accrued as they become probable and estimable. For the year ended December 31, 2013, we did not record any Expense Repayments to SIC Advisors.

As of December 31, 2012, we recorded $814,814 in our statement of assets and liabilities as due from affiliate relating to the Expense Support and Reimbursement Agreement. For the year ended December 31, 2012, we recorded an expense reimbursement of $1,465,910 on the statement of operations. Expense reimbursements to SIC Advisors will be accrued as they become probable and estimable. For the year ended December 31, 2012, we did not record any Expense Repayments to SIC Advisors.

Net Realized Gains/Losses from Investments

We measure realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of an investment, without regard to unrealized gains or losses previously recognized.

During the year ended December 31, 2013 we recognized $97,424 in net realized gains on total investments. During the period ended December 31, 2012, we recognized $22,298 of net realized gains on our portfolio investments.

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation on investments reflects the net change in the fair value of our total investments. For the year ended December 31, 2013, we had unrealized appreciation of $839,817 on total investments. For the year ended December 31, 2012, we had unrealized depreciation of $19,160 on our portfolio investments.

Changes in Net Assets from Operations

For the year ended December 31, 2013, we recorded a net increase in net assets resulting from operations of $6,280,786 versus a net increase in net assets resulting from operations of $493,170 for the year ended December 31, 2012. Based on 7,426,660 and 1,031,621 weighted average common shares outstanding for the years ended December 31, 2013 and 2012, respectively, our per share net increase in net assets resulting from operations was $0.85 for the year ended December 31, 2013 versus a per share net increase in net assets from operations of $0.48 for the year ended December 31, 2012.

Financial Condition, Liquidity and Capital Resources

As a BDC, we distribute substantially all of our net income to our stockholders and have an ongoing need to raise additional capital for investment purposes. To fund growth, we have a number of alternatives available to increase capital; including raising equity, increasing debt, and funding from operational cash flow.

Our liquidity and capital resources have been generated primarily from the net proceeds of our public offering of common stock.

As of December 31, 2013, we had $34.9 million in cash and cash equivalents. As of December 31, 2012, we had $6.7 million in cash and cash equivalents. In the future, we may generate cash from future offerings of securities, future borrowings and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds is investments in our targeted asset classes, cash distributions to our stockholders, and other general corporate purposes.

In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our taxable income, but we may also elect to periodically spillover certain excess undistributed taxable income from one tax year into the next tax year. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow.

On April 24, 2012, we entered into a prime brokerage services agreement (“PBSA”) with Barclays Capital Inc. (“Barclays”) whereby Barclays provides financing for some portion of our secured bond investments. Under the terms of the PBSA, we are required to post a specified amount of collateral, in accordance with the margin requirements described in the agreement, generally between 20% and 50% of the market value of each secured bond investment as determined by Barclays. To secure the performance of our obligations under the PBSA, Barclays has been granted a first priority security interest and lien on all of the assets covered by the PBSA. Neither the cash collateral posted as margin nor our other assets covered by the PBSA are available to pay our debts. As of December 31, 2012, our borrowings under the Margin Facility totaled $17,345,794 and were recorded as due to prime broker on our statement of assets and liabilities. Our average outstanding borrowings for the period from April 17, 2012 (commencement of operations) to December 31, 2012 was $9,573,696. The prime brokerage account and margin borrowing facility with Barclays was closed on December 4, 2013 and, as of December 31, 2013 had no balance.

On December 4, 2013, we entered into a three-year senior secured syndicated revolving credit facility with a one-year term out period (the “ING Facility”) pursuant to a Senior Secured Revolving Credit Agreement (the “Revolving Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING Facility matures on December 4, 2017 and is secured by substantially all of our assets, subject to certain exclusions as further set forth in a Guarantee, Pledge and Security Agreement (the “Security Agreement”) entered into in connection with the Revolving Credit Agreement, among us, the Subsidiary Guarantors party thereto, ING Capital LLC, as Administrative Agent, each Financial Agent and Designated Indebtedness Holder party thereto and ING Capital LLC, as Collateral Agent. The ING Facility also includes usual and customary representations, covenants and events of default for senior secured revolving credit facilities of this nature. As of December 31, 2013, our borrowings under the ING Facility totaled $16,000,000 and were recorded as revolving credit facility payable on our consolidated statement of assets and liabilities.

Contractual Obligations and Off-Balance Sheet Arrangements

We have entered into certain contracts under which we have material future commitments. On April 5, 2012, we entered into the Investment Advisory Agreement with SIC Advisors in accordance with the 1940 Act. The Investment Advisory Agreement became effective as of April 17, 2012, the date that we met the minimum offering requirement. SIC Advisors serves as our investment advisor in accordance with the terms of the

Investment Advisory Agreement. Payments under our Investment Advisory Agreement in each reporting period consist of (i) a management fee equal to a percentage of the value of our gross assets and (ii) an incentive fee based on our performance.

On April 5, 2012, we entered into the administration agreement with Medley Capital LLC pursuant to which Medley Capital LLC furnishes us with administrative services necessary to conduct our day-to-day operations. Medley Capital LLC is reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs are reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We do not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC.

If any of our contractual obligations discussed above are terminated, our costs may increase under any new agreements that we enter into as replacements. We would also likely incur expenses in locating alternative parties to provide the services we expect to receive under the investment advisory agreement and administration agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Off-Balance Sheet Arrangements

On August 27, 2013, Arbor Funding LLC (“Arbor”), a newly-formed, wholly-owned financing subsidiary of the Company, entered into a total return swap (“TRS”) with Citibank, N.A. (“Citibank”).

The TRS with Citibank enables Arbor to obtain the economic benefit of the loans underlying the TRS, despite the fact that such loans will not be directly held or otherwise owned by Arbor, in return for an interest-type payment to Citibank. Accordingly, the TRS is analogous to Arbor utilizing leverage to acquire loans and incurring an interest expense to a lender.

SIC Advisors acts as the investment manager of Arbor and has discretion over the composition of the basket of loans underlying the TRS. The terms of the TRS are governed by an ISDA 2002 Master Agreement, the Schedule thereto and Credit Support Annex to such Schedule, and the Confirmation exchanged thereunder, between Arbor and Citibank, which collectively establish the TRS, and are collectively referred to herein as the “TRS Agreement”.

Our maximum derivative risk exposure as of December 31, 2013 is $6,706,159, which is recorded on the consolidated statement of assets and liabilities as cash collateral on total return swap. Our derivative asset due from Citibank, net of amounts available for offset under a master netting agreement as of December 31, 2013 was $155,317, which is recorded on the consolidated statement of assets and liabilities as receivable due on total return swap. We do not offset collateral posted in relation to the TRS with any unrealized appreciation or depreciation outstanding in the consolidated statement of assets and liabilities as of December 31, 2013. Transactions in total return swap contracts during the year ended December 31, 2013 were $155,317 in realized gains and $351,396 in unrealized gains, which is recorded on the consolidated statement of operations. For the year ended December 31, 2013, the average notional par amount of total return swap contracts was $13,545,525.

Distributions

We have elected and intend to continue to qualify to be treated, for U.S. federal income tax purposes, as a RIC under subchapter M of the Code. To obtain and maintain RIC tax treatment, we must, among others things, distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will continue to achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Subject to our board of directors’ discretion and applicable legal restrictions, we expect to authorize and pay monthly distributions to our stockholders. Any distributions to our stockholders will be declared out of assets legally available for distribution. We expect to continue making monthly distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our stockholders are appropriate. We have not established limits on the amount of funds we may use from available sources to make distributions. We expect that for a significant time after the commencement of our offering, substantially all of our distributions will result from expense support payments made by SIC Advisors that may be subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital for GAAP purposes. We may still have distributions which could be characterized as a return of capital for tax purposes. Such distributions are not based on our investment performance and can only be sustained if we achieve positive investment performance in future periods and/or SIC Advisors continues to make Expense Support Payments under the Expense Support Agreement. Any future reimbursements to SIC Advisors will reduce the distributions that may otherwise be available for distribution to stockholders. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. SIC Advisors has no obligation to make Expense Support Payments pursuant to the Expense Support Agreement after June 30, 2014, unless the Expense Support Agreement is extended. For the years ended December 31, 2013 and 2012, if Expense Support Payments of $3,939,251 and $1,465,910 were not made by SIC Advisors, 65.3% and 100% of the distributions would have been a return of capital, respectively.

Our distributions may exceed our earnings, which we refer to as a return of capital, especially during the period before we have invested substantially all of the proceeds of our offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. Our use of the term “return of capital” merely means distributions in excess of our earnings and as such may constitute a return on your individual investments and does not mean a return on capital. Therefore stockholders are advised that they should be aware of the differences with our use of the term “return of capital” and “return on capital.”

The following table reflects the cash distributions per share that we declared or paid to our stockholders since we commenced operations in April 2012. These distributions represent an annualized yield of 7.84% based on an offering price of $10.20 per share. The determination of the tax attributes (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) of distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Stockholders of record as of each respective record date will be entitled to receive the distribution. Below are the details for each respective distribution;

Record Date	Payment Date	Amount per share
July 13 and 31, 2012	August 1, 2012	$0.03333
August 15 and 31, 2012	September 4, 2012	0.03333
September 14 and 28, 2012	October 1, 2012	0.03333
October 15 and 30, 2012	October 31, 2012	0.03333
November 15 and 29, 2012	November 30, 2012	0.03333
December 14 and 28, 2012	December 31, 2012	0.03333
January 15 and 31, 2013	January 31, 2013	0.03333
February 15 and 28, 2013	February 28, 2013	0.03333
March 15 and 29, 2013	March 29, 2013	0.03333
April 15 and 30, 2013	April 30, 2013	0.03333
May 15 and 31, 2013	May 31, 2013	0.03333
June 14 and 28, 2013	June 28, 2013	0.03333
July 15 and 31, 2013	July 31, 2013	0.03333
August 15 and 30, 2013	August 30, 2013	0.03333
September 13 and 30, 2013	September 30, 2013	0.03333
October 15 and 31, 2013	October 31, 2013	0.03333
November 15 and 29, 2013	November 29, 2013	0.03333
December 13 and 31, 2013	December 31, 2013	0.03333
January 15 and 31, 2014	January 31, 2014	0.03333
February 14 and 28, 2014	February 28, 2014	0.03333
March 14 and 31, 2014	March 31, 2014	0.03333
April 15 and 30, 2014	April 30, 2014	0.03333
May 15 and 30, 2014	May 30, 2014	0.03333
June 13 and 30, 2014	June 30, 2014	0.03333

We have adopted an “opt in” distribution reinvestment plan pursuant to which our common stockholders may elect to have the full amount of any cash distributions reinvested in additional shares of our common stock. As a result, if we declare a cash distribution, stockholders that have “opted in” to our distribution reinvestment plan will have their distribution automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, or a return of capital) will be mailed to our stockholders. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

Related Party Transactions

On October 19, 2011, SIC Advisors entered into a subscription agreement to purchase 110.80 shares of common stock for cash consideration of $1,000. The consideration represents $9.025 per share.

On April 17, 2012, SIC Advisors purchased 1,108,033.24 shares of our common stock for aggregate gross proceeds of $10,000,000. The consideration represents $9.025 per share.

We have entered into an Investment Advisory Agreement and Expense Support and Reimbursement Agreement with SIC Advisors in which our senior management holds equity interest. Members of our senior management also serve as principals of other investment managers affiliated with SIC Advisors that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours.

We have entered into a dealer manager agreement with SC Distributors, LLC and pay them a dealer manager fee of up to 2.75% of gross proceeds raised in the offering. An affiliated entity of SC Distributors, LLC owns an equity interest in SIC Advisors, which provides the right to receive a fixed percentage of the management fees received by SIC Advisors.

We have entered into a license agreement with SIC Advisors under which SIC Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Sierra” for specified purposes in our business. Under this agreement, we will have a right to use the “Sierra” name, subject to certain conditions, for so long as SIC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we will have no legal right to the “Sierra” name.

Management Fee

We pay SIC Advisors a fee for its services under the Investment Advisory Agreement. The fee consists of two components: a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of our gross assets and is payable quarterly in arrears. The incentive fee consists of :

•

An incentive fee on net investment income (“subordinated incentive fee on income”) is calculated and payable quarterly in arrears and is based upon pre-incentive fee net investment income for the immediately preceding quarter. No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed a quarterly return to stockholders of 1.75% per quarter on the Company’s net assets at the end of the immediately preceding fiscal quarter, or the preferred quarterly return. All pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% of net assets at the end of the immediately preceding fiscal quarter in any quarter, will be payable to SIC Advisors. The Company refers to this portion of its subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on pre-incentive fee net investment income when pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter in any quarter. For any quarter in which the Company’s pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter, the subordinated incentive fee on income shall equal 20% of the amount of pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.

•

A capital gains incentive fee will be earned on realized investments and shall be payable in arrears as of the end of each calendar year during which the IAA is in effect. If the IAA is terminated, the fee will become payable as of the effective date of such termination. The capital gains incentive fee is based on our realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, which we refer to as “net realized capital gains.” The capital gains incentive fee equals’ 20% of net realized capital gains, less the aggregate amount of any previously paid capital gains incentive fee.

Under the terms of the investment advisory agreement, SIC Advisors bears all organization and offering expenses on our behalf. Upon such time that we have raised $300 million in gross proceeds in connection with the sale of shares of our common stock, SIC Advisors shall no longer be obligated to bear, pay or otherwise be responsible for any ongoing organization and offering expenses on our behalf, and we will be responsible for paying or otherwise incurring all such organization and offering expenses. Pursuant to the terms of the Investment Advisory Agreement, we have agreed to reimburse SIC Advisors for any such organizational and offering expenses incurred by SIC Advisors not to exceed 1.25% of the gross subscriptions raised by us over the course of the offering period, which was initially scheduled to terminate two years from the initial offering date, unless extended. At a meeting held on March 12, 2014, our board of directors approved an extension of our offering for an additional year. Notwithstanding the foregoing, in the event that organizational and offering expenses, together with sales commissions, the dealer manager fee and any discounts paid to members of the Financial Industry Regulatory Authority, exceed 15% of the gross proceeds from the sale of shares of our common stock pursuant to our registration statement or otherwise at the time of the completion of our offering, then SIC Advisors shall be required to pay or, if already paid by us, reimburse us for amounts exceeding such 15% limit.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected consolidated financial statements, which will be prepared in accordance with accounting principles generally accepted in the United States, or GAAP. The preparation of these consolidated financial statements will require our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future consolidated financial statements.

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as identified below and discussed in Note 4.

•

Level 1 — Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and publicly listed derivatives will be included in Level 1. In addition, securities sold, but not yet purchased and call options will be included in Level 1. We will not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably affect the quoted price.

•

Level 2 — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments which are generally expected to be included in this category include corporate bonds and loans, convertible debt indexed to publicly listed securities, and certain over-the-counter derivatives.

•

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments that are expected to be included in this category are our private portfolio companies.

Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on market data obtained from the third-party valuation firms, the Company uses a combined market yield analysis and an enterprise model of valuation. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model. We may estimate the fair value of warrants based on a model such as the Black-Scholes model or simulation models or a combination thereof.

The Company undertakes a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	the Company’s quarterly valuation process begins with each portfolio investment being initially valued by the investment professionals responsible for monitoring the portfolio investment;

•	conclusions are then documented and discussed with senior management; and

•

an independent valuation firm engaged by the Company’s board of directors prepares an independent valuation report for approximately one third of the portfolio investments each quarter on a rotating quarterly basis on non fiscal year-end quarters, such that each of these investments will be valued by an independent valuation firm at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms, exclusive of TRS underlying portfolio.

In addition, all of the Company’s investments are subject to the following valuation process:

•	management reviews preliminary valuations and their own independent assessment;

•	the audit committee of the Company’s board of directors reviews the preliminary valuations of senior management and independent valuation firms; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of SIC Advisors, the respective independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

We will value the TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS will be based on the increase or decrease in the value of the assets underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The assets underlying the TRS will be valued by Citibank. Citibank will base its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations will be sent to us for review and testing. Our board of directors will review and approve the value of the TRS, as well as the value of the assets underlying the TRS, on a quarterly basis as part of their quarterly determination of net asset value. To the extent our board of directors has any questions or concerns regarding the valuation of the assets underlying the TRS, such valuation will be discussed or challenged pursuant to the terms of the TRS. For additional disclosures on the TRS, see “— Financial Condition, Liquidity and Capital Resources — Total Return Swap.”

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the principal balance, we generally will not accrue PIK interest for accounting purposes if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities or accounting purposes if we have reason to doubt our ability to collect such interest. Original issue discounts, market discounts or premiums are accreted or amortized using the effective interest method as interest income. We record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that we expect to collect such amount.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

We have investments in our portfolio that contain a PIK interest provision. Any PIK interest is added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of dividends, even if we have not collected any cash.

Organization and Offering Expenses

Organization and offering expenses are expensed by SIC Advisors, and we may be required to reimburse SIC Advisors for such expenses subject to the terms of the Investment Advisory Agreement. Until such time that we raise $300 million in gross proceeds in connection with the sale of shares of our common stock, continuous offering expenses will be expensed by SIC Advisors. After such time, continuous offering expenses, excluding sales load, will be capitalized on our balance sheet as deferred offering expenses and expensed to our statement of operations in the period incurred.

Federal Income Taxes

We have elected to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must, among other things, meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Recent Developments

On March 7, 2014, Mr. Fentress resigned from his position as a principal SIC Advisors, which resignation was accepted and effective as of the same date. As a result, effective as of March 7, 2014, Mr. Fentress will no longer be a member of SIC Advisors’ investment committee. The investment committee is now comprised of a minimum of three members, including the principals of Medley as well as senior members of the Advisor’s investment and asset management team.

Mr. Fentress’ decision to resign from his position as a principal of the Adviser was not due to any dispute or disagreement with the Company or the Adviser, or on any matter relating to the Company’s or the Adviser’s operations, policies or practices.

On August 27, 2013, Arbor entered into a TRS for senior secured assets with Citibank. On March 21, 2014, the Company amended and restated its Confirmation Letter Agreement (the “Amended Confirmation Agreement”) with Citibank in order to increase the maximum market value (determined at the time each such loan becomes subject to the TRS) of the portfolio of loans that Arbor may select from $100,000,000 to $200,000,000, and increased the interest rate payable to Citi from LIBOR plus 1.30% per annum to LIBOR plus 1.35% per annum. Other than the foregoing, the Amended Confirmation Agreement did not change any of the other terms of the TRS.

On December 4, 2013, we entered into a three-year senior secured syndicated Revolving Credit Facility with a one-year term out period led by ING Capital LLC. The Revolving Credit Facility allows for us, at our option, to borrow money at a rate of either (i) an alternate base rate plus 2.50% per annum or (ii) LIBOR plus 3.00% per annum. The initial commitment under the Revolving Credit Facility was $50,000,000, and includes an accordion feature that allows for potential future expansion of the Revolving Credit Facility up to a total of $100,000,000. On March 27, 2014, the Company closed an additional $45,000,000 of commitments to the Revolving Credit Facility, which results in total current commitments to the Revolving Credit Facility of $95,000,000.

DESCRIPTION OF OUR CAPITAL STOCK

General

Under the terms of our articles of incorporation, our authorized capital stock consists solely of

250,000,000 shares of common stock, par value $0.001 per share, of which 26,510,422 shares were outstanding as of April 24, 2014. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

All policies shall be equally applicable and enforceable to each stockholder, including but not limited to those pertaining to liquidation, conversion and redemption rights. None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the company or potential liabilities associated with ownership of the security (not including investment risks).

Outstanding Securities

Set forth below is a chart describing classes of securities outstanding as of April 24, 2014.

Title of Class	Amount Authorized	Amount Held by Company or for its Account	Amount Outstanding
Common Stock	250,000,000	—	26,510,422

Common Stock

Under the terms of our articles of incorporation, all shares of our common stock have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, and subject to the express terms of any class or series of preferred stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a plurality of the outstanding shares of common stock at which a quorum is present will be able to elect all of our directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a plurality of such shares will be unable to elect any director.

Preferred Stock

This offering does not include an offering of preferred stock. However, under the terms of our articles of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. A majority of our independent directors must approve any issuance of preferred stock and will have access, at our expense, to our legal counsel or to independent legal counsel. The board of directors has discretion to determine the rights, preferences, privileges, and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges, and liquidation preferences of each series of preferred stock. The purpose of authorizing our board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. In the event we issue preferred stock, we will supplement this prospectus accordingly. We will not offer preferred stock to SIC Advisors or its affiliates except on the same terms as offered to all other stockholders.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires that: (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Despite the above provisions of Maryland law, and in accordance with guidelines adopted by the North American Securities Administrators Association, our articles of incorporation and the Investment Advisory Agreement provide that our Advisor and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our Advisor nor shall our Advisor be held harmless for any loss or liability suffered by us, unless (1) our Advisor has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (2) our Advisor was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by our Advisor or an affiliate thereof acting as our agent and (4) the indemnification or agreement to hold our Advisor harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its articles of incorporation provides otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the present or former directors or officers of our Advisor have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request the present or former directors or officers of our Advisor to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of the Maryland General Corporation Law and Our Articles of Incorporation and Bylaws

The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

Under the mandatory provisions of Maryland corporate law, our stockholders elect our directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualify. As permitted by Maryland corporate law, our directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present. Thus, our stockholders have the sole power to elect directors (except to fill vacancies, as discussed further below).

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. We believe that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Number of Directors; Vacancies; Removal

Our articles of incorporation provide that the number of directors will be set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Our bylaws provide that the number of directors may never be less than one or more than twelve. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our articles of incorporation as permitted by Maryland law, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under the mandatory provisions of Maryland corporate law, our stockholders may remove a director, with our without cause, by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.

We currently have a total of 5 members of the board of directors, 3 of whom are independent directors. Our articles of incorporation provide that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. In addition, our articles of incorporation and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Access to Records

Any stockholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and telephone numbers of our stockholders, along with the number of shares of our common stock held by each of them, will be maintained as part of our books and records and will be available for inspection by any stockholder or the stockholder’s designated agent at our office. The stockholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any stockholder who requests the list within ten days of the request. A stockholder may request a copy of the stockholder list in connection with matters relating to voting rights and the exercise of stockholder rights under federal proxy laws. A stockholder requesting a list will be required to pay reasonable costs of postage and duplication.

Under the Maryland General Corporation Law, our stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our charter, (ii) our bylaws,

(iii) minutes of the proceedings of our stockholders, (iv) annual statements of affairs, and (v) any voting trust agreements. A stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our board of directors.

In addition to the foregoing, stockholders have rights under Rule 14a-7 under the Exchange Act, which provides that, upon the request of investors and the payment of the expenses of the distribution, we are required to distribute specific materials to stockholders in the context of the solicitation of proxies for voting on matters presented to stockholders or, at our option, provide requesting stockholders with a copy of the list of stockholders so that the requesting stockholders may make the distribution of proxies themselves. A stockholder may also request access to any other corporate records. If a proper request for the stockholder list or any other corporate records is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and we may require a requesting stockholder to represent that it will not, secure the stockholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting stockholder’s interest in our affairs. We may also require such stockholder sign a confidentiality agreement in connection with the request.

Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws

Under the mandatory provisions of Maryland corporate law, a Maryland corporation generally cannot dissolve or terminate, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless first declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Thus, under the mandatory provisions of Maryland law, stockholders are not permitted to vote on (1) amending our charter, (2) causing the dissolution or termination of the Company, or (3) selling or substantially all of the Company’s assets other than in the ordinary course business or causing the merger or other reorganization of the Company, unless our board of directors have first declared such matters advisable. However, our board of directors is also required to obtain, as a matter of law, the approval of our stockholders before the Corporation may engage in any such transactions. Under our articles of incorporation, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an action that requires approval of a majority of our stockholders includes:

•	Amending our articles of incorporation;

•	Amending our Investment Advisory Agreement;

•	Approving or disapproving the sale of all or substantially all of the assets of the Company when such sale is to be made other than in the ordinary course of the Company’s business;

•	Causing a merger or other reorganization of the Company;

•	Dissolving the Company; and

•	Removing our Advisor and electing a new investment adviser.

Notwithstanding the foregoing, amendments to our articles of incorporation to make our common stock a “redeemable security” or to convert the Company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. Our articles of incorporation and bylaws also provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Without the approval of a majority of our stockholders, our Advisor may not:

•	Amend the Investment Advisory Agreement except for amendments that would not adversely affect the interests of our stockholders;

•	Voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

•	Appoint a new investment adviser;

•	Sell all or substantially all of our assets other than in the ordinary course of business; and

•	Approve a merger or any other reorganization of the Company.

No Appraisal Rights

In certain extraordinary transactions, the Maryland General Corporation Law provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act, defined and discussed below, as permitted by the Maryland General Corporation Law, and similar rights in connection with a proposed roll-up transaction, our articles of incorporation provide that stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions — Appraisal and Compensation.”

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, or by officers or directors who are employees of the corporation, are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement, as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which we refer to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s articles of incorporation and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the articles of incorporation of the corporation. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the articles of incorporation or bylaws:

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•

provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the articles of incorporation or bylaws and without stockholder approval. A corporation may be prohibited by its articles of incorporation or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our articles of incorporation, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on the board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our board is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the board, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our articles of incorporation and bylaws, the law would permit our board of directors to override further changes to the articles of incorporation or bylaws.

Limited Repurchase Rights

Our articles of incorporation contain provisions governing our share repurchase program and our repurchase of shares upon the death or disability of a stockholder.

Share Repurchase Program

Beginning the third quarter of 2013, we commenced a share repurchase program pursuant to which we intend to conduct quarterly share repurchases of approximately 10% of the weighted average number of our outstanding shares in any 12-month period to allow our stockholders to sell their shares back to us at a price equal to the most recently disclosed net asset value per share of our common stock immediately prior to the date of repurchase. Our share repurchase program includes numerous restrictions that limit your ability to sell your shares.

Unless our board of directors determines otherwise, we will limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. See “Distribution Reinvestment Plan.” At the sole discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, we will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. You may request that we repurchase all of the shares of our common stock that you own.

To the extent that the number of shares of our common stock submitted to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis from among the requests for repurchase received by us. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibit distributions that would cause a corporation to fail to meet statutory tests of solvency.

Our board of directors has the right to suspend or terminate the share repurchase program to the extent that it determines that it is in our best interest to do so. We will promptly notify our stockholders of any changes to the share repurchase program, including any suspension or termination of it in our periodic or current reports or by means of a separate mailing to you. Moreover, the share repurchase program will terminate on the date that our shares are listed on a national securities exchange, are included for quotation in a national securities market or, in the sole determination of our board of directors, a secondary trading market for the shares otherwise develops. All shares to be repurchased under our share repurchase program must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If we determine that a lien or other encumbrance or restriction exists against the shares requested to be repurchased, we will not repurchase any such shares.

Repurchase Upon Death or Disability

In the event of the death or disability of a stockholder, we will repurchase the shares held by such stockholder, upon such shares being presented to us for repurchase, at a price equal to the net asset value per share of our shares as disclosed in the most recently filed periodic report filed with the SEC immediately following the death or disability of such stockholder. However, we will not be obligated to repurchase shares if more than 360 days have elapsed since the date of the death or disability of the stockholder and, in the case of disability, if the stockholder fails to provide an opinion of a qualified independent physician. For purposes of this repurchase right, a disability will be deemed to have occurred when a stockholder suffers a disability for a period of time, as determined by our board of directors and confirmed by a qualified independent physician. Our board of directors will have no obligation to repurchase shares if it would cause us to violate federal law or Maryland law. Moreover, our board of directors has the right to suspend or terminate this repurchase right to the extent that it determines that it is in our best interest to do so. Finally, this repurchase right will terminate on the date that our shares are listed on a national securities exchange or are included for quotation in a national securities market. All shares to be repurchased under our share repurchase program must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If we determine that a lien or other encumbrance or restriction exists against the shares requested to be repurchased, we will not repurchase any such shares.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. This annual report shall contain a breakdown of the expenses reimbursed by us to our affiliates. These reports will also be available on our website at www.sierraincomecorp.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Promptly following the payment of distributions to all stockholders of record residing in Maryland, we will send information to stockholders regarding the source of such distributions.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

DETERMINATION OF NET ASSET VALUE

We will determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, SIC Advisors will prepare portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process begins with each portfolio company or investment being initially valued by SIC Advisors’ investment professionals, with such valuation taking into account information received from an independent valuation firm, if applicable;

•	preliminary valuation conclusions are then documented and discussed with our audit committee;

•

our audit committee reviews the preliminary valuation and SIC Advisors’ investment professionals, together with our independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the audit committee; and

•

our board of directors discusses valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of SIC Advisors, the audit committee and any third-party valuation firm, if applicable.

While SIC Advisors and an independent valuation firm, if applicable, is responsible for making the initial valuation, under the 1940 Act it is ultimately the responsibility of the full board of directors to make the fair value determination. Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of directors will consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. Our board of directors, in its analysis of fair value, may consider various factors, such as multiples of

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security.

The fair values of our investments will be determined in good faith by our board of directors. Our board of directors will be solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. We intend to value all of our Level 2 and Level 3 assets by using an independent third-party pricing service which will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the date of the relevant period end. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers who make a market in such investments. To the extent that we hold investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, our board of directors will utilize an independent third-party valuation service to value such investments. One-third of such investments will be valued by an independent third-party valuation firm each quarter, on a rotating quarterly basis for non fiscal year-end quarters. For our fiscal year end, all of our investments for which market quotations are not readily available will be valued by an independent third-party valuation firm. Accordingly, each such investment will be valued by an independent third party valuation firm at least twice per year. We will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value.

We will value the TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS will be based on the increase or decrease in the value of the assets underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The assets underlying the TRS will be valued by Citibank. Citibank will base its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations will be sent to us for review and testing. Our board of directors will review and approve the value of the TRS, as well as the value of the assets underlying the TRS, on a quarterly basis as part of their quarterly determination of net asset value. To the extent our board of directors has any questions or concerns regarding the valuation of the assets underlying the TRS, such valuation will be discussed or challenged pursuant to the terms of the TRS. For additional disclosures on the TRS, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Total Return Swap.”

Determinations in Connection With Offerings

We are offering our shares on a continuous basis at a current offering price of $10.25 per share; however, to the extent that our net asset value increases, we intend to sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for our shares in this offering must submit subscriptions for a certain dollar amount, rather than a number of our shares and, as a result, may receive fractional shares. We have filed post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, that have allowed us to continue this offering for two years from the date we commenced our public offering. In addition, on March 12, 2014, our board of directors approved an extension of the Company’s offering period for an additional period of one year, extending the public offering to April 17, 2015, unless further extended by our board of directors.

In connection with each closing on the sale of shares offered pursuant to this prospectus on a continuous basis, our board of directors or a committee thereof is required, within 48 hours of the time that each closing and sale is made, to make the determination that we are not selling shares at a price per share which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value per share of our shares disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value per share has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value per share to the period ending two days prior to the date of the closing on and sale of our shares; and

•

the magnitude of the difference between the net asset value per share disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value per share since the date of the most recently disclosed net asset value per share, and the offering price of our shares at the date of closing.

Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of our shares, but instead it involves the determination by our board of directors or a committee thereof that we are not selling our shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share at the time at which the closing and sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue our shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share of our shares at the time at which the closing and sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of our shares pursuant to this prospectus if the net asset value per share fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

In addition, a decline in our net asset value per share to an amount more than 2.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current net offering price and (ii) our board of directors believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 2.5%.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our shares offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

SUBSCRIPTION PROCESS

Subscription Process

To purchase shares in this offering, you must complete and sign a subscription agreement, like the one contained in this prospectus as Appendix A. You should make your check payable to “UMB Bank, N.A., as agent for Sierra Income Corporation.” Certain dealers who have “net capital,” as defined in the applicable federal securities regulations, of $250,000 or more may instruct their customers to make their checks payable directly to the dealer manager. In such case, the dealer manager will issue a check made payable to the order of the escrow agent or us, for the purchase price of your subscription. After you have satisfied the applicable minimum purchase requirement, additional purchases must be for a minimum of $500, except for purchases made pursuant to our distribution reinvestment plan. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. You should exercise care to ensure that the applicable subscription agreement is filled out correctly and completely. By executing the subscription agreement, you will attest that you meet the minimum income and net worth standards described in this prospectus. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. We may not accept a subscription for shares until at least five business days after the date you receive the final prospectus. Our dealer manager and/or the broker-dealers participating in the offering will promptly submit a subscriber’s check for deposit in an escrow account on the business day following receipt of the subscriber’s subscription documents and check. In certain circumstances where the suitability review procedures are more lengthy than customary, a subscriber’s check will be promptly deposited into an escrow account after the completion of such suitability review procedures. The proceeds from your subscription will be deposited in a segregated escrow account and will be held in trust for your benefit, pending our acceptance of your subscription. Within ten business days of our receipt of each completed subscription agreement, we will accept or reject the subscription. We are expecting to close on subscriptions that are received and accepted by us on a weekly basis. If we accept the subscription, we will mail a confirmation within three business days. If for any reason we reject the subscription, we will promptly return the check and the subscription agreement, without interest or deduction, within ten business days after rejecting it.

Minimum Purchase Requirements

Generally, you must initially invest at least $2,000 in our shares to be eligible to participate in this offering, except for certain investors. See “Suitability Standards.” In order to satisfy this minimum purchase requirement, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate IRAs, provided that each such contribution is made in increments of $100. You should note that an investment in our shares will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code. If you have previously acquired shares, any additional purchase must be for a minimum of $500. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our distribution reinvestment plan.

Investments through IRA Accounts

If you would like to purchase shares through an IRA account, State Street Bank has agreed to act as IRA custodian for purchasers of our common stock as described below; however, we do not require that you use our IRA custodian. If you would like to establish a new IRA account with State Street Bank for an investment in our shares, we will pay the first-year annual IRA maintenance fees of such accounts with State Street Bank. After we pay the first calendar year base fee, investors will be responsible for the annual IRA maintenance fees charged by State Street Bank, charged at the beginning of each calendar year. Further information about custodial services is available through your broker or through our dealer manager at 1-888-292-3178.

PLAN OF DISTRIBUTION

This is a continuous offering of our shares as permitted by the federal securities laws. We have filed post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, that have allowed us to continue this offering for two years from the date we commenced our public offering. In addition, on March 12, 2014, our board of directors approved an extension of the Company’s offering period for an additional period of one year, extending the public offering to April 17, 2015, unless further extended by our board of directors. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Therefore, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered.

We reserve the right to terminate this offering at any time prior to the stated termination date.

The dates on which we will accept subscriptions will be the final business day of each week. Shares issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we hold our first weekly closing each month. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our first weekly closing for the such month.

We will sell our shares on a continuous basis at weekly closings at a current offering price of $10.25 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.sierraincomecorp.com.

A decline in our net asset value per share to an amount more than 2.5% below our current net offering price, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current net offering price and (ii) our board of directors believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at a net offering price per share, which represents a premium to the net asset value per share of greater than 2.5%.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount and pay such amount at the time of subscription. The initial minimum permitted purchase is $2,000. Additional purchases must be made in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. You should make your check payable to “UMB Bank, N.A., as agent for Sierra Income Corporation.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit.

Dealer Manager

Our dealer manager is SC Distributors, which is an affiliate of Strategic Capital, and a member of FINRA and the SIPC. The dealer manager is headquartered at 610 Newport Center Drive, Suite 350, Newport Beach, CA 92660. Our dealer manager acts as a distributor of our shares of common stock offered by this prospectus.

Subject to certain reductions described below, our dealer manager receives selling commissions of up to 7.0% of the gross proceeds of shares sold in the offering. The dealer manager also receives a dealer manager fee of up to 2.75% of the gross offering proceeds. Underwriting compensation includes selling commissions, marketing support fees, wholesaling compensation and expense reimbursements, expenses relating to sales seminars and sales incentives. Assuming a selling commission of 7.00% and a dealer manager fee of 2.75%, the dealer manager may receive underwriting compensation of up to 0.25% of the gross offering proceeds from other sources, including from organization and offering expenses. In the event the aggregate selling commissions and dealer manager fees are less than 9.75% of the gross offering proceeds, the dealer manager may receive underwriting compensation of more than 0.25% of the gross offering proceeds from other sources, including from other organization and offering expenses. In no event will aggregate underwriting compensation paid exceed 10.0% of gross proceeds of our offering at the termination of the offering.

Pursuant to a joint venture agreement and its ownership in SIC Advisors, Strategic Capital is entitled to receive distributions up to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by us to SIC Advisors under the Investment Advisory Agreement. Strategic Capital provides certain non-investment advisory services to, and on behalf of, SIC Advisors. In addition, Strategic Capital’s limited voting interest in SIC Advisors entitles it to 20% of the net proceeds received in connection with the sale or other strategic transaction involving SIC Advisors. These distributions are for bona fide services performed by Strategic Capital for SIC Advisors in accordance with its ownership percentage and is not underwriting compensation.

Our dealer manager will engage non-affliated, third-party participating broker-dealers in connection with the offering of shares. As used in this prospectus, the term participating broker-dealers includes the dealer manager and other members of FINRA. In connection with the sale of shares by participating broker-dealers, our dealer manager will reallow to such participating broker-dealers all of its selling commissions attributable to such participating broker-dealers’ respective sales. The dealer manager may reallow any portion of the dealer manager fees for each share sold by a participating broker-dealer. See “Special Discounts” for a description of the circumstances under which a selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases. We will also reimburse the dealer manager for bona fide out-of-pocket due diligence expenses that are incurred by the dealer manager and/or participating broker-dealers, provided that such expenses are detailed on itemized invoices.

In addition, we and, to a lesser extent, our affiliates may reimburse our dealer manager and its associated persons and affiliates for other expenses incurred, including expenses related to bona fide training and education meetings, sales seminars, wholesaling activities and legal expenses. Amounts paid by us to our dealer manager may be paid by our dealer manager to any participating broker-dealers. We may also reimburse the participating broker-dealers for certain expenses incurred in connection with this offering. Expenses that we may pay to participating broker-dealers, or those expenses our dealer manager reallows to participating broker-dealers, are subject to reimbursement for reasonable out-of-pocket expenses incurred and supported by a detailed and itemized invoice or similar statement from the participating broker-dealer that demonstrates the actual expenses incurred and include reimbursements for costs and expenses related to investor and broker-dealer sales and training meetings, broker-dealer training and education meetings for such meetings conducted by us, our dealer manager or participating broker-dealers and including costs of technology associated with the offering and other costs and expenses related to such technology costs.

We, or our affiliates, may provide permissible forms of non-cash compensation to registered representatives of our dealer manager and the participating broker-dealers. The value of any non-cash compensation that are gifts may not exceed an aggregate of $100 per sales person, per year in accordance with FINRA regulations. In the event other incentives are provided to registered representatives of the dealer manager or the participating broker-dealers, those incentives will be paid only in cash, and such payments will be made only to the dealer manager, not to participating broker-dealers or to their registered representatives. This offering is being made in compliance with Conduct Rule 2310 of FINRA. Under the rules of FINRA, the maximum compensation payable to members of FINRA participating in this offering may not exceed 10% of our gross offering proceeds.

To the extent permitted under applicable law and our articles of incorporation and bylaws, we have agreed to indemnify the dealer manager, participating broker-dealers, and selected registered investment advisors against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

The dealer manager and/or participating broker-dealers are required to deliver a copy of the prospectus to each potential investor. We may make this prospectus, our subscription agreement, certain offering documents, administrative and transfer forms, as well as certain marketing materials, available electronically to the dealer manager and participating broker-dealers as an alternative to paper copies when possible. If the dealer manager or a participating broker-dealer chooses to offer electronic delivery of these documents to an investor, it will comply with all applicable requirements of the SEC and FINRA and any laws or regulations related to the electronic delivery of documents.

Share Distribution Channels

We expect our dealer manager to use multiple distribution channels to sell our shares. These channels may have different selling commissions, and consequently, a different purchase price for the shares.

Our dealer manager is expected to engage participating broker-dealers in connection with the sale of the shares of this offering in accordance with participating broker-dealer agreements. Except as otherwise described, selling commissions and dealer manager fees will be paid by us to our dealer manager in connection with such sales.

We may pay reduced selling commissions to our dealer manager in connection with the sale of shares of our common stock to investors whose contracts for investment advisory and related brokerage services include a fixed or “wrap” fee feature. Investors may agree with their participating broker-dealers that no selling commissions will be payable with respect to the purchase of their shares: (1) if the investor has engaged the services of a registered investment advisor or other financial advisor who will be paid compensation for investment advisory services or other financial or investment advice or (2) if the investor is investing through a bank trust account with respect to which the investor has delegated the decision-making authority for investments made through the account to a bank trust department. The net proceeds to us will not be affected by reducing the selling commissions payable in connection with such transaction. Neither our dealer manager nor its affiliates are expected to directly or indirectly compensate any person engaged as an investment advisor or a bank trust department by a potential investor to induce such investment advisor or bank trust department to advise favorably for an investment in shares of our common stock. See “— Special Discounts.”

We also expect to deliver our shares through independent investment advisors (affiliated with registered broker-dealers) and through banks and other entities exempt from broker-dealer registration and acting as trustees or fiduciaries.

Subject to compliance with applicable regulations, we may sell shares directly to certain institutional investors in negotiated transactions in which no party is acting as an underwriter, dealer or agent. We will determine the per share price through negotiations with these institutional investors.

Special Discounts

We may waive or reduce certain fees and expenses in connection with the sale of our shares that will represent a discount to the price at which our shares are offered to the public. However, the amount of net proceeds to us is not expected to be affected by these discounts.

Our executive officers and directors and their immediate family members, as well as officers and persons associated with our Advisor and its members and their affiliates and their immediate family members (including spouses, parents, grandparents, children and siblings) and other individuals designated by our management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering at a discount. The purchase price for such shares will be

$9.30 per share, reflecting the fact that selling commissions in the amount of $0.70 per share will be waived and not payable in connection with such shares. However, there is no limit on the number of shares of our common stock that may be sold to such persons.

In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales to certain institutional investors, sales through investment advisors or banks acting as trustees or fiduciaries, sales to our affiliates, sales to employees of selected participating broker-dealers, sales made by certain selected participating broker-dealers at the discretion of the dealer manager, sales in wrap accounts managed by participating broker-dealers or their affiliates, and sales in managed accounts that are managed by participating broker-dealers or their affiliates. Neither our dealer manager nor its affiliates will directly or indirectly compensate any person engaged as an investment adviser or bank trust department to advise favorably for an investment in shares of our common stock; however, they may provide marketing support and other reimbursements to an investment adviser which shall not be deemed an inducement by such investment adviser.

We may also sell shares at a discount to the public offering price in the event that the investor:

•	pays a broker-dealer a fixed fee, e.g., a percentage of assets under management, for investment advisory and broker-dealer services, which is referred to as a “wrap fee;”

•

has engaged the services of a registered investment advisor with whom the investor has agreed to pay compensation for investment advisory services or other financial or investment advice (other than a registered investment advisor that is also registered as a broker-dealer who does not have a fixed or “wrap fee” feature or other asset fee arrangement with the investor); or

•	is investing through a bank or other entity exempt from broker-dealer registration acting as trustee or fiduciary.

If an investor purchases shares through one of these channels in this offering, we intend to sell the shares at a negotiated discount, reflecting that selling commissions will not be paid in connection with such purchases. We expect to receive substantially the same net proceeds for sales of shares through these channels. Neither our dealer manager nor its affiliates are expected to compensate any person engaged as a financial advisor by a potential investor to induce such financial advisor to advise favorably for an investment in us.

Volume Discounts

In connection with sales of over $500,000 in shares of our common stock to a qualifying purchaser (as defined below), a participating broker-dealer may offer such qualifying purchaser a volume discount by reducing the amount of the participating broker-dealer’s selling commissions and, if applicable, dealer manager fee. Such reduction would be credited to the qualifying purchaser by reducing the total purchase price payable by the qualifying purchaser for the shares of our common stock purchased by the qualifying purchaser. The net proceeds to us from sales of our common stock eligible for a volume discount will be the same as other sales of shares of our common stock.

The following table illustrates the various discount levels that will be offered to qualifying purchasers by participating broker-dealers for shares of our common stock purchased in the primary offering:

Dollar Amount of Shares Purchased	Selling Commission Percentage	Dealer Manager Fee	Purchase Price per Share to Investor(1)
$500,000 or less	7.0%	2.75%	$10.25
$500,001 – $1,000,000	6.0	2.75	10.15
$1,000,001 – $2,000,000	5.0	2.75	10.05
$2,000,001 – $3,000,000	4.0	2.75	9.94
$3,000,001 – $5,000,000	3.0	2.35	9.80
$5,000,001 – $10,000,000	2.0	2.35	9.70
$10,000,001 and above	1.0	2.15	9.57

(1)	Assumes a $10.25 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

All selling commission rates set forth in the table above are calculated assuming a purchase price per share of common stock of $10.25. We will apply the reduced per share purchase price, selling commission and, if applicable, dealer manager fee, set forth in the table above to the entire purchase, not just the portion of the purchase which exceeds the $500,000 share purchase threshold. For example, a purchase of $3,200,000 in shares of our common stock in a single transaction would result in a purchase price of $9.80 per share, selling commissions of $96,000.

To qualify for a volume discount as a result of multiple purchases of shares of our common stock, an investor must use the same participating broker-dealer for each purchase and must complete a subscription form for additional purchases, a form of which is included in Appendix A. Once an investor qualifies for a volume discount, the investor will be eligible to receive the benefit of such discount for subsequent purchases of shares in the primary offering made through the same participating broker-dealer. If a subsequent purchase entitles an investor to an increased reduction in selling commissions, the volume discount will apply only to the current and future investments.

The following persons qualify as a “qualifying purchaser,” and, to the extent purchased through the same participating broker-dealer, may combine their purchases as a “single qualifying purchaser” for the purpose of qualifying for a volume discount:

•	an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employee’s trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and

•	all commingled trust funds maintained by a given bank.

In the event a person wishes to have his or her subscription combined with others as a single qualifying purchaser, that person must request such treatment in writing at the time of that person’s subscription and identify the subscriptions to be combined. Any combination request will be subject to our verification that the subscriptions to be combined are made by a single qualifying purchaser. If the subscription agreements for the combined subscriptions of a single qualifying purchaser are submitted at the same time, then the selling commissions payable and the discounted share purchase price will be allocated pro rata among the combined subscriptions on the basis of the respective subscription amounts being combined. Otherwise, the volume discount provisions will apply only to the subscription that qualifies the single qualifying purchaser for the volume discount and the subsequent subscriptions of that single qualifying purchaser.

Only shares of our common stock purchased in the primary offering are eligible for volume discounts. Shares purchased through our distribution reinvestment plan will not be eligible for a volume discount or count toward aggregate purchase amounts for the purposes of determining which purchase price discount level an investor is eligible for.

Volume discounts for residents of the State of California will be available in accordance with the volume discount levels set forth in the table above. However, with respect to residents of the State of California, no volume discounts will be granted to any group of purchasers and no subscriptions may be aggregated as part of a combined subscription for purposes of determining the dollar amount of shares purchased.

DISTRIBUTION REINVESTMENT PLAN

Any investor who purchases shares of our common stock in this offering may elect to participate in our distribution reinvestment plan by making a written election to participate in such plan on his or her subscription agreement at the time he or she subscribes for shares.

We have adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the reinvestment agent’s fees under the plan.

Participation in the distribution reinvestment plan will commence with the next distribution paid after receipt of an investor’s written election to participate in the plan and to all other calendar months thereafter, provided such election is received at least 15 business days prior to the last day of the calendar month.

Any purchases of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions.

Your distribution amount will purchase shares at the price equal to 90% of the price that shares of our common stock are sold in the offering at the closing immediately following the distribution date. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be 90% of the net asset value per share of our common stock on the distribution date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares of additional stock by notifying DST Systems, Inc., the reinvestment agent and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares of stock, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker-dealer or other financial intermediary, you may “opt-in” to our distribution reinvestment plan by notifying your broker-dealer or other financial intermediary of your election.

During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent will mail and/or make electronically available to each participant in the distribution reinvestment plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of shares of our common stock purchased during such quarter, and the per share purchase price for such shares. At least annually, we will include tax information for income earned on shares under the distribution reinvestment plan on a Form 1099-DIV that is mailed to you. We reserve the right to amend, suspend or terminate the distribution reinvestment plan. Any distributions reinvested through the issuance of shares through our distribution reinvestment plan will increase our gross assets on which the management fee and the incentive fee are determined and paid under our Investment Advisory Agreement.

For additional discussion regarding the tax implications of participation in the distribution reinvestment plan, see “Tax Matters.” Additional information about the distribution reinvestment plan may be obtained by contacting stockholder services for Sierra Income Corporation at (212) 759-0777.

SHARE REPURCHASE PROGRAM

We do not intend to list our shares on a securities exchange, and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited.

Beginning the third quarter of 2013, we commenced a share repurchase program pursuant to which we intend to conduct quarterly share repurchases of approximately 10% of the weighted average number of our outstanding shares in any 12-month period to allow our stockholders to sell their shares back to us at a price equal to the most recently disclosed net asset value per share of our common stock immediately prior to the date of repurchase. Our share repurchase program includes numerous restrictions that limit your ability to sell your shares.

Unless our board of directors determines otherwise, we will limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. See “Distribution Reinvestment Plan.” At the sole discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable quarter to repurchase shares. In addition, we will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. You may request that we repurchase all of the shares of our common stock that you own.

To the extent that the number of shares of our common stock submitted to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis from among the requests for repurchase received by us. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibit distributions that would cause a corporation to fail to meet statutory tests of solvency.

Our board of directors has the right to suspend or terminate the share repurchase program to the extent that it determines that it is in our best interest to do so. We will promptly notify our stockholders of any changes to the share repurchase program, including any suspension or termination of it in our periodic or current reports or by means of a separate mailing to you. Moreover, the share repurchase program will terminate on the date that our shares are listed on a national securities exchange, are included for quotation in a national securities market or, in the sole determination of our board of directors, a secondary trading market for the shares otherwise develops. All shares to be repurchased under our share repurchase program must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If we determine that a lien or other encumbrance or restriction exists against the shares requested to be repurchased, we will not repurchase any such shares.

The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market. There is no assurance that we will repurchase any of your shares pursuant to the share repurchase program or that there will be sufficient funds available to accommodate all of our stockholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Stockholders will not pay a fee in connection with our repurchase of shares under the share repurchase program.

In the event of the death or disability of a stockholder, we will repurchase the shares held by such stockholder at a price equal to the net asset value per share of our shares as disclosed in the periodic report we file with the SEC immediately following the death or disability of such stockholder. However, we will not be obligated to repurchase shares if more than 360 days have elapsed since the date of the death or disability of the stockholder and, in the case of disability, if the stockholder fails to provide an opinion of a qualified independent physician. For purposes of this repurchase right, a disability will be deemed to have occurred when a stockholder suffers a disability for a period of time, as determined by our board of directors and confirmed by a qualified independent physician.

SHARE LIQUIDITY STRATEGY

We intend to seek to complete a liquidity event for our stockholders within seven years following the completion of the offering period, although we may determine to complete a liquidity event earlier. We will view our offering stage as complete as of the termination date of our most recent public equity offering, which will include this offering and any follow-on offering. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. There can be no assurance that we will complete a liquidity event. Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act. A BDC is a special category of investment company under the 1940 Act that was added by Congress to facilitate the flow of capital to private companies and small public companies that do not have efficient or cost-effective access to public capital markets or other conventional forms of corporate financing. BDCs make investments in private or thinly-traded public companies in the form of long-term debt and/or equity capital, with the goal of generating current income or capital growth.

BDCs are closed-end funds that elect to be regulated as BDCs under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act and the Exchange Act. BDCs are provided greater flexibility under the 1940 Act than are other investment companies in dealing with their portfolio companies, issuing securities, and compensating their managers. BDCs can be internally or externally managed and may qualify to elect to be taxed as RICs for federal tax purposes. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters, and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of a BDC’s directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or withdraw our election as a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (2) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends, and in certain other limited circumstances.

As a BDC, we will not generally be permitted to invest in any portfolio company in which our Advisor or any of their affiliates currently have a controlling interest or to make any co-investments with our Advisor or any of its affiliates without an exemptive order from the SEC. We may, however, invest alongside our Advisor and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such other clients’ accounts consistent with guidance promulgated by the SEC Staff permitting us and such other clients’ accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that no investment advisor, acting on our behalf or on behalf of other clients, negotiates any term other than price. We may also invest alongside such other clients as otherwise permissible under regulatory guidance, applicable regulations and our Advisor’s allocation policies. In addition, on November 25, 2013, we received the Exemptive Order from the SEC that permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley, LLC or an investment adviser controlled by Medley, LLC in a manner consistent with our investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors. Co-investment under the Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each coinvestment transaction, our board of directors determines that it would be advantageous for us to co-invest in a manner described in the Exemptive Order.

Opportunities for co-investments may arise when SIC Advisors or an affiliated adviser becomes aware of investment opportunities that may be appropriate for us and other clients, or affiliated funds. Without the Exemptive Order, we would be substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds, as a BDC.

Under the Exemptive Order, investment opportunities that are presented to affiliated funds must be referred to us and vice versa. For each such referral, SIC Advisors independently analyzes and evaluates whether the co-investment transaction is appropriate for us. In addition, co-investment transactions under the Exemptive Order are generally subject to the review and approval by our independent directors, which we refer to as the independent director committee. For each co-investment transaction under the Exemptive Order, we follow the conditions of the Exemptive Order, which are designed to ensure the fairness to us of the co-investment transaction. However, neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them.

Business Development Company Regulation: Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which we refer to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As discussed in greater detail below, the 1940 Act defines qualifying assets as principally including certain investments by a BDC in eligible portfolio companies. An eligible portfolio company is defined under the 1940 Act as any issuer which:

1.	is organized under the laws of, and has its principal place of business in, the United States;

2.	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

3.	satisfies any of the following:

a.	does not have any class of securities that is traded on a national securities exchange;

b.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

c.	is controlled by a BDC, either alone or as part of a group acting together, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

d.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

As relevant to our proposed business, the principal categories of qualifying assets under the 1940 Act are the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities, or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

For purposes of Section 55(a) under the 1940 Act, we will treat each asset underlying the TRS as a qualifying asset if the obligor on such asset is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Business Development Company Regulation: Control and Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or make available to the issuer of the securities significant managerial assistance without the issuer having to request such assistance. Where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance includes any arrangement whereby the BDC, through its directors, officers, or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities, or high-quality debt securities maturing in one year or less from the time of investment so that 70% of our total assets are qualifying assets. Typically, we intend to invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the diversification requirements in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We expect that our Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

For purposes of the asset coverage ratio test applicable to us as a BDC, we will treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Arbor under the TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Persons subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We have attached our code of ethics as an exhibit to the registration statement. You may also read and copy our code of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of our code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Compliance Policies and Procedures

We and our Advisor have each adopted and implemented written compliance policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering our compliance policies and procedures and our Advisor’s chief compliance officer is responsible for administering the compliance policies and procedures for the Advisor.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to SIC Advisors. SIC Advisors will vote proxies according to our proxy voting policies and procedures which are set forth below. These guidelines are reviewed periodically by the Advisor as well as our board of directors, and, accordingly, are subject to change.

As an investment advisor registered under the 1940 Act, SIC Advisors has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of SIC Advisors are intended to comply with Section 206 of, and Rule 206(4)-6 under, the 1940 Act.

Proxy Policies

SIC Advisors will vote proxies relating to our securities in a manner that it believes, in its discretion, to be in the best interest of our stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote taking into account relevant factors, including: (1) the impact on the value of the securities; (2) the anticipated costs and benefits associated with the proposal; (3) the effect on liquidity; and (4) customary industry and business practices. Although SIC Advisors will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of SIC Advisors are made by its portfolio managers and investment professionals under the supervision of SIC Advisors legal/compliance department. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) the recommended vote be approved by a member of SIC Advisors legal/compliance department prior to being submitted to the custodian; (b) associates involved in the decision making process or vote administration are prohibited from revealing how SIC Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (c) where a material conflict of interest exists, the chief compliance officer designate an individual or group who can impartially help decide how to resolve such conflict.

Proxy Voting Records

You may obtain information, without charge, regarding how SIC Advisors voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o Sierra Income Corporation at 375 Park Ave, 33rd Floor, New York, NY 10152.

Securities Exchange Act and Sarbanes-Oxley Act

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and its regulations. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement.

TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected and intend to continue to qualify to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain and maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a Regulated Investment Company

If we:

•	maintain our qualification as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to maintain our qualification as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” As a result, we may be prohibited from making distributions necessary to satisfy the Annual Distribution Requirement. Even if we are not prohibited from making distributions, our ability to raise additional capital to satisfy the Annual Distribution Requirement may be limited. If we are not able to make sufficient distributions to satisfy the Annual Distribution Requirement, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to federal income tax on its allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or prior to December 31, 2012, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We have adopted a distribution reinvestment plan through which a stockholder may elect to receive distributions in the form of additional shares of our common stock, See “Distribution Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the 20% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax, or backup withholding, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a

U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2014, no withholding was required and the distributions generally were not subject to federal income tax if (i) the distributions were properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years beginning on or after January 1, 2014. Currently, we do not anticipate that any significant amount of our distributions would be designated as eligible for this exemption from withholding even if such exemption were extended.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after June 30, 2014, and the gross proceeds from the sale of any property that could produce U.S. source interest or dividends received after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN

(or Form W-8BEN-E or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Maintain Our Qualification as a RIC

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (or shorter applicable period), unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is One Federal Street, 3rd Floor, Boston, Massachusetts 02110. DST Systems, Inc. acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is P.O. Box 219312, Kansas City, Missouri 64121-9312, telephone number: (816) 435-1000.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use broker-dealers in the normal course of our business. Subject to policies established by our board of directors, our Advisor will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Advisor does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Advisor generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Advisor may select a broker-dealer based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other broker-dealers would charge if our Advisor determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements for Sierra Income Corporation for the years ended December 31, 2013 and 2012 and for the period from June 13, 2011 (date of inception) to December 31, 2011 included in this prospectus have been audited by Ernst & Young LLP, an independent registered public accounting firm, and have been so included in reliance on the report of such firm given upon their authority as experts in auditing and accounting.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Sutherland Asbill & Brennan LLP.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus. Any stockholder and its designated representative are permitted access to our records to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Please see our charter and bylaws for additional information regarding stockholders’ right to access our records.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

STOCKHOLDER PRIVACY NOTICE

We collect nonpublic personal information about our stockholders in the ordinary course of establishing and servicing their accounts. Nonpublic personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of stockholders that is derived using such information. For example, it includes a stockholder’s address, social security number, account balance, income, investment activity, and bank account information. We collect this information from the following sources:

•	account applications or other required forms, correspondence (written or electronic), or from telephone contacts with customers inquiring about us;

•	transaction history of a stockholder’s account; and

•	service providers.

We do not disclose nonpublic personal information about you or your account(s) to anyone without your consent other than to:

•

Our service providers, including our Advisor’s, as necessary for the servicing of your account. Our service providers in turn have an obligation to protect the confidentiality of your personal information.

•	Companies that may perform marketing services on our behalf or pursuant to joint marketing agreements. These marketing companies also have an obligation to protect confidential information.

•

Government officials or other persons unaffiliated with us, to the extent required by federal or Maryland law or our articles of incorporation, including in accordance with subpoenas, court orders, and requests from government regulators.

If you decide to close your account(s), we will continue to adhere to the practices described in this notice.

If you invest in our common stock through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.

We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information.

INDEX TO FINANCIAL STATEMENTS

The following financial statements of Sierra Income Corporation are included in this prospectus.

Page
Management’s Report on Internal Control Over Financial Reporting	F-1
Report of Independent Registered Public Accounting Firm	F-2
Consolidated Statements of Assets and Liabilities as of December 31, 2013 and 2012	F-3
Consolidated Statements of Operations for the years ended December 31, 2013 and 2012 and for the period from June 13, 2011 (date of inception) to December 31, 2011	F-4
Consolidated Statements of Changes in Net Assets for the years ended December 31, 2013 and 2012 and for the period from June 13, 2011 (date of inception) to December 31, 2011	F-5
Consolidated Statements of Cash Flows for the years ended December 31, 2013 and 2012 and for the period from June 13, 2011 (date of inception) to December 31, 2011	F-6
Consolidated Schedule of Investments as of December 31, 2013 and 2012	F-7
Notes to Consolidated Financial Statements	F-15

Management’s Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. In connection with the preparation of our annual financial statements, management has conducted an assessment of the effectiveness of our internal control over financial reporting based on the framework set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992 (“COSO”). Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of those controls. Based on this evaluation, we have concluded that, as of December 31, 2013, our internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Sierra Income Corporation

We have audited the accompanying consolidated statements of assets and liabilities of Sierra Income Corporation (the “Company”), including the consolidated schedule of investments, as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets, and cash flows for the two years in the period ended December 31, 2013, and for the period from June 13, 2011 (date of inception) to December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian, counterparties and management of the portfolio companies or by other appropriate audit procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sierra Income Corporation at December 31, 2013 and 2012, and the consolidated results of its operations, changes in its net assets, and its cash flows, for the two years in the period ended December 31, 2013, and for the period from June 13, 2011 (date of inception) to December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York

March 13, 2014

Part I. Financial Information

Item 1. Financial Statements

Sierra Income Corporation

Consolidated Statements of Assets and Liabilities

	As of
	December 31, 2013	December 31, 2012
ASSETS
Non-controlled/non-affiliated investments, at fair value (amortized cost of $137,332,276 and $30,599,349, respectively)	$137,801,537	$30,580,211
Cash and cash equivalents	34,939,948	6,651,767
Cash collateral on total return swap (Note 5)	6,706,159	—
Due from affiliate (Note 7)	2,592,989	814,814
Interest receivable	1,989,128	784,637
Deferred financing costs	1,150,139	—
Prepaid expenses and other assets	23,975	8,949
Unrealized appreciation on total return swap (Note 5)	351,396	—
Unsettled trades receivable	496,250	—
Receivable due on total return swap (Note 5)	155,317	—

Total assets	$186,206,838	$38,840,378

LIABILITIES
Revolving credit facility payable	$16,000,000	$—
Due to prime broker	—	17,345,794
Unsettled trades payable	15,492,500	—
Management fee	814,655	171,317
Accounts payable and accrued expenses	495,893	464,361
Incentive fee	182,989	628
Administrator fees	152,162	128,459
Due to affiliate	33,311	55,927
Interest payable	33,055	10,829
Directors fees	—	40,081

Total liabilities	$33,204,565	$18,217,396

Commitments and contingencies (Note 11)
NET ASSETS
Common shares, par value $.001 per share, 250,000,000 common shares authorized, 16,663,500 and 2,300,573 common shares issued and outstanding, respectively	$16,664	$2,301
Capital in excess of par value	152,552,912	20,436,709
Accumulated undistributed/(distributions in excess of) net realized gain/(loss) from investments and total return swap	(138,783)	—
Accumulated undistributed/(distributions in excess of) net investment income	(249,177)	203,132
Net unrealized appreciation/(depreciation) on investments and total return swap	820,657	(19,160)

Total net assets	153,002,273	20,622,982

Total liabilities and net assets	$186,206,838	$38,840,378

NET ASSET VALUE PER SHARE	$9.18	$8.96

See accompanying notes to the consolidated financial statements.

Sierra Income Corporation

Consolidated Statements of Operations

			For the period from June 13, 2011 (inception) through December 31, 2011

	For the year ended December 31,
	2013	2012
INVESTMENT INCOME
Interest from non-controlled/non-affiliated investments	$7,386,700	$1,228,076	$—
Other fee income	619,861	6,750	—
Interest from cash and cash equivalents	441	290	—

Total investment income	8,007,002	1,235,116	—

EXPENSES
Base management fee	1,906,386	319,530	—
Organizational and offering costs reimbursed to SIC Advisors (Note 7)	1,761,943	328,132	—
Professional fees	956,114	630,021	—
General and administrative expenses	701,778	362,616	—
Administrator expenses	592,585	375,677	—
Incentive fee	182,989	628	—
Interest and financing expenses	215,059	47,529	—
Directors fees	154,084	146,861	—
Insurance expenses	131,770	—	—

Total gross expenses	6,602,708	2,210,994	—
Expense support reimbursement (Note 7)	(3,939,251)	(1,465,910)	—

Net expenses	2,663,457	745,084	—

NET INVESTMENT INCOME	5,343,545	490,032	—

Net realized gain/(loss) from investments	(57,893)	22,298	—
Net realized gain on total return swap (Note 5)	155,317	—	—
Net change in unrealized appreciation/(depreciation) on investments	488,421	(19,160)	—
Net change in unrealized appreciation/(depreciation) on total return swap (Note 5)	351,396	—	—

Net gain/(loss) on investments and total return swap	937,241	3,138	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,280,786	$493,170	$—

WEIGHTED AVERAGE - BASIC AND DILUTED EARNINGS PER COMMON SHARE	$0.85	$0.48	$—
WEIGHTED AVERAGE - BASIC AND DILUTED NET INVESTMENT INCOME PER COMMON SHARE	$0.72	$0.48	$—
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING - BASIC AND DILUTED (Note 10)	7,426,660	1,031,621	111

See accompanying notes to the consolidated financial statements.

Sierra Income Corporation

Consolidated Statements of Changes in Net Assets

			For the period from June 13, 2011 (inception) through December 31, 2011

	For the year ended December 31,
	2013	2012
INCREASE FROM OPERATIONS
Net investment income	$5,343,545	$490,032	$—
Net realized gain/(loss) on investments	(57,893)	22,298	—
Net realized gain on total return swap (Note 5)	155,317	—	—
Net change in unrealized appreciation/(depreciation) on investments	488,421	(19,160)	—
Net change in unrealized appreciation/(depreciation) on total return swap (Note 5)	351,396	—	—

Net increase in net assets resulting from operations	6,280,786	493,170	—

SHAREHOLDER DISTRIBUTIONS
Distributions from net realized gains	—	(22,298)	—
Distributions from net investment income (Note 2)	(6,032,061)	(615,032)	—

Net decrease in net assets from shareholder distributions	(6,032,061)	(637,330)	—

COMMON SHARE TRANSACTIONS
Issuance of common shares, net of underwriting costs	130,100,012	20,766,142	1,000
Issuance of common shares pursuant to distribution reinvestment plan	2,117,061	—	—
Repurchase of common shares	(86,507)	—	—

Net increase in net assets resulting from common share transactions	132,130,566	20,766,142	1,000

Total increase in net assets	132,379,291	20,621,982	1,000
Net assets at beginning of year/period	20,622,982	1,000	—
Net assets at end of year/period (including accumulated undistributed/(distributions in excess of) net investment income of $(249,177) and $203,132, respectively)	$153,002,273	$20,622,982	$1,000

Net asset value per common share	$9.18	$8.96	$9.03
Common shares outstanding, beginning of year/period	2,300,573	—	—
Issuance of common shares	14,141,784	2,300,573	111
Issuance of common shares pursuant to distribution reinvestment plan	230,611	—	—
Repurchase of common shares	(9,468)	—	—

Common shares outstanding, end of year/period	16,663,500	2,300,573	111

DIVIDENDS DECLARED PER COMMON SHARE	$0.80	$0.40	$—

See accompanying notes to the consolidated financial statements.

Sierra Income Corporation

Consolidated Statements of Cash Flows

			For the period from June 13, 2011 (inception) through December 31, 2011

	For the year ended December 31,
	2013	2012
Cash flows from operating activities
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,280,786	$493,170	$—
ADJUSTMENT TO RECONCILE NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY/(USED IN) OPERATING ACTIVITIES
Paid-in-kind interest income	(580)	(3,911)	—
Net amortization of premium on investments	35,451	52,416	—
Net realized (gain)/loss on investments	57,893	(22,298)	—
Net change in unrealized appreciation/(depreciation) on investments	(488,421)	19,160	—
Net change in unrealized appreciation/(depreciation) on total return swap (Note 5)	(351,396)	—	—
Purchases of investments	(145,799,374)	(39,612,584)	—
Proceeds from sale investments and principal repayments	38,973,705	8,987,006	—
(Increase)/decrease in operating assets:
Interest receivable	(1,204,491)	(784,637)	—
Unsettled trades receivable	(496,250)	—	—
Prepaid expenses and other assets	(15,026)	(8,949)	—
Deferred financing costs	(1,150,139)	—	—
Due from affiliate	(1,778,175)	(814,814)	—
Cash collateral on total return swap (Note 5)	(6,706,159)	—	—
Decrease (increase) in receivable due on total return swap (Note 5)	(155,317)	—	—
Increase/(decrease) in operating liabilities:
Unsettled trades payable	15,492,500	—	—
Management fee	643,338	171,317	—
Interest payable	22,226	10,829	—
Accounts payable and accrued expenses	31,532	464,361	—
Administrator fees	23,703	128,459	—
Due to affiliate	(22,616)	55,927	—
Incentive fee	182,361	628	—
Directors fee	(40,081)	40,081	—

NET CASH PROVIDED BY/(USED IN) OPERATING ACTIVITIES	(96,464,530)	(30,823,839)	—

Cash flows from financing activities
Borrowings under revolving credit facility	16,000,000	—	—
Borrowings under prime broker margin account	(17,345,794)	17,345,794	—
Proceeds from issuance of common stock, net of underwriting costs	130,100,012	20,685,944	1,000
Payment of cash dividends	(3,915,000)	(557,132)	—
Repurchase of common shares	(86,507)	—	—

NET CASH PROVIDED BY FINANCING ACTIVITIES	124,752,711	37,474,606	1,000

TOTAL INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	28,288,181	6,650,767	1,000
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR/PERIOD	6,651,767	1,000	—

CASH AND CASH EQUIVALENTS AT END OF YEAR/PERIOD	$34,939,948	$6,651,767	$1,000

Supplemental Information
Cash paid during the year/period for interest	$157,279	$47,529	$—
Supplemental non-cash information
Paid-in-kind interest income	$580	$3,911	$—
Net amortization of premium on investments	$(35,451)	$52,416	$—
Issuance of common shares in connection with distribution reinvestment plan	$2,117,061	$80,198	$—

See accompanying notes to the consolidated financial statements.

Sierra Income Corporation

Consolidated Schedule of Investments

As of December 31, 2013

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Non-controlled/non-affiliated investments – 90.1%
Access Media 3, Inc.	Telecommunications	Senior Secured First Lien Term Loans 10.00%(3)	10/22/2018	$7,000,000	$7,000,000	$7,000,000	4.6%

				7,000,000	7,000,000	7,000,000
Aderant North America, Inc.	Electronics	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.250% Floor(3)	6/20/2019	450,000	450,000	453,861	0.3%

				450,000	450,000	453,861
Alcatel - Lucent USA, Inc.	Telecommunications	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor	1/30/2019	990,000	985,662	993,712	0.6%

				990,000	985,662	993,712
ALG USA Holdings, Inc.	Leisure, Amusement, Motion Pictures, and Entertainment	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.250% Floor	2/28/2020	2,000,000	1,963,092	2,007,080	1.3%

				2,000,000	1,963,092	2,007,080
Allen Edmonds Corp.	Retail Stores	Senior Secured Second Lien Term Loans LIBOR + 9.00%, 1.00% Floor(3)	5/27/2019	7,000,000	7,000,000	7,000,000	4.6%

				7,000,000	7,000,000	7,000,000
American Apparel, Inc.	Retail Stores	Senior Secured First Lien Notes 13.000%(3)(4)	4/15/2020	2,500,000	2,459,496	2,300,000	1.5%

				2,500,000	2,459,496	2,300,000
Ascensus, Inc.	Finance	Senior Secured Second Lien Term Loans LIBOR + 8.00%, 1.00% Floor	12/2/2020	4,000,000	3,940,522	3,940,522	2.6%

				4,000,000	3,940,522	3,940,522
Associated Asphalt Partners LLC	Chemicals, Plastics, and Rubber	Senior Secured First Lien Notes 8.500%(4)	2/15/2018	5,000,000	5,036,563	5,130,000	3.3%

				5,000,000	5,036,563	5,130,000
Bennu Oil & Gas, LLC	Oil and Gas	Senior Secured Second Lien Term Loans LIBOR + 9.00%, 1.25% Floor	11/1/2018	1,122,857	1,113,148	1,113,148	0.7%

				1,122,857	1,113,148	1,113,148
Bon-Ton Stores, Inc.(5)	Retail Stores	Senior Secured Second Lien Notes 10.625%	7/15/2017	1,698,000	1,622,374	1,695,844	1.1%

				1,698,000	1,622,374	1,695,844
Caesars Entertainment Operating Co., Inc.	Hotels, Motels, Inns, and Gaming	Senior Secured First Lien Notes 11.250%(5)	6/1/2017	3,000,000	3,153,543	3,056,250	2.0%

				3,000,000	3,153,543	3,056,250

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Charming Charlie, Inc.	Retail Stores	Senior Secured First Lien Term Loans LIBOR + 8.00%, 1.00% Floor	1/9/2019	$6,000,000	$6,000,000	$6,000,000	3.9%

				6,000,000	6,000,000	6,000,000
Checkers Drive-In Restaurants, Inc.	Beverage, Food, and Tobacco	Senior Secured First Lien Notes 11.000%(4)	12/1/2017	1,500,000	1,504,143	1,614,675	1.1%

				1,500,000	1,504,143	1,614,675
Cornerstone Chemical Company	Chemicals, Plastics, and Rubber	Senior Secured First Lien Notes 9.375%	3/15/2018	2,000,000	2,000,000	2,080,000	1.4%
		Senior Secured First Lien Notes 9.375%(4)	3/15/2018	2,500,000	2,611,122	2,600,000	1.7%

				4,500,000	4,611,122	4,680,000
Deltek, Inc.	Electronics	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.250% Floor	10/10/2019	3,000,000	2,978,006	3,034,560	2.0%

				3,000,000	2,978,006	3,034,560
Dispensing Dynamics International, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Notes 12.500%(4)	1/1/2018	2,200,000	2,179,668	2,223,342	1.4%

				2,200,000	2,179,668	2,223,342
Drew Marine Partners LP	Cargo Transport	Senior Secured Second Lien Term Loans LIBOR + 7.00%, 1.00% Floor	5/19/2021	3,000,000	2,992,638	2,992,638	2.0%

				3,000,000	2,992,638	2,992,638
EarthLink, Inc.	Telecommunications	Senior Secured First Lien Notes 7.375%(4)(5)	6/1/2020	2,450,000	2,437,636	2,453,062	1.6%

				2,450,000	2,437,636	2,453,062
Erickson Air-Crane, Inc.(5)	Aerospace and Defense	Senior Secured Second Lien Notes 8.250%(4)	5/1/2020	1,953,000	1,966,979	2,016,472	1.3%

				1,953,000	1,966,979	2,016,472
Gastar Exploration USA, Inc.(5)	Oil and Gas	Senior Secured First Lien Notes 8.625%(4)	5/15/2018	3,000,000	3,000,000	2,958,750	1.9%

				3,000,000	3,000,000	2,958,750
Gibson Brands, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Notes 8.875%(4)	8/1/2018	3,000,000	3,056,289	3,069,270	2.0%

				3,000,000	3,056,289	3,069,270
Great Atlantic & Pacific Tea Company	Grocery	Senior Secured First Lien Term Loans LIBOR + 9.000%, 2.000% Floor(3)	3/13/2017	932,467	948,787	952,002	0.6%

				932,467	948,787	952,002
Green Field Energy Services, Inc.	Oil and Gas	Senior Secured First Lien Notes 13.000%(3)(4)	11/15/2016	766,616	755,914	322,744	0.2%

				766,616	755,914	322,744

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Green Field Energy Services, Inc., Warrants, expires 11/15/21	Oil and Gas	Warrants/Equity(3)(6)		$709	$29,000	$—	0.0%

				709	29,000	—
Greenway Medical Technologies, Inc.(7)	Healthcare, Education, and Childcare	Senior Secured Second Lien Term Loans LIBOR + 8.25%, 1.00% Floor	11/4/2021	1,000,000	985,218	985,218	0.6%

				1,000,000	985,218	985,218
Healogics, Inc.	Healthcare, Education, and Childcare	Senior Secured Second Lien Term Loans LIBOR + 8.000%, 1.250% Floor	2/5/2020	2,000,000	1,996,440	2,040,000	1.3%

				2,000,000	1,996,440	2,040,000
Holland Acquisition Corp.	Oil and Gas	Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.000% Floor	5/29/2018	5,000,000	4,904,352	4,917,000	3.2%

				5,000,000	4,904,352	4,917,000
IDQ Holdings, Inc.	Automobile	Senior Secured First Lien Notes 11.500%(4)	4/1/2017	1,000,000	1,035,523	1,066,250	0.7%

				1,000,000	1,035,523	1,066,250
Integra Telecom, Inc.	Telecommunications	Senior Secured Second Lien Term Loans LIBOR + 8.500%, 1.250% Floor(3)	2/22/2020	1,618,000	1,607,900	1,650,360	1.1%

				1,618,000	1,607,900	1,650,360
Interface Security Systems, Inc.	Electronics	Senior Secured First Lien Notes 9.250%(3)(4)	1/15/2018	3,417,000	3,476,530	3,492,550	2.3%

				3,417,000	3,476,530	3,492,550
IronGate Energy Services LLC	Oil and Gas	Senior Secured First Lien Notes 11.000%(4)	7/1/2018	3,000,000	2,948,441	3,029,850	2.0%

				3,000,000	2,948,441	3,029,850
Keystone Automotive Operations, Inc.	Automobile	Senior Secured Second Lien Term Loans LIBOR + 9.500%, 1.250% Floor	8/15/2020	5,000,000	5,000,000	5,053,000	3.3%

				5,000,000	5,000,000	5,053,000
Kik Custom Products, Inc.	Healthcare, Education, and Childcare	Senior Secured Second Lien Term Loans LIBOR + 8.25%, 1.25% Floor	10/29/2019	3,000,000	2,970,000	2,970,000	1.9%

				3,000,000	2,970,000	2,970,000
Linc Energy Finance (USA), Inc.	Oil and Gas	Senior Secured First Lien Notes 12.500%(3)(4)	10/31/2017	500,000	498,368	545,925	0.4%

		Senior Secured First Lien Notes 12.500%(3)	10/31/2017	500,000	485,222	545,925	0.4%

				1,000,000	983,590	1,091,850

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Liquidnet Holdings, Inc.	Finance	Senior Secured First Lien Term Loans LIBOR + 8.000%, 1.250% Floor	5/7/2017	$2,887,500	$2,862,362	$2,867,576	1.9%

				2,887,500	2,862,362	2,867,576
Livingston International, Inc.(7)	Cargo Transport	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.250% Floor(5)	4/18/2020	2,658,504	2,653,733	2,685,089	1.8%

				2,658,504	2,653,733	2,685,089
Maxim Crane Works Holdings, Inc.(7)	Oil and Gas	Senior Secured Second Lien Notes 12.250%(4)	4/15/2015	1,500,000	1,519,124	1,542,360	1.0%

				1,500,000	1,519,124	1,542,360
Michael Baker International, Inc.	Diversified/Conglomerate Service	Senior Secured First Lien Notes 8.25%(4)	10/15/2018	2,500,000	2,500,000	2,511,528	1.6%

				2,500,000	2,500,000	2,511,528
Omnitracs, Inc.	Electronics	Senior Secured Second Lien Term Loans LIBOR + 7.75%, 1.00% Floor	4/29/2020	7,000,000	7,015,128	7,015,128	4.6%

				7,000,000	7,015,128	7,015,128
Prince Minerals Holding Corp.	Mining, Steel, Iron, and Nonprecious Metals	Senior Secured First Lien Notes 11.500%(3)(4)	12/15/2019	1,200,000	1,187,246	1,310,568	0.9%

				1,200,000	1,187,246	1,310,568
Reddy Ice Group, Inc.	Beverage, Food, and Tobacco	Senior Secured Second Lien Term Loans LIBOR + 9.500%, 1.250% Floor(3)	10/1/2019	2,000,000	2,000,000	1,942,460	1.3%

				2,000,000	2,000,000	1,942,460
Renaissance Learning, Inc.	Healthcare, Education, and Childcare	Senior Secured Second Lien Term Loans LIBOR + 7.75%, 1.00% Floor	5/14/2021	3,500,000	3,447,888	3,447,888	2.3%

				3,500,000	3,447,888	3,447,888
School Specialty, Inc.	Healthcare, Education, and Childcare	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor	6/11/2019	2,985,000	2,936,006	2,864,585	1.9%

				2,985,000	2,936,006	2,864,585
Securus Technologies, Inc.	Telecommunications	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.250% Floor	4/30/2021	2,000,000	1,981,227	1,988,280	1.3%

				2,000,000	1,981,227	1,988,280
Sesac Holdco II, Inc.	Broadcasting and Entertainment	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.250% Floor(3)	7/12/2019	2,250,000	2,294,369	2,300,535	1.5%

				2,250,000	2,294,369	2,300,535
Sizzling Platter, LLC	Beverage, Food, and Tobacco	Senior Secured First Lien Notes 12.250%(3)(4)	4/15/2016	2,063,000	2,124,725	2,198,601	1.4%

				2,063,000	2,124,725	2,198,601

Company(1)	Industry	Type of Investment	Maturity	Par Amount/ Quantity	Cost	Fair Value	% of Net Assets(2)
Sorenson Communications	Telecommunications	Senior Secured First Lien Term Loans LIBOR + 8.250%, 1.250% Floor	10/31/2014	$2,979,987	$2,979,987	$2,988,451	2.0%

				2,979,987	2,979,987	2,988,451
Tempel Steel Company	Mining, Steel, Iron, and Nonprecious Metals	Senior Secured First Lien Notes 12.000%(3)(4)	8/15/2016	1,115,000	1,105,791	1,085,921	0.7%

				1,115,000	1,105,791	1,085,921
True Religion Apparel, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Second Lien Term Loans LIBOR + 10.000%, 1.000% Floor	1/30/2020	4,000,000	3,835,240	3,861,480	2.5%

				4,000,000	3,835,240	3,861,480
U.S. Well Services, LLC(5)	Oil and Gas	Senior Secured First Lien Notes 14.500%(3)(4)	2/15/2017	3,816,605	3,796,701	3,832,100	2.5%

				3,816,605	3,796,701	3,832,100
U.S. Well Services, LLC, Warrants, expires 2/15/19	Oil and Gas	Warrants/Equity(3)(6)		1,731	173	54,977	0.0%

				1,731	173	54,977
Total non-controlled/non-affiliated investments					$137,332,276	$137,801,537	90.1%

Derivative Instrument - Long Exposure					Notional Amount	Unrealized Gain (Loss)
Total return swap with Citibank, N.A. (Note 5)		Total Return Swap			$24,855,700	$351,396

					$24,855,700	$351,396

(1)	All of our investments are domiciled in the United States except for Livingston International, Inc. which is domiciled in Canada.
(2)	Percentage is based on net assets of $153,002,273 as of December 31, 2013.
(3)	An affiliated fund that is managed by an affiliate of SIC Advisors LLC also holds an investment in this security.
(4)

Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $45,303,968 and 29.6% of net assets as of December 31, 2013 and are considered restricted.

(5)	The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 11.5% of the Company’s portfolio at fair value.
(6)	Security is non-income producing.
(7)

Security is also held in the underlying portfolio of the total return swap with Citibank, N.A. (see Note 5). The Company’s total commitment to Greenway Medical Technologies, Inc., Livingston International, Inc. and Maxim Crane Works Holdings, Inc. is $2,470,218 or 1.6%, $4,654,532 or 3.0% and $2,034,860 or 1.3%, respectively, of Net Assets as of December 31, 2013.

Sierra Income Corporation

Schedule of Investments

December 31, 2012(6)

Company(1)	Industry	Type of Investment	Maturity	Par Amount/ Quantity	Cost	Fair Value	% of Net Assets(2)
Non-Controlled/non-affiliated investments - 148.3%
Aderant North America, Inc.	Electronics	Senior Secured Loans - Second Lien LIBOR + 8.75%, 1.25% Floor(3)	6/20/2019	$450,000	$450,000	$450,000	2.2%

				450,000	450,000	450,000
Atkore International, Inc.	Mining, Steel, Iron, and Nonprecious Metals	Senior Secured Notes 9.875%(3)(4)(5)	1/1/2018	750,000	733,129	801,600	3.9%

				750,000	733,129	801,600
Bon-Ton Stores, Inc.	Retail Stores	Senior Secured Notes 10.625%(4)(5)	7/15/2017	1,000,000	914,795	951,200	4.6%

				1,000,000	914,795	951,200
Camp Systems International, Inc.	Aerospace & Defense	Senior Secured Loans - Second Lien LIBOR + 8.75%, 1.25% Floor	11/30/2019	500,000	490,523	505,000	2.4%

				500,000	490,523	505,000
Cengage Learning, Inc.	Healthcare, Education, and Childcare	Senior Secured Notes 11.500%(4)(5)	4/15/2020	1,250,000	1,348,108	1,062,500	5.2%

				1,250,000	1,348,108	1,062,500
Checkers Drive-In Restaurants, Inc.	Restaurant & Franchise	Senior Secured Notes 11.000%(4)(5)	12/1/2017	1,500,000	1,504,956	1,504,956	7.3%

				1,500,000	1,504,956	1,504,956
Deltek, Inc.	Software	Senior Secured Loans - Second Lien LIBOR + 8.75%, 1.25% Floor(3)	10/31/2019	1,000,000	985,343	985,343	4.8%

				1,000,000	985,343	985,343
Dispensing Dynamics International, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Notes 12.500%(3)(4)(5)	1/1/2018	1,200,000	1,176,009	1,176,009	5.7%

				1,200,000	1,176,009	1,176,009
EarthLink, Inc.	Telecommunications	Senior Secured Notes 10.500%(4)(5)(7)	4/1/2016	900,000	950,574	957,420	4.6%

				900,000	950,574	957,420
Exide Technologies	Machinery (Nonagriculture, Nonconstruction, Nonelectric)	Senior Secured Notes 8.625%(3)(4)(5)(7)	2/1/2018	1,600,000	1,336,979	1,364,001	6.6%

				1,600,000	1,336,979	1,364,001
Fifth and Pacific Companies, Inc.	Retail Stores	Senior Secured Notes 10.500%(4)(5)(7)	4/15/2019	500,000	557,130	557,130	2.7%

				500,000	557,130	557,130
Great Atlantic & Pacific Tea Company	Grocery	Senior Secured Loans - First Lien LIBOR + 9%, 2% Floor(3)	3/13/2017	942,875	964,535	964,535	4.7%

				942,875	964,535	964,535
Green Field Energy Services, Inc.	Oil and Gas	Senior Secured Notes 13.000%(4)(5)	11/15/2016	512,000	494,791	494,791	2.4%
		Warrants/Equity		20,000	20,000	15,115	0.1%

				532,000	514,791	509,906

Company(1)	Industry	Type of Investment	Maturity	Par Amount/ Quantity	Cost	Fair Value	% of Net Assets(2)
IDQ Holdings, Inc.	Automobile	Senior Secured Notes 11.500%(4)(5)	4/1/2017	1,000,000	1,044,468	1,078,200	5.2%

				1,000,000	1,044,468	1,078,200
Ineos Finance PLC	Chemicals	Senior Secured Notes 7.500%(4)(5)	5/1/2020	1,250,000	1,285,207	1,285,207	6.2%

				1,250,000	1,285,207	1,285,207
Innovation Ventures, Inc.	Retail	Senior Secured Notes 9.500%(4)(5)	8/1/2019	1,250,000	1,224,724	1,179,375	5.7%

				1,250,000	1,224,724	1,179,375
Integra Telecom, Inc.	Telecommunications	Senior Secured Notes 10.750%(3)(4)(5)	4/15/2016	750,000	722,600	757,500	3.7%

				750,000	722,600	757,500
Linc Energy Finance (USA), Inc.	Oil and Gas	Senior Secured Notes 12.500%(3)(4)(5)(7)	10/31/2017	1,000,000	980,715	980,715	4.8%

				1,000,000	980,715	980,715
Maxim Crane Works Holdings, Inc.	Industrial	Senior Secured Notes 12.250%(4)(5)	4/15/2015	1,000,000	1,010,037	1,029,400	5.0%

				1,000,000	1,010,037	1,029,400
Mohegan Tribal Gaming Authority	Gaming	Senior Secured Notes 11.500%(4)(5)	11/1/2017	1,000,000	1,045,312	1,045,312	5.1%

				1,000,000	1,045,312	1,045,312
Pittsburgh Glass Works, LLC	Automobile	Senior Secured Notes 8.500%(4)(5)	4/15/2016	1,425,000	1,325,728	1,311,000	6.4%

				1,425,000	1,325,728	1,311,000
Prince Minerals Holding Corp.	Mining, Steel, Iron, and Nonprecious Metals	Senior Secured Notes 11.500%(3)(4)(5)	12/15/2019	1,200,000	1,186,001	1,248,000	6.1%

				1,200,000	1,186,001	1,248,000
Satmex Mexicanos, S.A. de C.V.	Telecommunications	Senior Secured Notes 9.500%(4)(5)(7)	5/15/2017	1,000,000	1,035,564	1,035,564	5.0%

				1,000,000	1,035,564	1,035,564
Securus Technologies, Inc.	Telecommunications	Senior Secured Loans - Second Lien LIBOR + 9.00%, 1.75% Floor	5/31/2018	500,000	490,854	490,854	2.4%

				500,000	490,854	490,854
Shale-Inland Holdings, Inc.	Energy	Senior Secured Notes 8.750%(4)(5)	11/15/2019	1,000,000	993,624	1,010,000	4.9%

				1,000,000	993,624	1,010,000
Sizzling Platter, LLC	Restaurant & Franchise	Senior Secured Notes 12.250%(3)(4)(5)	4/15/2016	1,652,000	1,715,987	1,715,987	8.3%

				1,652,000	1,715,987	1,715,987
Tempel Steel Company	Mining, Steel, Iron, and Nonprecious Metals	Senior Secured Notes 12.000%(3)(4)(5)	8/15/2016	1,115,000	1,102,986	1,090,024	5.3%

				1,115,000	1,102,986	1,090,024
Tower International, Inc.	Automobile	Senior Secured Notes 10.625%(3)(4)(5)	9/1/2017	500,000	518,324	534,500	2.6%

				500,000	518,324	534,500
Travelport LLC	Business Services	Senior Secured Loans - Second Lien LIBOR + 9.5%, 1.5% Floor	11/22/2015	500,000	487,178	497,050	2.4%

				500,000	487,178	497,050
US Well Services, Inc.	Oil and Gas	Senior Secured Notes 14.500%(3)(4)(5)	2/15/2017	1,518,405	1,504,921	1,503,828	7.3%
		Warrants/Equity(3)		1,518	152	—	0.0%

				1,519,923	1,505,073	1,503,828

Company(1)	Industry	Type of Investment	Maturity	Par Amount/ Quantity	Cost	Fair Value	% of Net Assets(2)
WeLocalize, Inc.	Business Services	Senior Secured Loans - First Lien LIBOR + 8%, 2% Floor(3)	11/19/2015	459,478	459,478	459,478	2.2%
		Senior Secured Loans - First Lien LIBOR + 9%, 2% Floor, 1.25% PIK(3)	11/19/2015	538,617	538,617	538,617	2.6%

				998,095	998,095	998,095
Total non-controlled/ non-affiliated investments					30,599,349	30,580,211	148.3%

US Government Treasuries - 29.1%
US Treasury Bill		Government Securities 1.375%	1/15/2013	6,000,000.00	6,003,022	6,003,000	29.1%

Total Investments and US Government Treasuries - 177.4%					$36,602,371	$36,583,211	177.4%

(1)	All of our portfolio investments are domiciled in the United States except for Satmex Mexicanos S.A. de C.V., which is domiciled in Mexico.
(2)	Percentage is based on net assets of $20,622,982 as of December 31, 2012.
(3)	An affiliated fund that is managed by an affiliate of SIC Advisors LLC also holds an investment in this security.
(4)

Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent $25,674,219 and 124.6% of net assets as of December 31, 2012 and are considered restricted.

(5)	Positions are held as collateral for margin borrowings from our prime broker. The fair value for collateral held at December 31, 2012 is $25,674,219.
(6)	The December 31, 2012 presentation has been revised to conform to the current period presentation.
(7)

The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 12.6% of the Company’s portfolio investments at fair value as of December 31, 2012.

SIERRA INCOME CORPORATION

Notes to Consolidated Financial Statements

December 31, 2013

Note 1. Organization

Sierra Income Corporation (the “Company”) was incorporated under the general corporation laws of the State of Maryland on June 13, 2011 and formally commenced operations on April 17, 2012. The Company is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is externally managed by SIC Advisors LLC (“SIC Advisors”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Company has elected and intends to qualify to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ended December 31, 2012, and intends to so qualify annually thereafter. The Company’s fiscal year-end is December 31st.

On April 17, 2012, the Company successfully reached its minimum escrow requirement and officially commenced operations by issuing 1,108,033 shares of common stock to SIC Advisors for gross proceeds of $10,000,000. The Company’s offering period is currently scheduled to terminate on April 16, 2015, unless extended. Since commencing its operations, the Company has sold a total of 16,663,500 shares of common stock, which includes shares issued as part of the distribution reinvestment plan (see Note 12), for total proceeds of $160.9 million, which includes the shares sold to SIC Advisors. The proceeds from the issuance of common stock are presented in the Company’s consolidated statements of changes in net assets and consolidated statements of cash flows and are presented net of selling commissions and dealer manager fees.

On August 15, 2013, the Company formed Arbor Funding LLC, a wholly-owned financing subsidiary.

The Company’s investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. The Company intends to meet its investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on senior secured debt, second lien debt and, to a lesser extent, subordinated debt. The Company will originate transactions sourced through SIC Advisors’ direct origination network, and also expects to acquire debt securities through the secondary market. The Company may make equity investments in companies that it believes will generate appropriate risk adjusted returns, although it does not expect this to be a substantial portion of the portfolio.

Note 2. Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”). Additionally, the accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and Regulation S-X. In the opinion of management, the financial results included herein all adjustments and reclassifications that are necessary for the fair presentation of financial statements for the periods included herein. The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments or investments with original maturities of three months or less. Cash and cash equivalents include deposits in a money market account. The

Company deposits its cash in a financial institution which, at times, may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Offering Costs

Offering costs incurred directly by the Company will be recorded in the period incurred. See Note 7 regarding offering costs paid for by SIC Advisors.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Deferred Financing Costs

Financing costs, incurred in connection with our credit facility, are deferred and amortized over the life of the facility.

Indemnification

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

New Accounting Pronouncements

In June 2013, the FASB issued Accounting Standards Update 2013-08 “Financial Services-Investment Companies (Topic 946) Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). ASU 2013-08 more closely aligns US GAAP with International Financial Reporting Standards by clarifying the characteristics of an investment company and requiring certain new disclosures. The new disclosures required include information about the following items: (i) the type and amount of financial support provided to investee companies, including situations in which the Company assisted an investee in obtaining financial support, (ii) the primary reasons for providing the financial support, (iii) the type and amount of financial support the Company is contractually required to provide to an investee, but has not yet provided, and (iv) the primary reasons for the contractual requirement to provide the financial support. ASU 2013-08 is effective for reporting periods that begin after December 15, 2013, and early application is prohibited.

Revenue Recognition

Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis. We record amortized or accreted discounts or premiums as interest income using the effective interest method. Dividend income, if any, is recognized on an accrual basis to the extent that the Company expects to collect such amount.

Origination/closing, amendment and transaction break-up fees associated with investments in portfolio companies are recognized as income in the period that we become entitled to such fees. Other fees are capitalized as deferred revenue and recorded into income over the respective period. Other fee income for the years ended December 31, 2013 and 2012 was $619,861 and $6,750, respectively.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. For the years ended December 31, 2013 and 2012 the Company earned $580 and $3,911 in PIK interest, respectively.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations. For total return swap transactions, periodic payments are received or made at the end of each settlement period, but prior to settlement are recorded as realized gains or losses on total return swap in the consolidated statements of operations.

Management reviews all loans that become 90 days or more past due on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on non-accrual status. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although the Company may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, it would be deemed to “control” a portfolio company if it owns more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. The Company refers to such investments in portfolio companies that it “controls” as “Control Investments.” Under the 1940 Act, the Company would be deemed to be an “Affiliated Person” of a portfolio company if it owns between 5% and 25% of the portfolio company’s outstanding voting securities or if it is under common control with such portfolio company. The Company refers to such investments in Affiliated Persons as “Affiliated Investments.” As of December 31, 2013, the Company has no Controlled Investments or Affiliated Investments.

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 - Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. The Company weighs the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on market data obtained from the third-party valuation firms, the Company uses a combined market yield analysis and an enterprise model of valuation. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, the Company weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model. We may estimate the fair value of warrants based on a model such as the Black-Scholes model or simulation models or a combination thereof.

Over-the-counter (OTC) derivative contracts, such as total return swaps (discussed in Note 5) are fair valued using models that measure the change in fair value of reference assets underlying the swaps offset against any fees payable to the swap counterparty. The fair values of the reference assets underlying the swap are determined using similar methods as described above for debt and equity investments where the Company also invests directly in such assets.

The Company undertakes a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	the Company’s quarterly valuation process begins with each portfolio investment being initially valued by the investment professionals responsible for monitoring the portfolio investment;

•	conclusions are then documented and discussed with senior management; and

•

an independent valuation firm engaged by the Company’s board of directors prepares an independent valuation report for approximately one third of the portfolio investments each quarter on a rotating quarterly basis on non fiscal year-end quarters, such that each of these investments will be valued by an independent valuation firm at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms.

In addition, all of the Company’s investments are subject to the following valuation process:

•	management reviews preliminary valuations and their own independent assessment;

•	the audit committee of the Company’s board of directors reviews the preliminary valuations of senior management and independent valuation firms; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of SIC Advisors, the respective independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Fair Value of Financial Instruments

The carrying amounts of certain of the Company’s financial instruments, including cash and cash equivalents, accounts payable and accrued expenses, approximate fair value due to their short-term nature.

Federal Income Taxes

The Company has elected to be treated as a RIC under subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of its investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of the Company’s gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

The Company will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount, the Company must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as 1) PIK interest income and 2) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

Although we file federal and state tax returns, our major tax jurisdiction is federal. The Company’s federal tax returns from inception-to-date remain subject to examination by the Internal Revenue Service.

The Company accounts for income taxes in conformity with ASC Topic 740—Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. There were no material uncertain income tax positions at December 31, 2013.

Permanent differences between ICTI and net investment income for financial reporting purposes are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended December 31, 2013 and 2012, the Company reclassified for book purposes amounts arising from permanent book/tax differences related to the different tax treatment of realized gain/(loss) on swaps, defaulted bonds, return of capital distributions and certain fee income as follows:

	As of December 31, 2013	As of December 31, 2012
Capital in excess of par value	$—	$(328,132)
Accumulated undistributed net investment income (loss)	236,207	328,132
Accumulated undistributed/(distributions in excess of) net realized gain (loss) from investments	(236,207)	—

The following table reflects, for tax purposes, the sources of the cash distributions that the Company has paid on its common stock during the years ended December 31, 2013 and 2012:

	Year ended December 31, 2013		Year Ended December 31, 2012
Source of Distribution	Distribution Amount(1)	Percentage	Distribution Amount	Percentage
Return of capital from offering proceeds	$—	—%	$—	—%
Return of capital from borrowings	—	—	—	—
Net investment income	6,032,061	100.0	637,330	100.0
Return of capital (other)	—	—	—	—

Distributions on a tax basis:	$6,032,061	100.0%	$637,330	100.0%

(1) The Distribution Amount and Percentage reflected for December 31, 2013 are estimated figures. The actual source of distributions for the fiscal year ending 2013 will be calculated in connection with the Company’s year-end procedures.

For federal income tax purposes, the cost of portfolio investments owned at December 31, 2013 and 2012 was $137,344,332 and $36,595,644, respectively. For the year ended December 31, 2013, gross unrealized appreciation and depreciation for federal income tax purposes were $1,379,930 and $922,725, respectively, resulting in net unrealized appreciation of $457,205. For the year ended December 31, 2012, gross unrealized appreciation and depreciation for federal income tax purposes were $352,398 and $364,831, respectively, resulting in net unrealized depreciation of $12,433.

At December 31, 2013 and 2012, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Consolidated Statement of Assets and Liabilities by temporary and other book/tax differences, primarily relating to the tax treatment of dividends payable, defaulted bonds and unamortized upfront fees, as follows:

	As of December 31, 2013	As of December 31, 2012
Undistributed net investment income	$110,912	$196,405
Accumulated capital gains (losses)	—	—
Other temporary differences	3,363	6,727
Capital loss carryover	(138,783)	—
Unrealized appreciation (depreciation)	457,205	(19,160)

Components of tax distributable earnings at year end	$432,697	$183,972

Segments

The Company invests in various industries. The Company separately evaluates the performance of each of its investment relationships. However, because each of these investment relationships has similar business and economic characteristics, they have been aggregated into a single investment segment. All applicable segment disclosures are included in or can be derived from the Company’s consolidated financial statements. See Note 3 for further information.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

SIC Advisors has broad discretion in making investments for the Company. Investments generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuates.

The value of the Company’s investments in loans and bonds may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as the Company’s borrowers, and those for which market yields are observable increase materially. SIC Advisors may attempt to minimize these risks by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Note 3. Investments

The following table shows the composition of the Company’s portfolio investments by industry classification at fair value at December 31, 2013:

	Fair Value	Percentage
Oil and Gas	$18,862,779	13.7%
Telecommunications	17,073,865	12.4%
Retail Stores	16,995,844	12.3%
Electronics	13,996,099	10.2%
Healthcare, Education, and Childcare	12,307,691	8.9%
Chemicals, Plastics, and Rubber	9,810,000	7.1%
Personal and Nondurable Consumer Products (Manufacturing Only)	9,154,092	6.7%
Finance	6,808,098	4.9%
Automobile	6,119,250	4.4%
Beverage, Food, and Tobacco	5,755,736	4.2%
Cargo Transport	5,677,727	4.1%
Hotels, Motels, Inns, and Gaming	3,056,250	2.2%
Diversified/Conglomerate Service	2,511,528	1.8%
Mining, Steel, Iron, and Nonprecious Metals	2,396,489	1.7%
Broadcasting and Entertainment	2,300,535	1.7%
Aerospace and Defense	2,016,472	1.5%
Leisure, Amusement, Motion Pictures, and Entertainment	2,007,080	1.5%
Grocery	952,002	0.7%

Total	$137,801,537	100.0%

See Note 5 for industry classifications of the underlying TRS reference assets as of December 31, 2013.

The following table shows the composition of the Company’s portfolio investments by industry classification at fair value at December 31, 2012:

	Fair Value	Percentage
Telecommunications	3,241,338	10.5%
Restaurant & Franchise	3,220,943	10.4%
Mining, Steel, Iron, and Nonprecious Metals	3,139,624	10.3%
Oil and Gas	2,994,449	9.8%
Automobile	2,923,700	9.6%
Retail Stores	1,508,330	4.9%
Business Services	1,495,145	4.9%
Machinery (Nonagriculture, Nonconstruction, Nonelectric)	1,364,001	4.5%
Chemicals	1,285,207	4.2%
Retail	1,179,375	3.9%
Personal and Nondurable Consumer Products (Manufacturing Only)	1,176,009	3.8%
Healthcare, Education, and Childcare	1,062,500	3.5%
Gaming	1,045,312	3.4%
Industrial	1,029,400	3.4%
Energy	1,010,000	3.3%
Software	985,343	3.2%
Grocery	964,535	3.2%
Aerospace & Defense	505,000	1.7%
Electronics	450,000	1.5%

Total	$30,580,211	100.0%

The following table summarizes the amortized cost and the fair value of the Company’s portfolio investments as of December 31, 2013:

	Amortized Cost	Percentage	Fair Value	Percentage
Senior secured first lien term loans	$28,617,156	20.9	$28,583,326	20.8%
Senior secured first lien notes	47,352,921	34.5	47,427,311	34.4
Senior secured second lien term loans	56,224,549	40.9	56,481,247	41.0
Senior secured second lien notes	5,108,477	3.7	5,254,676	3.8
Warrants/Equity	29,173	—	54,977	—

Total	$137,332,276	100.0%	$137,801,537	100.0%

The following table summarizes the amortized cost and the fair value of the Company’s portfolio in debt and equity investments as of December 31, 2012:

	Amortized Cost	Percentage	Fair Value	Percentage
Senior secured first lien term loans	$1,962,630	6.4%	$1,962,630	6.4%
Senior secured second lien term loans	2,903,898	9.5	2,928,247	9.6
Senior secured notes	25,712,669	84.0	25,674,219	84.0
Warrants/Equity	20,152	0.1	15,115	0.0

Total	$30,599,349	100.0%	$30,580,211	100.0%

The following table shows the composition of the Company’s portfolio investments by geography classification at fair value at December 31, 2013:

Geography	Fair Value	Percentage
United States	$135,116,448	98.1%
Canada	2,685,089	1.9

Total	$137,801,537	100.0%

The following table shows the composition of the Company’s portfolio investments by geography classification at fair value at December 31, 2012:

Geography	Fair Value	Percentage
United States	$29,544,647	96.6%
Mexico	1,035,564	3.4

Total	$30,580,211	100.0%

Opportunities for co-investments may arise when SIC Advisors or an affiliated adviser becomes aware of investment opportunities that may be appropriate for the Company and other clients, or affiliated funds. As a BDC, the Company was substantially limited in its ability to co-invest in privately negotiated transactions with affiliated funds until it obtained an exemptive order from the SEC on November 25, 2013 (the “Exemptive Order”). The Exemptive Order permits the Company to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley, LLC, the parent company of Medley Capital LLC and SIC Advisors, or an investment adviser controlled by Medley, LLC in a manner consistent with its investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors. Co-investment under the Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, the Company’s board of directors determines that it would be advantageous for the Company to co-invest in a manner described in the Exemptive Order. Before receiving the Exemptive Order, the Company only participated in co-investments that were allowed under existing regulatory guidance, such as syndicated loan transactions where price was the only negotiated term, which limited the types of investments that the Company could make. Please refer to footnote 3 to the Schedule of Investments as of December 31, 2013 for disclosures regarding securities also held by affiliated funds.

Note 4. Fair Value Measurements

The Company follows ASC 820 for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.

•

Level 2—Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

•

Level 3—Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and is based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company employs the valuation policy approved by the board of directors that is consistent with ASC 820 (see Note 2). Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value.

The following table presents the fair value measurements of the Company’s total investments, by major class according to the fair value hierarchy, as of December 31, 2013:

Type of Investment	Level 1	Level 2	Level 3	Total
Senior secured first lien term loans	$—	$—	$28,583,326	$28,583,326
Senior secured first lien notes	—	5,509,312	41,917,999	47,427,311
Senior secured second lien term loans	—	—	56,481,247	56,481,247
Senior secured second lien notes	—	—	5,254,676	5,254,676
Warrants/Equity	—	—	54,977	54,977

Total	$—	$5,509,312	$132,292,225	$137,801,537

Derivative Instrument - Long Exposure	Level 1	Level 2	Level 3	Total
Asset
Total return swap with Citibank, N.A.	$—	$—	$351,396	$351,396

The following table presents the fair value measurements of the Company’s portfolio investments, by major class according to the fair value hierarchy, as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Senior secured first lien term loans	$—	$—	$1,962,630	$1,962,630
Senior secured second lien term loans	—	—	2,928,247	2,928,247
Senior secured notes	—	3,123,021	22,551,198	25,674,219
Warrants/Equity	—	—	15,115	15,115
US Government Treasuries	—	6,003,000	—	6,003,000

Total	$—	$9,126,021	$27,457,190	$36,583,211

The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the year ended December 31, 2013 based off of fair value hierarchy at December 31, 2013:

	Senior Secured First Lien Notes	Senior Secured Second Lien Notes	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Warrants/ Equity	Total Return Swap	Total
Balance, December 31, 2012	$18,214,286	$4,336,912	$1,962,630	$2,928,247	$15,115	$—	$27,457,190
Purchases	32,361,031	8,413,823	28,305,402	57,666,279	9,021	—	126,755,556
Sales	(8,618,478)	(8,218,562)	(1,665,340)	(4,372,805)	—	—	(22,875,185)
Transfers in	—	1,659,221	—	—	—	—	1,659,221
Transfers out	—	(1,508,330)	—	—	—	—	(1,508,330)
Amortization of discount/(premium)	(70,796)	7,674	3,929	5,556	—	—	(53,637)
Paid-in-kind interest income	—	—	580	—	—	—	580
Net realized gains	(306,571)	422,374	9,955	21,621	—	—	147,379
Net change in unrealized appreciation (depreciation)	338,527	141,564	(33,830)	232,349	30,841	351,396	1,060,847

Balance, December 31, 2013	$41,917,999	$5,254,676	$28,583,326	$56,481,247	$54,977	$351,396	$132,643,621

Change in net unrealized appreciation (depreciation) in investments held as of December 31, 2013(1)	$79,617	$90,431	$(33,858)	$221,794	$54,803	$351,396	$764,183

(1)	Amount is included in the related amount on investments and derivative instruments in the condensed consolidated statements of operations.

During the year ended December 31, 2013, the Company recorded $1,508,330 of transfers from Level 3 to Level 2 due to an increase of observable inputs in market data and $1,659,221 in transfers from level 2 to level 3 due to a decrease in observable market data.

The following table provides a reconciliation of the beginning and ending balances for portfolio investments that use Level 3 inputs for the year ended December 31, 2012 based off of fair value hierarchy at December 31, 2012:

	Senior Secured Notes	First Lien Term Loans	Second Lien Term Loans	Warrants/ Equity	Total
Balance, December 31, 2011	$—	$—	$—	$—	$—
Purchases	23,691,208	3,941,316	2,900,000	20,152	30,552,676
Sales	(1,007,500)	(1,983,131)	—	—	(2,990,631)
Amortization of discount/(premium)	(14,224)	(2,030)	3,899	—	(12,355)
Paid-in-kind interest income	—	3,911	—	—	3,911
Net realized gains	22,500	2,565	—	—	25,065
Net change in unrealized appreciation (depreciation)	(140,786)	(1)	24,348	(5,037)	(121,476)

Balance, December 31, 2012	$22,551,198	$1,962,630	$2,928,247	$15,115	27,457,190

During the year ended December 31, 2012, there were no transfers from Level 3 to Level 2 or from Level 2 to Level 3.

The following table presents the quantitative information about level 3 fair value measurements of our total investments, as of December 31, 2013:

	Fair Value	Valuation techniques	Unobservable input	Range (weighted average)
Senior secured first lien term loans	$28,583,326	Market approach	Market yield	5.66% -10.51% (9.52%	)
Senior secured first lien notes	$41,917,999	Market approach	Market yield	7.35% -15.05% (10.22%	)
		Enterprise valuation analysis	Liquidation Proceeds	$189.0M - $222.4M ($205.8M	)
Senior secured second lien term loans	$56,481,247	Market approach	Market yield	8.05% -11.83% (9.65%	)
Senior secured second lien notes	$5,254,676	Market approach	Market yield	7.59% -10.67% (9.23%	)
Warrants/Equity	$54,977	Enterprise valuation analysis	EBITDA multiple	5.00x (5.00x	)
			Liquidation Proceeds	$189.0M - $222.4M ($205.8M	)
Total return swap	$351,396	Market approach	Market yield	5.16% -10.18% (8.49%	)

The following table presents the quantitative information about level 3 fair value measurements of our portfolio investments, as of December 31, 2012:

	Fair Value	Valuation techniques	Unobservable input	Range (weighted average)
Senior secured first lien term loans	$1,962,630	Market approach	Market yield	8.8% - 13.2% (10.8%)
Senior secured second lien term loans	$2,928,247	Market approach	Market yield	8.9% - 13.9% (10.5%)
Senior secured notes	$22,551,198	Market approach	Market yield	4.2% - 15.8% (12.0%)
Warrants/Equity	$15,115	Enterprise valuation analysis	EBITDA multiple	1x

The significant unobservable inputs used in the fair value measurement of the Company’s debt and derivative investments are market yields. Significant increases in market yields would result in significantly lower fair value measurements.

The significant unobservable inputs used in the fair value measurement of the Company’s warrants/equity investments are comparable company EBITDA multiples. Significant decreases in EBITDA multiples in isolation would result in significantly lower fair value measurements.

Note 5. Total Return Swap

On August 27, 2013, the Company, through its wholly-owned financing subsidiary, Arbor Funding LLC (“Arbor”), entered into a total return swap (“TRS”) with Citibank, N.A. (“Citibank”).

The TRS with Citibank enables Arbor, to obtain the economic benefit of the loans underlying the TRS, despite the fact that such loans will not be directly held or otherwise owned by Arbor, in return for an interest-type payment to Citibank. Accordingly, the TRS is analogous to Arbor utilizing leverage to acquire loans and incurring an interest expense to a lender.

SIC Advisors acts as the investment manager of Arbor and has discretion over the composition of the basket of loans underlying the TRS. The terms of the TRS are governed by an ISDA 2002 Master Agreement, the Schedule thereto and Credit Support Annex to such Schedule, and the Confirmation exchanged thereunder, between Arbor and Citibank, which collectively establish the TRS, and are collectively referred to herein as the “TRS Agreement”.

Pursuant to the terms of the TRS Agreement, and subject to conditions customary for transactions of this nature, Arbor may select a portfolio of loans with a maximum market value (determined at the time each such loan becomes subject to the TRS) of $100,000,000, which is also referred to as the maximum notional amount of the TRS. Each individual loan, and the portfolio of loans taken as a whole, must meet criteria described in the TRS Agreement. Arbor receives from Citibank a periodic payment on set dates that is based upon any coupons, both earned and accrued, generated by the loans underlying the TRS, subject to limitations described in the TRS Agreement as well as any fees associated with the loans included in the portfolio. Arbor pays to Citibank interest at a rate equal to one-month LIBOR + 1.3% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, Arbor either receives from Citibank the appreciation in the value of such loan, or pays to Citibank any depreciation in the value of such loan.

Citibank may terminate the TRS on or after the second anniversary of the effectiveness of the TRS. SIC Advisors may terminate the TRS on behalf of Arbor at any time upon providing 10 days prior notice to Citibank. Any termination by SIC Advisors on behalf of Arbor prior to the second anniversary of the effectiveness of the TRS will result in payment of an early termination fee to Citibank. The early termination fee shall equal the present value of the following two cash flows: (a) interest payments at a rate equal 1.30% based on 70% of the maximum notional amount of $100,000,000, payable from the later of the first anniversary of the effectiveness of the TRS or the termination date until the second anniversary of the effectiveness of the TRS and (b) interest payments at a rate equal to 0.15% based on the maximum notional amount of $100,000,000, payable from the later of the first anniversary of the effectiveness of the TRS or the termination date until the second anniversary of the effectiveness of the TRS.

Arbor is required to pay a minimum usage fee in connection with the TRS of 1.3% on the amount equal to 85% of the average daily unused portion of the maximum amount permitted under the TRS. Such minimum usage fee will not apply during the first 365 days and last 60 days of the term of the TRS. Arbor will also pay Citibank customary fees in connection with the establishment and maintenance of the TRS.

Arbor is required to initially cash collateralize a specified percentage of each loan (generally 25% to 35% of the market value of such loan) included under the TRS in accordance with margin requirements described in the TRS Agreement. Arbor has posted $6,706,159 in collateral to Citibank in relation to the TRS which is recorded on the consolidated statements of assets and liabilities as cash collateral on total return swap. Arbor may be required to post additional collateral from time to time as a result of a decline in the mark-to-market value of the portfolio of loans subject to the TRS. The obligations of Arbor under the TRS Agreement are non-recourse to the Company and the Company’s exposure under the TRS Agreement is limited to the value of the Company’s investment in Arbor, which generally equals the value of cash collateral provided by Arbor under the TRS Agreement.

In connection with the TRS, Arbor has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default and termination events included in the form ISDA 2002 Master Agreement, the TRS Agreement contains the following termination events: (a) a failure to satisfy the portfolio criteria for at least 30 days; (b) a failure to post initial cash collateral or additional collateral as required by the TRS Agreement; (c) a default by Arbor or the Company with respect to indebtedness in an amount equal to or greater than the lesser of $10,000,000 and 2% of the Company’s net asset value at such time; (d) a merger of Arbor or the Company meeting certain criteria; (e) the Company or Arbor amending their respective constituent documents to alter their investment strategy in a manner that has or could reasonably be expected to have a material adverse effect; and (f) SIC Advisors ceasing to be the investment manager of Arbor or to have authority to enter into transactions under the TRS Agreement on behalf of Arbor, and not being replaced by an entity reasonably acceptable to Citibank. As of December 31, 2013, the Company did not have any derivatives with contingent features in net liability positions. Therefore, if a trigger event had occurred at December 31, 2013, no amount would have been required to be posted by the Company.

The Company’s maximum derivative risk exposure as of December 31, 2013 is $6,706,159, which is recorded on the consolidated statement of assets and liabilities as cash collateral on total return swap.

The Company’s derivative asset due from Citibank, net of amounts available for offset under a master netting agreement as of December 31, 2013, was $155,317, which is recorded on the consolidated statement of assets and liabilities as receivable due on total return swap. The Company does not offset collateral posted in relation to the TRS with any unrealized appreciation or depreciation outstanding in the consolidated statement of assets and liabilities as of December 31, 2013.

Transactions in total return swap contracts during the year ended December 31, 2013 were $155,317 in realized gains and $351,396 in unrealized gains, which is recorded on the consolidated statement of operations.

The Company only held one derivative position during the year ended December 31, 2013 and the derivative held is subject to a netting arrangement. The following table represents the Company’s gross and net amounts after offset under Master Agreements (“MA”) of the derivative assets and liabilities presented by derivative type net of the related collateral pledged by the Company as of December 31, 2013:

	Gross Derivative Assets Subject to a MA	Derivative Amount Available for Offset	Net Amount Presented in the Consolidated Statement of Assets and Liabilities	Cash Collateral Received	Net Amount of Derivative Assets
Total Return Swap(1)	$351,396	—	$351,396	—	$351,396

(1)

Cash was posted for initial margin requirements for the total return swap as of December 31, 2013 and is reported on the consolidated statement of assets and liabilities as cash collateral on total return swap.

The following represents the volume of the Company’s derivative transactions during the year ended December 31, 2013:

Average notional par amount of contracts	$13,545,525	(1)

(1)	Position was open for four months during the year.

The following is a summary of the underlying TRS reference assets as of December 31, 2013:

Company(3)	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Initial Notional (Cost)(4)	Fair Value	Unrealized Appreciation (Depreciation)
AMF Bowling Worldwide, Inc.	Broadcasting and Entertainment	Senior Secured First Lien Term Loan	LIBOR + 7.500%, 1.250% Floor	6/29/2018	2,981,250	$2,966,345	$2,988,703	$22,358
AP Gaming I, LLC	Electronics	Senior Secured First Lien Term Loan	LIBOR + 8.250%, 1.000% Floor(2)	12/18/2020	6,750,000	6,547,500	6,581,250	33,750
El Pollo Loco Inc.	Personal, Food, and Miscellaneous Services	Senior Secured Second Lien Term Loan	LIBOR + 8.500%, 1.000% Floor	4/9/2019	1,500,000	1,485,000	1,507,500	22,500
Fieldwood Energy LLC	Oil and Gas	Senior Secured Second Lien Term Loan	LIBOR + 7.125%, 1.250% Floor	9/30/2020	1,000,000	970,000	1,020,000	50,000
Greenway Medical Technologies, Inc.	Healthcare, Education, and Childcare	Senior Secured First Lien Term Loan	LIBOR + 5.000%, 1.000% Floor	11/2/2020	1,500,000	1,485,000	1,492,500	7,500
Isola USA	Diversified/ Conglomerate Service	Senior Secured First Lien Term Loan	LIBOR + 8.250%, 1.000% Floor	11/23/2018	4,000,000	3,940,000	4,020,000	80,000
Livingston International, Inc.	Diversified/ Conglomerate Manufacturing	Senior Secured Second Lien Term Loan	LIBOR + 7.750%, 1.250% Floor(1)(3)	4/18/2020	1,954,783	1,969,443	1,976,813	7,370
Maxim Crane Works Holdings, Inc.	Diversified/ Conglomerate Service	Senior Secured Second Lien Term Loan	LIBOR + 9.250%, 1.000% Floor(2)	11/26/2018	500,000	492,500	501,250	8,750
McGraw-Hill Companies, Inc.	Healthcare, Education, and Childcare	Senior Secured First Lien Term Loan	LIBOR + 7.750%, 1.250% Floor	3/22/2019	1,994,987	2,024,912	2,029,062	4,150
Mohegan Tribal Gaming Authority	Hotels, Motels, Inns, and Gaming	Senior Secured First Lien Term Loan	LIBOR + 4.500%, 1.000% Floor	11/19/2019	2,000,000	1,980,000	2,028,760	48,760
Polymer Group Inc.	Containers, Packaging, and Glass	Senior Secured First Lien Term Loan	LIBOR + 4.250%, 1.000% Floor(2)	12/13/2019	1,000,000	995,000	1,004,380	9,380

						$24,855,700	$25,150,218	$294,518
Total accrued interest income, net of expenses								56,878

Total unrealized appreciation on total return swap								$351,396

(1)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended.
(2)	The referenced asset or portion thereof is unsettled as of December 31, 2013.
(3)	All investments are domiciled in the United States except for Livingston International, Inc., which is domiciled in the Canada.
(4)	Represents the initial amount of par on an investment in which the TRS is referenced.

Note 6. Borrowings

As a BDC, the Company is only allowed to employ leverage to the extent that its asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that the Company employs at any time depends on its assessment of the market and other factors at the time of any proposed borrowing.

The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s margin borrowings are estimated based upon market interest rates for its own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. The Company’s debt obligation is recorded at its carrying value, which approximates fair value.

Prime Brokerage Agreement

Prior to December 4, 2013 the Company maintained a prime brokerage account and margin borrowing facility (the “Margin Facility”) with Barclays Capital Inc. (“Barclays”) for investment purposes that was based on the fair value of investments held at Barclays as determined by Barclays. The prime brokerage account and margin borrowing facility was closed on December 4, 2013 and, as of December 31, 2013 had no balance.

Revolving Credit Facility

On December 4, 2013, the Company entered into a three-year senior secured syndicated revolving credit facility with a one-year term out period (the “ING Facility”) pursuant to a Senior Secured Revolving Credit Agreement (the “Revolving Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING Facility matures on December 4, 2017 and is secured by substantially all of the Company’s assets, subject to certain exclusions as further set forth in a Guarantee, Pledge and Security Agreement (the “Security Agreement”) entered into in connection with the Revolving Credit Agreement, among the Company, the Subsidiary Guarantors party thereto, ING Capital LLC, as Administrative Agent, each Financial Agent and Designated Indebtedness Holder party thereto and ING Capital LLC, as Collateral Agent. The ING Facility also includes usual and customary representations, covenants and events of default for senior secured revolving credit facilities of this nature.

The ING Facility allows for the Company, at its option, to borrow money at a rate of either (i) an alternate base rate plus 2.50% per annum or (ii) LIBOR plus 3.50% per annum. The interest rate margins are subject to certain step-downs upon the satisfaction of certain conditions described in the Revolving Credit Agreement. The alternate base rate will be the greatest of (i) the U.S. Prime Rate set forth in the Wall Street Journal, (ii) the federal funds effective rate plus 1/2 of 1%, and (iii) three month LIBOR plus 1%. The initial commitment under the ING Facility is $50,000,000, and the ING Facility includes an accordion feature that allows for potential future expansion of the ING Facility up to a total of $100,000,000. Availability of loans under the ING Facility is linked to the valuation of the collateral pursuant to a borrowing base mechanism.

The Company is also required to pay a commitment fee to the lenders based on the daily unused portion of the aggregate commitments under the ING Facility. The commitment fee is (x) 0.50% for the initial six month period commencing on the closing date and (y) thereafter, 1% of the aggregate unused commitments if the used portion of the aggregate commitments is less than or equal to 35% of the aggregate commitments, or 0.50% if the used portion of the aggregate commitments is greater than 35% of the aggregate commitments. The ING Facility provides that the Company may use the proceeds of the facility for general corporate purposes, including making investments in accordance with the Company’s investment objective and strategy.

Borrowings under the Revolving Credit Agreement are subject to, among other things, a minimum borrowing base. Substantially all of the Company’s assets are pledged as collateral under the Revolving Credit Agreement. The ING Facility requires the Company to, among other things (i) make representations and warranties regarding the collateral as well the Company’s business and operations, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants. The documents for the Revolving Credit Agreement also include default provisions, such as the failure to make timely payments under the Revolving Credit Agreement, the occurrence of a change in control, and the failure by the Company to materially perform under the operative agreements governing the Revolving Credit Agreement, which, if not complied with, could accelerate repayment under the Revolving Credit Agreement, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations.

In connection with the security interest established under the Security Agreement, the Company, ING Capital LLC, in its capacity as collateral agent, and State Street Bank and Trust Company, in its capacity as the Company’s custodian, entered into a Control Agreement dated as of December 4, 2013 (the “Control Agreement”), in order to, among other things, perfect the security interest granted pursuant to the Security Agreement in, and provide for control over, the related collateral.

As of December 31, 2013, the carrying amount of the Company’s borrowings under the ING Facility approximated the fair value of our debt obligation. The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s borrowing under the ING Facility is estimated based upon market interest rates of the Company’s borrowing or entities with similar credit risk, adjusted for nonperformance risk, if any. At December 31, 2013, the ING Facility would be deemed to be level 3, as defined in Note 4.

As of December 31, 2013, $1,150,139 of financing costs related to the ING Facility have been capitalized and are being amortized over the respective terms. For the year ended December 31, 2013, the Company recorded $215,059 of interest and financing expenses related to the ING Facility, of which $179,505 was attributable to interest and $35,554 was attributable to amortization of deferred financing costs. As of December 31, 2013, the Company’s outstanding borrowings under the ING facility was $16,000,000. For the year ended December 31, 2013, our weighted average outstanding debt balance and interest rate on the ING Facility was $1,008,219 and 0.20%, respectively.

Note 7. Agreements

Investment Advisory Agreement

On April 16, 2012, the Company entered into an investment advisory agreement (“IAA”) with SIC Advisors to manage the Company’s investment activities. Pursuant to the IAA, SIC Advisors implements the Company’s business strategy on a day-to-day basis and performs certain services for the Company, subject to oversight by the Company’s board of directors. SIC Advisors is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investment transactions, asset sales, financings and performing asset management duties. Under the IAA, the Company has agreed to pay SIC Advisors a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of the Company’s gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. “Gross assets” also includes any cash collateral posted with respect to the TRS, adjusted for realized and unrealized appreciation. For the first quarter of the Company’s operations, the base management fee was calculated based on the initial value of the Company’s gross assets. Subsequently, the base management fee is calculated based on the gross assets at the end of each completed calendar quarter. Base management fees for any partial quarter are appropriately prorated. For the years ended December 31, 2013 and 2012, the Company recorded an expense for base management fees of $1,906,386 and $319,530, of which $814,655 and $171,317 were payable at December 31, 2013 and 2012, respectively.

The incentive fee consists of the following two parts:

An incentive fee on net investment income (“subordinated incentive fee on income”) is calculated and payable quarterly in arrears and is based upon pre-incentive fee net investment income for the immediately preceding quarter. No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed a quarterly return to stockholders of 1.75% per quarter on the Company’s net assets at the end of the immediately preceding fiscal quarter, (the “preferred quarterly return.”) All pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% of net assets at the end of the immediately preceding fiscal quarter in any quarter, will be payable to SIC Advisors. The Company refers to this portion of its subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on pre-incentive fee net investment income when pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter in any quarter. For any quarter in which the Company’s pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter, the subordinated incentive fee on income shall equal 20% of the amount of pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.

A capital gains incentive fee will be earned on realized investments and shall be payable in arrears as of the end of each calendar year during which the IAA is in effect. If the IAA is terminated, the fee will also become payable as of the effective date of such termination. The fee equals 20% of the realized capital gains, less the aggregate amount of any previously paid capital gains incentive fees. Incentive fee on capital gains is equal to realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis.

Under GAAP, the Company calculates capital gains incentive fees as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. GAAP requires that the capital gains incentive fee accrual assume the cumulative aggregate unrealized capital appreciation is realized, even though such unrealized capital appreciation is not payable under the IAA. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. There can be no assurance that such unrealized capital appreciation will be realized in the future and that the provisional capital gains incentive fee will become payable.

For the year ended December 31, 2013, the provisional capital gains incentive fee payable to SIC Advisors was $182,989. For the year ended December 31, 2012, the provisional capital gains incentive fee payable to SIC Advisors was $628.

Under the terms of the IAA, SIC Advisors bears all organization and offering expenses, as defined in the IAA, on behalf of the Company. Upon such time that the Company has either raised $300,000,000 in gross proceeds in connection with the sale of shares of its common stock or the offering period has expired, SIC Advisors shall no longer be obligated to bear, pay or otherwise be responsible for any ongoing organization and offering expenses on behalf of the Company, and the Company will be responsible for paying or otherwise incurring all such organization and offering expenses.

Pursuant to the terms of the IAA, the Company has agreed to reimburse SIC Advisors for any such organizational and offering expenses incurred by SIC Advisors not to exceed 1.25% of the gross subscriptions raised by the Company over the course of the offering period, which is currently scheduled to terminate two years from the initial offering date, unless extended.

In the event that other organizational and offering expenses exceed 5.25% of the gross proceeds from the sale of shares of the Company’s common stock pursuant to its public offering or one or more private offerings at the time of the completion of the offering or other organizational and offering expenses, together with selling commissions, dealer manager fees and any discounts paid to members of the Financial Industry Regulatory Authority, exceed 15% of the gross proceeds from the sale of shares of the Company’s common stock pursuant to its public offering or one or more private offerings at the time of the completion of the offering, then SIC Advisors shall be required to pay without reimbursement from the Company, or, if already paid by the Company, reimburse the Company, for amounts exceeding such 5.25% and 15% limit, as appropriate.

For the year ended December 31, 2013 and for the period from June 13, 2011 (inception) through December 31, 2012, SIC Advisors incurred organizational and offering costs of $1,066,517 and $2,984,676,

respectively. Of the total $4,051,193 organizational and offering costs incurred from inception through December 31, 2013, $1,784,559 and $272,205 were reimbursed to SIC Advisors during the year ended December 31, 2013 and 2012, respectively. Of the $1,761,943 reimbursed to SIC Advisors during the year ended December 31, 2013, $1,739,327 relates to expense reimbursements incurred during the year and of which, $33,311 has been accrued and is reflected in the consolidated statements of assets and liabilities as due to affiliate. The Company incurred $328,132 relating to expense reimbursements to SIC Advisors during the year ended December 31, 2012, of which, $55,927 has been accrued and is reflected in the consolidated statements of assets and liabilities as due to affiliate and $272,205 was reimbursed to SIC Advisors. The remaining unreimbursed amount will be eligible for reimbursement to the extent the Company receives subscriptions until April 16, 2014, which is the currently scheduled date that the offering period ends, unless it is extended. Organizational and offering expenses paid for by SIC Advisors and reimbursed by the Company will be expensed on the Company’s consolidated statements of operations.

Administration Agreement

On April 5, 2012, the Company entered into an administration agreement with Medley Capital LLC, pursuant to which Medley Capital LLC furnishes the Company with administrative services necessary to conduct its day-to-day operations. Medley Capital LLC is reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations. Such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company does not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC. Medley Capital LLC is an affiliate of SIC Advisors. For the year ended December 31, 2013, the Company recorded an expense of $592,585, relating to administrator expenses. For the year ended December 31, 2012, the Company recorded an expense of $375,677, relating to administrator expenses.

Expense Support and Reimbursement Agreement

On June 29, 2012, the Company entered into an Expense Support and Reimbursement Agreement (the “Expense Support Agreement”) with SIC Advisors. Pursuant to the Expense Support Agreement, SIC Advisors has agreed to reimburse the Company for operating expenses in an amount equal to the difference between distributions paid to the Company’s stockholders in each month, less the sum of the Company’s net investment income, the Company’s net realized capital gains and dividends paid to the Company from its portfolio companies during such period (“Expense Support Reimbursement”). To the extent that no dividends or other distributions are paid to the Company’s stockholders in any given month, then the Expense Support Reimbursement for such month shall be equal to such amount necessary in order for Available Operating Funds for the month to equal zero. The terms of the Expense Support Agreement commenced as of the date that the Company’s registration statement was declared effective by the SEC and continued monthly thereafter until December 31, 2012. Subsequently, the Company’s board of directors approved amendments to the Expense Support Agreement that extended the term from December 31, 2012 to June 30, 2014.

Pursuant to the Expense Support Agreement, the Company has a conditional obligation to reimburse SIC Advisors for any amounts funded by SIC Advisors under the Expense Support Agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which SIC Advisors incurred a liability for such amount, the sum of the Company’s net investment income, the Company’s net capital gains and the amount of any dividends and other distributions paid to the Company from its portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Company to stockholders. The purpose of the Expense Support Agreement is to avoid such distributions being characterized as returns of capital for GAAP purposes and to reduce operating expenses until the Company has raised sufficient capital to be able to absorb such expenses.

Pursuant to the Expense Support Agreement, the Company will reimburse SIC Advisors for expense support payments it previously made following any calendar quarter in which the Company received net investment income, net capital gains and dividends from its portfolio companies in excess of the distributions paid to the Company’s stockholders during such calendar quarter (the “Excess Operating Funds”). Any such reimbursement will be made within three years of the date that the expense support payment obligation was incurred by SIC Advisors, subject to the conditions described below. The amount of the reimbursement during any calendar quarter will equal the lesser of (i) the Excess Operating Funds received during the quarter and (ii) the aggregate amount of all expense payments made by SIC Advisors that have not yet been reimbursed. In addition, the Company will only make reimbursement payments if its “operating expense ratio” (as described in footnote 1 to the table below) is equal to or less than its operating expense ratio at the time the corresponding expense payment was incurred and if the annualized rate of its regular cash distributions to the Company’s stockholders is equal to or greater than the annualized rate of the Company’s regular cash distributions to stockholders at the time the corresponding expense payment was incurred.

For the year ended December 31, 2013, the Company recorded Expense Support Reimbursements of $3,939,251, on the consolidated statements of operations, which includes $125,000 that SIC Advisors elected to reimburse on June 27, 2013 related to expenses from prior periods. Repayments of amounts paid by SIC Advisors to the Company under the Expense Support Agreement will be accrued as they become probable and estimable. For the year ended December 31, 2012, the Company recorded expense reimbursements of $1,465,910 on the consolidated statements of operations. As of December 31, 2013, the Company recorded $2,592,989 in its consolidated statements of assets and liabilities as due from affiliate relating to the Expense Support and Reimbursement Agreement. From inception through December 31, 2013, the Company did not record any reimbursement to SIC Advisors for Expense Support Reimbursements.

The following table provides information regarding liabilities incurred by SIC Advisors pursuant to the Expense Support Agreement as well as other information relating to the Company’s ability to reimburse SIC Advisors for such payments:

Quarter Ended	Amount of Expense Payment Obligation	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
June 30, 2012	$454,874	6.13%	8.00%	June 30, 2015
September 30, 2012	437,303	4.05%	8.00%	September 30, 2015
December 31, 2012	573,733	3.91%	8.00%	December 31, 2015
March 31, 2013	685,404	1.71%	8.00%	March 31, 2016
June 30, 2013	732,425	1.00%	7.84%	June 30, 2016
September 30, 2013	1,277,853	0.83%	7.84%	September 30, 2016
December 31, 2013	1,243,569	0.45%	7.84%	December 31, 2016

(1)

“Operating Expense Ratio” is as of the date the expense support payment obligation was incurred by our Advisor and includes all expenses borne by the Company, except for organizational and offering expenses, base management and incentive fees owed to SIC Advisors, and interest expense.

(2)

“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by SIC Advisors. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders.

Note 8. Related Party Transactions

On October 19, 2011, SIC Advisors entered into a subscription agreement to purchase 110.80 shares of common stock for cash consideration of $1,000. The consideration represents $9.025 per share.

On March 31, 2012, SIC Advisors entered into a subscription agreement to purchase 1,108,033.24 shares of common stock for cash consideration of $10,000,000. The purchase was made on April 17, 2012. The consideration represents $9.025 per share.

Due from affiliate relates to amounts due from SIC Advisors pursuant to the Expense Support Agreement as discussed in Note 7.

Due to affiliate relates to reimbursements of organizational and offering expenses pursuant to the IAA paid to SIC Advisors as discussed in Note 7.

An affiliate of the Company’s dealer manager has an ownership interest in SIC Advisors.

Note 9. Directors Fees

The Company’s independent directors receive an annual retainer fee of $30,000 and further receive a fee of $2,500 ($1,000 for telephonic attendance) for each regularly scheduled board meeting and a fee of $1,000 for each special board meeting and all committee meetings as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, the chairman of the audit committee receives an annual retainer of $10,000, while the chairman of any other committee receives an annual retainer of $2,500. For the years ended December 31, 2013 and 2012, the Company recorded directors’ fees expenses of $154,084 and $146,861, respectively, of which $0 and $40,081 was payable at December 31, 2013 and 2012, respectively.

Note 10. Earnings Per Share

In accordance with the provisions of ASC Topic 260—Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following table sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the years ended December 31, 2013 and 2012:

	For the years ended December 31,
Basic and diluted	2013	2012
Net increase/(decrease) in net assets from operations	$6,280,786	$493,170
Weighted average common shares outstanding	7,426,660	1,031,621
Earnings per common share-basic and diluted	$0.85	$0.48

Note 11. Commitments and Contingencies

The Company’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2013 and 2012, the Company had no unfunded commitments.

Note 12. Distributions and Share Repurchase Plan Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which the Company’s common stockholders may elect to have the full amount of any cash distributions reinvested in additional shares of the Company’s common stock. As a result, if the Company declares a cash dividend or other distribution, each stockholder that has “opted in” to the Company’s reinvestment plan will have their distributions automatically reinvested in additional shares of the Company’s common stock rather than receiving cash distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions. For the year ended December 31, 2013, the Company distributed a total of $6,032,061, of which, $3,915,000 was in cash and $2,117,061 was in the form of common shares associated with the DRIP. For the year ended December 31, 2012, the Company distributed a total of $637,330, of which, $557,132 was in cash and $80,198 was in the form of common shares associated with the DRIP.

The following table reflects the cash distributions per share that the Company declared or paid to its stockholders since it commenced operations in April 2012. Stockholders of record as of each respective record date were entitled to receive the distribution.

Record Date	Payment Date	Amount per share
July 13 and 31, 2012	August 1, 2012	$0.03333
August 15 and 31, 2012	September 4, 2012	0.03333
September 14 and 28, 2012	October 1, 2012	0.03333
October 15 and 30, 2012	October 31, 2012	0.03333
November 15 and 29, 2012	November 30, 2012	0.03333
December 14 and 28, 2012	December 31, 2012	0.03333
January 15 and 31, 2013	January 31, 2013	0.03333
February 15 and 28, 2013	February 28, 2013	0.03333
March 15 and 29, 2013	March 29, 2013	0.03333
April 15 and 30, 2013	April 30, 2013	0.03333
May 15 and 31, 2013	May 31, 2013	0.03333
June 14 and 28, 2013	June 28, 2013	0.03333
July 15 and 31, 2013	July 31, 2013	0.03333
August 15 and 30, 2013	August 30, 2013	0.03333
September 13 and 30, 2013	September 30, 2013	0.03333
October 15 and 31, 2013	October 31, 2013	0.03333
November 15 and 29, 2013	November 29, 2013	0.03333
December 13 and 31, 2013	December 31, 2013	0.03333
January 15 and 31, 2014	January 31, 2014	0.03333
February 14 and 28, 2014	February 28, 2014	0.03333
March 14 and 31, 2014	March 31, 2014	0.03333
April 15 and 30, 2014	April 30, 2014	0.03333
May 15 and 30, 2014	May 30, 2014	0.03333
June 13 and 30, 2014	June 30, 2014	0.03333

The Company’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

The Company’s previous distributions to stockholders were funded from temporary Expense Support Reimbursements that are subject to repayment to SIC Advisors. These distributions were not based on our investment performance and may not continue in the future. If SIC Advisors had not agreed to make Expense Support Reimbursements, these distributions would have come from paid in capital. The reimbursement of these payments owed to SIC Advisors will reduce the future distributions to which stockholders would otherwise be entitled.

The determination of the tax attributes (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) of distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income for the full year and distributions paid for the full year.

Share Repurchase Program

In June 2013, the Company commenced a share repurchase program pursuant to which it intends to conduct quarterly share repurchases, of up to 2.5% of the weighted average number of outstanding shares in any 3-month period or 10% of the weighted average number of outstanding shares in any 12-month period. The purpose of the share repurchase program is to allow stockholders to sell their shares back to the Company at a price equal to the most recently disclosed net asset value per share of the Company’s common stock immediately prior to the date of repurchase. Shares will be purchased from stockholders participating in the program on a pro rata basis. Unless the Company’s board of directors determines otherwise, the number of shares to be repurchased during any calendar year will be limited to the proceeds received in association with the sale of shares of common stock under the distribution reinvestment plan.

On June 4, 2013, the Company offered to repurchase up to 16,652 shares at a price per share of $9.18, which represented the Company’s net asset value per share as of March 31, 2013. No stockholders elected to participate in this quarterly repurchase, and the Company did not purchase any shares.

On August 8, 2013, the Company offered to repurchase up to 32,627 shares at a price per share of $9.13, which represented the Company’s net asset value per share as of June 30, 2013. On September 27, 2013, the Company repurchased 3,642 shares.

On November 7, 2013, the Company offered to repurchase up to 60,966 shares at a price per share of $9.14, which represented the Company’s net asset value per share as of September 30, 2013. On December 19, 2013, the Company repurchased 5,826 shares.

Note 13. Financial Highlights

The following is a schedule of financial highlights of the Company for the year/period ended December 31, 2013 and 2012:

	For the Year Ended December 31, 2013	For the Period from April 17, 2012 (commencement of operations) through December 31, 2012
Per Share Data:(1)
Net asset value at beginning of period	$8.96	$9.03
Net investment income/(loss)	0.72	0.33
Net realized gains/(losses) on investments and total return swap	0.01	0.01
Net unrealized appreciation/(depreciation) on investments and total return swap	0.12	(0.01)

Net increase/(decrease) in net assets	0.85	0.33
Distributions declared from net investment income(2)	(0.80)	(0.39)
Distributions from net realized capital gains	—	(0.01)

Total distributions to stockholders	(0.80)	(0.40)
Issuance of common stock above net asset value(6)	0.17	—
Net asset value at end of period	9.18	8.96
Total return based on net asset value(3)(4)	11.75%	3.35%
Portfolio turnover rate	51.30%	18.86%
Shares outstanding at end of period	16,663,500	2,300,573
Net assets at end of period	153,002,273	20,622,982
Ratio/Supplemental Data:
Ratio of net investment income/(loss) to average net assets(4)	7.56%	5.64	%(5)
Ratio of net expenses (including incentive fees) to average net assets(4)	3.77%	8.58	%(5)
Ratio of incentive fees to average net assets	0.26%	0.01	%(5)
Supplemental data:
Ratio of operating expenses to average net assets	3.59%	24.90	%(5)
Ratio of interest and financing related expenses to average net assets	0.26%	0.55	%(5)

(1)	The per share data was derived by using the weighted average shares outstanding during the year/period ended December 31, 2013 and 2012, which were 7,426,660 and 1,452,160, respectively.
(2)	The per share data for distributions is the actual amount of paid distributions per share during the period.
(3)	Total annual returns are historical and assume reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales charge.
(4)

Total returns, ratios of net investment income/(loss), and ratios of net expenses to average net assets for the year/period ended December 31, 2013 and 2012 prior to the effect of the Expense Support and Reimbursement Agreement were as follows: total return 8.88% and (4.00%), ratio of net investment income/(loss): 2.04% and (12.01%) and ratio of net expenses to average net assets: 9.61% and 27.22%, respectively.

(5)	Annualized. The period from June 10, 2011 (inception) to April 16, 2012 is not presented as the Company had not commenced operations.
(6)

Shares issued under the DRIP (see Note 12) as well as the continuous issuance of shares of common stock may cause on incremental increase/decrease in net asset value per share due to the effect of issuing shares at amounts that differ from the prevailing net asset value at each issuance.

Note 14. Selected Quarterly Financial Data (unaudited)

	Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Total Investment Income	$3,393,010	$2,029,631	$1,526,284	$1,058,077
Total Investment Income per Common Share	0.25	0.26	0.30	0.33
Net Investment Income	2,029,585	1,625,608	1,154,119	534,233
Net Investment Income per Common Share	0.15	0.21	0.22	0.17
Net Realized and Unrealized Gain (Loss)	925,855	(181,452)	(664,116)	856,954
Net Realized and Unrealized Gain (Loss) per Common Share	0.07	(0.02)	(0.13)	0.27
Net Increase (Decrease) in Net Assets Resulting from Operations	2,955,440	1,444,156	490,003	1,391,187
Basic and Diluted Earnings (Loss) per Common Share	0.22	0.18	0.09	0.43
Net Asset Value per Common Share at End of Quarter	9.18	9.14	9.13	9.18

	For the Period from April 17, 2012 (commencement of operations) to December 31, 2012
Total Investment Income	$1,235,116
Total Investment Income per Common Share	1.20
Net Investment Income	490,032
Net Investment Income per Common Share	0.48
Net Realized and Unrealized Gain (Loss)	3,138
Net Realized and Unrealized Gain (Loss) per Common Share	0.00	*
Net Increase (Decrease) in Net Assets Resulting from Operations	493,170
Basic and Diluted Earnings (Loss) per Common Share	0.48
Net Asset Value per Common Share at End of Quarter	8.96

*	Rounds to less than $0.01 per share

Note 15. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2013, except as disclosed below.

The Company issued common shares and received gross proceeds of approximately $58.2 million subsequent to December 31, 2013.

Appendix A

SIERRA
INCOME CORPORATION

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2. Account Type- Check One Box Only

Please check the appropriate box to indicate the account type of the subscription.

3. Investor Information - SSN or TIN Required

You must include a permanent street address even if your mailing address is a P.O. Box. If the investment is to be held by joint owners you must provide the requested investor information for each joint owner.

Enter the name(s), mailing address and telephone numbers of the registered owner of the investment. Partnerships, corporations and other organizations should include the name of an individual to whom correspondence should be addressed.

All investors must complete the space provided for taxpayer identification number or social security number. By signing in Section 9, you are certifying that this number is correct.

4. Investment Title - SSN or TIN Required

All investors must complete the space provided for taxpayer identification number or social security number. By signing in Section 9, you are certifying that this number is correct.

Please print the exact name(s) in which shares are to be registered. Include the trust/entity name, if applicable. If the account is Qualified, include the names and taxpayer identification numbers of the investor and the custodian or trustee.

5. Custodian/ Trustee Information

Make checks payable to the custodian and send ALL paperwork directly to the custodian.

If you wish to purchase shares through an IRA, and need an IRA account, First Trust Retirement has agreed to serve as IRA custodian for such purpose. Sierra Income Corporation will pay the first-year annual IRA maintenance fees of such accounts with First Trust Retirement. Thereafter, investors will be responsible for the annual IRA maintenance fees. Further information about custodial services is available through your broker or our dealer manager.

Complete this section if the registered owner of the investment will be a Custodian Plan or Trust.

The Sierra Income Corporation name and logo are registered trademarks being used under license.

Over Please

9. Subscriber Signatures

Please separately initial each of the representations in paragraph (1) through (5). If an Alabama resident you must also initial paragraph (6), if a California resident you must also initial paragraph (7), if an Iowa resident you must also initial paragraph (8), if a Kansas resident you must also initial paragraph (9), if a Kentucky resident you must also initial paragraph (10), if a Maine resident you must also initial paragraph (11), if a Massachusetts resident you must also initial paragraph (12), if a Nebraska resident you must also initial paragraph (13), if a New Jersey resident you must also initial paragraph (14), if a New Mexico resident you must also initial paragraph (15), if a North Dakota resident you must also initial paragraph (16), If an Ohio resident you must also initial paragraph (17), if an Oklahoma resident you must also initial paragraph (18), if an Oregon resident you must also initial paragraph (19), if a Texas resident you must also initial paragraph (20) and if a Tennessee resident you must also initial paragraph (21). Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make such representations on your behalf.

Please refer to the Prospectus under "Suitability Standards" to verify that you meet the minimum suitability standards imposed by the state of your primary residence.

By signing this Subscription Agreement, you agree to provide the information in Section 9 of the agreement and confirm the information is true and correct. If we are unable to verify your identity or that of another person authorized to act on your behalf or if we believe we have identified potential criminal activity, we reserve the right to take action as we deem appropriate, including, but not limited to, closing your account or refusing to establish your account.

The Subscription Agreement, together with a check made payable to "UMB Bank, N.A., as Agent for Sierra Income Corporation" for the full purchase price, should be delivered or mailed by your Broker-Dealer or Registered Investment Advisor, as applicable, to:

For Paperwork (including the Subscription Agreement):

Regular Mail
Investment Processing Department
c/o DST Systems, Inc.
P.O. Box 219731
Kansas City, MO 64121-9731
Toll Free: 877.907.1148

Overnight Mail
Investment Processing Department
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105
Toll Free: 877.907.1148

Subscription Agreements may be faxed to:
855.223.2474

For Payments (including wires):

Payments may be wired to:
UMB Bank, N.A., as Agent for
Sierra Income Corporation
1010 Grand Boulevard, 4th Floor
Kansas City, MO 64106
ABA #: 101000695
Account #: 9871976289
FAO: (Include Account Title)

2/14 SI0018-H

SIERRA
INCOME CORPORATION

SUBSCRIPTION AGREEMENT

1. Investment

Amount of Subscription: State of Sale:

Minimum Initial Investment is $2,000 ($2500 for TN).
Money Orders, Traveler's Checks, Starter Checks, Foreign Checks, Counter Checks, Third-Party Checks or Cash cannot be accepted.

Payment will be made with: ☐ Enclosed Check ☐ Funds Wired ☐ Funds to Follow

2. Account Type - Check One Box Only

Non-Qualified Registration Types

- ☐ Individual (If TOD, attach application)
- ☐ Joint Tenant* (If TOD, attach application)
- ☐ Tenants in Common*
- ☐ Community Property*
- ☐ Trust**
- ☐ Non-Profit Organization**
- ☐ UGMA: State of ______
- ☐ UTMA: State of ______
- ☐ Corporation** ☐ S-Corp ☐ C-Corp (Will default to S-Corp if nothing is marked)
- ☐ Partnership**
- ☐ Other (Specify) ______

Qualified Registration Types

- ☐ Traditional (Individual) IRA
- ☐ Simple IRA
- ☐ Beneficial IRA
  as Beneficiary for: ______
- ☐ Profit Sharing Plan**
- ☐ KEOGH Plan**
- ☐ SEP IRA
- ☐ ROTH IRA
- ☐ Pension Plan**

*All parties must sign.

**Please attach pages of trust/plan document (or corporate resolution) which lists the names of trust/plan, trustees, signatures and date. The Certification of Investment Powers for Trust Accounts form may be completed in lieu of providing trust documents.

> For Non-Qualified Custodial Accounts and All Qualified Accounts, please complete Section 5

3. Investor Information - SSN or TIN Required

Investor #1 Name: SSN/Tax ID: DOB:

Investor #2 Name: SSN/Tax ID: DOB:

Street Address:

City: State: Zip Code:

Optional
Mailing Address:

City: State: Zip Code:

Phone (day): Phone (evening):

E-mail:

☐ US Citizen ☐ US Citizen residing outside the US

☐ Foreign citizen, country: ______ ☐ Check here if you are subject to backup withholding

4. Investment Title - SSN or TIN Required

Please print names in which shares of common stock are to be registered. Include trust name if applicable. If IRA or qualified plan, include both custodian and investor names and Tax ID Numbers. If same as above, write "Same." **(This is the name that will appear on your statement.)**

Title Line 1:

Title Line 2:

Primary SSN/TIN: Secondary SSN/TIN:

The Sierra Income Corporation name and logo are registered trademarks being used under license.

Over Please

5. Custodian/ Trustee Information

Make checks payable to the custodian and send ALL paperwork directly to the custodian.

Trustee Name:

Trustee Address 1:

Trustee Address 2:

Trustee City: State: Zip Code:

Trustee Telephone Number: Trustee Tax Identification Number:

Investor's Account Number with Trustee:

Important Note About Proxy Voting: *By signing this subscription agreement, Custodian/Trustee authorizes the investor to vote the number of shares of common stock of Sierra Income Corporation that are beneficially owned by the investor as reflected on the records of Sierra Income Corporation as of the applicable record date at any meeting of the stockholders of Sierra Income Corporation. This authorization shall remain in place until revoked in writing by Custodian/Trustee. Sierra Income Corporation is hereby authorized to notify the investor of his or her right to vote consistent with this authorization.*

6. Distribution Information (Choose one of the following options)

(If you do not complete this section, distributions will be paid to the registered owner at the address in Section 3. IRA accounts may not direct distributions without the custodian's approval.) Please see Section 6 (Distribution Information) of the Investor Instructions accompanying this Subscription Agreement for additional information. **If you elect to participate in the Distribution Reinvestment Plan, you agree that, if at any time you fail to meet the applicable suitability standards set forth in the then current Prospectus, you will promptly provide written notification to: Sierra Income Corporation, c/o DST Systems, Inc, 430 W. 7th Street, Kansas City, MO 64105.**

% of Distribution

☐ I prefer to participate in the Distribution Reinvestment Plan, as described in the Prospectus. ______

☐ Send distributions via check to investor's home address **(or for Qualified Plans to the address listed in Section 5)** ______

☐ Send distributions via check to the alternate payee listed here **(not available for Qualified Plans without custodial approval)** ______

Name:

Address:

City: State: Zip Code:

Account Number:

☐ Direct Deposit (Attach Voided Check) I authorize Sierra Income Corporation or its agent to deposit my distributions in the checking or savings account identified below. This authority will remain in force until I notify Sierra Income Corporation in writing to cancel it. In the event that Sierra Income Corporation deposits funds erroneously into my account, Sierra Income Corporation is authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Financial Institution Name: % of Distribution ☐ Checking

ABA/ Routing Number: Account Number: ☐ Savings

7. Broker - Dealer and Registered Representative Information

Broker-Dealer Name:

Representative Name: Rep Number:

Representative's Firm Name: Branch ID:

Representative's Address:

Representative's City: State: Zip Code:

Representative's Phone: Representative's Fax Number:

Representative's E-mail Address:

This Subscription was made as follows:

☐ Through a participating Broker-Dealer

☐ Through a participating RIA* unaffiliated with a participating Broker-Dealer

☐ Shares are being purchased net of commissions

*RIAs must first execute a firm level RIA Placement Agreement with SC Distributors (the Dealer Manager for Sierra Income Corporation) before conducting business. To obtain an RIA Placement Agreement or for additional questions please contact SC Distributors at: 877-907-1148.

Based on the information I obtained from the subscriber regarding the subscriber's financial situation and investment objectives, I hereby certify to Sierra Income Corporation that I have reasonable grounds for believing that the purchase of the Shares by the Subscriber is a suitable and appropriate investment for this Subscriber.

Signature of Financial Representative: Date:

(If required by Broker-Dealer)

Branch Manager Signature: Date:

8. Electronic Delivery (Optional)

Instead of receiving paper copies of this Prospectus, our Prospectus supplements, annual reports, proxy statements, and other stockbroker communications and reports, you may elect to receive electronic delivery of stockholder communications from Sierra Income Corporation. If you would like to consent to electronic delivery, including pursuant to CD-ROM or electronic mail, please sign and return this election with your Subscription Agreement.

By signing below, I acknowledge and agree that I will not receive paper copies of any stockholder communications unless (i) I notify Sierra Income Corporation that I am revoking this election with respect to all stockholder communications or (ii) I specifically request that Sierra Income Corporation send a paper copy of a particular stockholder communications to me. Sierra Income Corporation has advised me that I have the right to revoke this election at any time and receive all stockholder communications as paper copies through the mail. I also understand that I have the right to request a paper copy of any stockholder communication.

By electing electronic delivery, I understand that I may incur certain costs associated with spending time online and downloading and printing stockholder communications and I may be required to download software to read documents delivered in electronic format. Electronic delivery also involves risks related to system or network outages that could impair my timely receipt of or access to stockholder communications.

Electronic Delivery Acknowledgement Only

Signature of Investor: ______ Date: ______

Signature of Joint Investor: ______ Date: ______

E-mail: (If blank - email from Section 3 will be used) ______

9. Subscriber Signatures

Please separately initial each of the representations below. Except in the case of fiduciary, you may not grant any person or power of attorney to make such representations on your behalf. I hereby acknowledge and/or represent the following:

____ Owner ____ Co-Owner 1. I have received the final Prospectus of Sierra Income Corporation at least five business days before signing the Subscription Agreement.

____ Owner ____ Co-Owner 2. I have (i) a minimum net worth (exclusive of home, home furnishings and personal automobiles) of at least $250,000 or (ii) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000, and, if applicable, I meet the higher net worth and gross income requirements imposed by my state of primary residence as set forth in the Prospectus under "Suitability Standards." I will not purchase additional shares unless I meet the applicable suitability requirements set forth in the Prospectus at the time of purchase.

____ Owner ____ Co-Owner 3. I acknowledge that there is no public market for the shares and, thus, my investment in shares is not liquid.

____ Owner ____ Co-Owner 4. I am purchasing the shares for the account referenced in Section 4.

____ Owner ____ Co-Owner 5. I acknowledge that I will not be admitted as a stockholder until my investment has been accepted. The acceptance process includes, but is not limited to, reviewing the Subscription Agreement for completeness and signatures, conducting an Anti-Money Laundering check as required by the USA Patriot Act and payment of the full purchase price of the shares.

Over Please

9. Subscriber Signatures, Continued

I ACKNOWLEDGE RECEIPT OF THE PROSPECTUS, WHETHER OVER THE INTERNET, ON A CD-ROM, A PAPER COPY OR ANY OTHER DELIVERY METHOD. IF A SUBSCRIBER'S SUBSCRIPTION IS ACCEPTED, SIERRA INCOME CORPORATION WILL SEND THE SUBSCRIBER CONFIRMATION OF HIS OR HER PURCHASE AFTER HE OR SHE HAS BEEN ADMITTED AS A STOCKHOLDER.

By signing below, you also acknowledge that:

Substitute W-9: I HEREBY CERTIFY under penalty of perjury (i) that the taxpayer identification number shown on the Subscription is true, correct and complete, (ii) that I am not subject to backup withholding either (a) I am exempt backup withholding, (b) because I have not been notifed that I am subject to backup agreement withholding as a result of a failure to report all interest or distributions, or (c) the Internal Revenue Service has notifed me that I am no longer subject to backup withholdings, (iii) I am a U.S. citizen or a U.S. person.

Signature of Investor: _______________ Date: _______________

Signature of Joint Investor or
for Qualified Plans, of Trustee/Custodian: _______________ Date: _______________

The Subscription Agreement, together with a check made payable to "UMB Bank, N.A., as Agent for Sierra Income Corporation" for the full purchase price, should be delivered or mailed by your Broker-Dealer or Registered Investment Advisor, as applicable, to:

For Paperwork (including the Subscription Agreement):

Regular Mail
Investment Processing Department
c/o DST Systems, Inc.
P.O. Box 219731
Kansas City, MO 64121-9731
Toll Free: 877.907.1148

Overnight Mail
Investment Processing Department
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105
Toll Free: 877.907.1148

Subscription Agreements may be faxed to:
855.223.2474

For Payments (including wires):

Payments may be wired to:
UMB Bank, N.A., as Agent for
Sierra Income Corporation
1010 Grand Boulevard, 4th Floor
Kansas City, MO 64106
ABA #: 101000695
Account #: 9871976289
FAO: (Include Account Title)

4/14 SI0017-M

SIERRA INCOME CORPORATION

Common Stock

150,000,000 Shares of Common Stock — Maximum Offering

PROSPECTUS

April 30, 2014

You should rely only on the information contained in this prospectus. No dealer, salesperson or other person is authorized to make any representations other than those contained in the prospectus and supplemental literature authorized by Sierra Income Corporation and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.